UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2022

Date of reporting period:	October 1, 2021 – September 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Dynamic Asset Allocation Balanced Fund

Annual report
9 | 30 | 22

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PABAX

Putnam Dynamic
Asset Allocation
Balanced Fund

Annual report
9 | 30 | 22

Message from the Trustees

November 11, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, stocks and bonds have experienced losses, and U.S. gross domestic product has declined slightly. Persistent inflation has caused the U.S. Federal Reserve to raise interest rates to contain price pressures, an effort that may continue into 2023. At the same time, we are encouraged by recent economic data that suggests inflation rates are improving.

While this challenging environment is a test of patience, you can be confident that Putnam portfolio managers are actively working for you. As the prices of many stocks and bonds move lower, our teams are researching new and attractive investment opportunities for your fund while assessing risks.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund’s target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions.

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time.

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can have less volatility than an all-stock allocation in the long run.

Dynamic Asset Allocation Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 5 and pages 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Putnam Balanced Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 50% the Russell 3000 Index, 35% the Bloomberg U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

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This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/22. See page 4 and pages 11–13 for additional fund performance information. Index descriptions can be found on page 17.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Dynamic Asset Allocation Balanced Fund 5

Brett, please describe investing conditions for the 12-month reporting period.

Investors faced multiple headwinds during the period. Supply chain bottlenecks, slowing global growth, high inflation, and the Russia-Ukraine War weighed on investor sentiment. Of these concerns, controlling inflation remained a top priority of the U.S. Federal Reserve. In November 2021, the Fed began tapering its $120 billion-per-month bond-buying program, signaling it would raise interest rates in calendar 2022.

After a relatively calm start to the new year, Russia’s invasion of Ukraine on February 24 caused a flight to safety. Investors shed growth-oriented stocks in favor of value-oriented, cyclical stocks. Yields on U.S. Treasuries rose and commodity prices soared. Inflation concerns spread globally. For the first time since 2018, the Fed increased interest rates, adding 0.25% to borrowing costs at its March 2022 meeting. The Fed pledged to make additional interest-rate hikes at its six remaining policy meetings in calendar 2022.

Between May and September, the Fed raised interest rates four more times. The federal funds rate moved from 0.00%–0.25% at the start of the

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Allocations are shown as a percentage of the fund’s net assets as of 9/30/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/22. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Balanced Fund 7

period to 3.00%–3.25% by period-end. Many investors feared that a more hawkish Fed would tip the U.S. economy into a recession.

Stocks and bonds posted losses for the 12-month reporting period. U.S. stocks, as measured by the S&P 500 Index, returned –15.47%. Non-U.S. stocks in developed markets, as measured by the MSCI EAFE Index [ND], fared worse, returning –25.13%. High-yield bonds returned –13.08%, as measured by the JPMorgan Developed High Yield Index. Investment-grade bonds returned –14.60%, as measured by the Bloomberg U.S. Aggregate Bond Index.

Credit spreads widened as interest rates rose. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury climbed from 1.52% at the start of the period to 3.83% by period-end. Short-term yields rose even more, causing the yield curve to flatten or invert at times.

How did the fund perform for the 12 months ended September 30, 2022?

The fund returned –16.86%, outperforming its primary benchmark, the Russell 3000 Index, which returned –17.63%. The fund also outperformed the custom Putnam Balanced Blended Benchmark, which returned –16.89%.

What strategies impacted fund performance relative to the custom benchmark during the reporting period?

Overall, our dynamic asset allocation decisions slightly aided performance. We adjusted the portfolio’s tactical allocation mix several times during the period. The largest boost to fund performance came from our equity allocation decisions. Equity positioning in the first quarter of calendar 2022 added value, as the fund benefited from short-term over- and underweight positions, which took advantage of equity market volatility. A modest overweight position in the second quarter of calendar 2022 offset some of these gains as stocks moved into correction territory [a decline of 10% or more from a recent high]. Underweight positioning in August and September 2022 benefited results as stocks sank to annual lows.

In fixed income, the portfolio experienced a small gain from a modest underweight position to interest-rate risk, as yields rose sharply with the Fed’s move toward tighter policy. We changed this position to neutral at the beginning of February 2022.

The portfolio posted a loss from an out-of-benchmark, modestly long position to commodity risk, implemented at the beginning of March 2022. The position ranged from modestly long to long over the remainder of the period.

Overall, security selection decisions boosted performance. Our quantitative U.S. large-cap core equity strategy performed strongly, while our quantitative international equity strategy contributed a small gain. In quantitative strategies, our team analyzes stock market history to identify characteristics of stocks [factors] that have excess risk-adjusted returns. Over the period, our valuation factors drove performance. Our fundamental U.S. large-cap growth and opportunistic fixed income strategies finished negative for the period. Our fundamental U.S. large-cap value strategy was a notable positive contributor.

As the fund starts a new fiscal year, how is it positioned relative to the custom benchmark?

The fund is positioned defensively relative to the custom benchmark as of October 1, 2022. The portfolio has an underweight position to equity risk and a neutral position to interest-rate risk. Tactically, the portfolio has an out-of-benchmark, modestly long position to commodity risk. Toward period-end, we decreased our commodity position from long to modestly long.

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What is your outlook for financial markets?

Volatility has been a major constant across markets year to date. Rising inflation, supply chain disruptions, monetary policy tightening, and the war in Ukraine have weighed down most asset classes. Looking ahead, we expect market volatility to persist and investor sentiment to waver given many uncertainties and fears of recession.

Our near-term outlook for equities is bearish. We believe the equity market has yet to bottom. This view is supported by the Fed’s bias toward higher interest rates and the lack of improvement in labor-market tightness. A brief equity rally in July 2022 was not justified by economic activity, in our view. Our breadth thrust signals [a technical indicator that determines market momentum] have not confirmed the start of a new bullish trend.

Our near-term outlook for rate-sensitive fixed income is neutral. To reduce inflation, the Fed will need to raise interest rates faster and more than the market anticipates, in our view. We believe this will have a negative impact on duration exposure. However, this view is tempered by deteriorating economic data and heightened recession risk, which could be a catalyst for interest rates to move lower, in our view.

Our view on commodities is slightly bullish. A strengthening U.S. dollar, rising real yields [adjusted for the impact of inflation], and a looming recession could be headwinds for commodities, in our view. However, over the medium term, we believe that supply constraints are a reason to be bullish on the asset class.

Against this backdrop, we continue to have conviction in our investment strategies given our ability to adapt the portfolio to changing market conditions.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Dynamic Asset Allocation Balanced Fund 9

Thank you, Brett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

In June 2022, the fund’s income distribution rate per class A share rose from $0.043 to $0.046. The increase was due to a higher level of income generated by the portfolio. Similar increases were made to other share classes of the fund.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (2/7/94)
Before sales charge	6.42%	6.05%	2.92%	1.92%	–16.86%
After sales charge	6.20	5.43	1.71	–0.07	–21.64
Class B (2/11/94)
Before CDSC	6.20	5.42	2.16	1.17	–17.49
After CDSC	6.20	5.42	1.85	0.27	–21.21
Class C (9/1/94)
Before CDSC	6.17	5.43	2.16	1.18	–17.47
After CDSC	6.17	5.43	2.16	1.18	–18.21
Class P (8/31/16)
Net asset value	6.71	6.40	3.30	2.28	–16.61
Class R (1/21/03)
Net asset value	6.14	5.79	2.67	1.67	–17.06
Class R5 (7/2/12)
Net asset value	6.68	6.32	3.17	2.16	–16.73
Class R6 (7/2/12)
Net asset value	6.72	6.43	3.27	2.26	–16.60
Class Y (7/5/94)
Net asset value	6.68	6.32	3.17	2.17	–16.72

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative annualized index returns For periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
Russell 3000 Index	9.34%	11.39%	8.62%	7.70%	–17.63%
Putnam Balanced Blended
Benchmark*	—†	6.73	4.49	2.80	–16.89
Lipper Mixed-Asset Target
Allocation Moderate Funds
category median ‡	6.36	4.78	2.69	1.40	–16.36

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Putnam Balanced Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 50% the Russell 3000 Index, 35% the Bloomberg U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/22, there were 584, 540, 492, 389, and 29 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,957 and $16,961, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $18,599, $17,558, $18,451, $18,647, and $18,453, respectively.

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Fund price and distribution information For the 12-month period ended 9/30/22

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	4		4	4	4	4	4	4	4
Income	$0.178		$0.049	$0.060	$0.238	$0.138	$0.215	$0.230	$0.217
Capital gains
Long-term gains	0.937		0.937	0.937	0.937	0.937	0.937	0.937	0.937
Short-term gains	0.827		0.827	0.827	0.827	0.827	0.827	0.827	0.827
Total	$1.942		$1.813	$1.824	$2.002	$1.902	$1.979	$1.994	$1.981
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/21	$17.92	$19.01	$17.87	$17.37	$17.97	$17.76	$17.97	$17.96	$17.97
9/30/22	13.31	14.12	13.28	12.86	13.34	13.18	13.34	13.34	13.34

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/21	0.94%	1.69%	1.69%	0.56%	1.19%	0.70%	0.60%	0.69%
Annualized expense ratio
for the six-month period
ended 9/30/22*	0.95%	1.70%	1.70%	0.58%	1.20%	0.72%	0.62%	0.70%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Dynamic Asset Allocation Balanced Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/22 to 9/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.39	$7.84	$7.84	$2.68	$5.54	$3.33	$2.87	$3.23
Ending value (after expenses)	$843.20	$839.80	$840.10	$844.70	$841.90	$843.50	$844.40	$843.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/22, use the following calculation method. To find the value of your investment on 4/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.81	$8.59	$8.59	$2.94	$6.07	$3.65	$3.14	$3.55
Ending value (after expenses)	$1,020.31	$1,016.55	$1,016.55	$1,022.16	$1,019.05	$1,021.46	$1,021.96	$1,021.56

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Dynamic Asset Allocation Balanced Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

16 Dynamic Asset Allocation Balanced Fund

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Balanced Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 50% the Russell 3000® Index, 35% the Bloomberg U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Dynamic Asset Allocation Balanced Fund 17

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2022, Putnam employees had approximately $428,000,000 and the Trustees had approximately $57,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

18 Dynamic Asset Allocation Balanced Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Balanced Fund 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management and sub-advisory contracts, effective July 1, 2022. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam

20 Dynamic Asset Allocation Balanced Fund

Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management and sub-advisory contracts would lower the sub-management and sub-advisory fees paid by Putnam Management to PIL and PAC, respectively.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021.

These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and

Dynamic Asset Allocation Balanced Fund 21

its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

22 Dynamic Asset Allocation Balanced Fund

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the under-performance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Moderate Funds) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2021, there were 591, 551 and 494 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments

Dynamic Asset Allocation Balanced Fund 23

in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

24 Dynamic Asset Allocation Balanced Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Balanced Fund 25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Balanced Fund (the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

26 Dynamic Asset Allocation Balanced Fund

The fund’s portfolio 9/30/22

COMMON STOCKS (65.6%)*	Shares	Value
Basic materials (2.7%)
AdvanSix, Inc.	6,107	$196,035
Alcoa Corp.	15,314	515,469
American Vanguard Corp.	3,904	73,005
Anglo American PLC (London Exchange) (United Kingdom)	86,036	2,599,008
Arcosa, Inc.	696	39,797
Arkema SA (France)	1,808	131,865
Atkore, Inc. †	5,003	389,283
Balchem Corp.	522	63,465
BHP Group, Ltd. (ASE Exchange) (Australia)	72,894	1,815,418
BHP Group, Ltd. (London Exchange) (Australia)	6,766	169,929
BlueScope Steel, Ltd. (Australia)	20,347	196,845
Boise Cascade Co.	6,065	360,625
Boliden AB (Sweden)	4,814	148,883
Celanese Corp.	7,116	642,859
CF Industries Holdings, Inc.	47,020	4,525,675
Clearwater Paper Corp. †	1,746	65,650
Codexis, Inc. †	32,441	196,592
Compagnie de Saint-Gobain (France)	28,810	1,027,475
Constellium SE (France) †	26,729	271,032
Corteva, Inc.	150,481	8,599,989
CRH PLC (Ireland)	123,441	3,952,737
Dow, Inc.	15,496	680,739
DuPont de Nemours, Inc.	55,000	2,772,000
Eastman Chemical Co.	23,857	1,695,040
Eiffage SA (France)	10,586	847,435
Freeport-McMoRan, Inc. (Indonesia)	138,565	3,786,982
Glencore PLC (United Kingdom)	92,274	487,256
Innospec, Inc.	2,629	225,226
Intrepid Potash, Inc. †	2,318	91,723
LightWave Logic, Inc. †	22,915	168,196
Linde PLC	3,885	1,062,419
LyondellBasell Industries NV Class A	9,497	714,934
Materion Corp.	1,080	86,400
Mineral Resources, Ltd. (Australia)	4,833	202,310
Minerals Technologies, Inc.	2,876	142,103
Misumi Group, Inc. (Japan)	5,400	114,890
Mueller Industries, Inc.	6,539	388,678
Nitto Denko Corp. (Japan)	13,400	726,564
NV5 Global, Inc. †	767	94,970
OCI NV (Netherlands)	15,217	559,543
Olin Corp.	14,500	621,760
Orion Engineered Carbons SA (Luxembourg)	5,141	68,632
PotlatchDeltic Corp. R	8,874	364,189
PPG Industries, Inc.	22,901	2,534,912
Rio Tinto PLC (United Kingdom)	28,564	1,547,127
Rio Tinto, Ltd. (Australia)	15,906	946,611
Sealed Air Corp.	14,809	659,149
Sensient Technologies Corp.	1,060	73,500

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (65.6%)* cont.	Shares	Value
Basic materials cont.
Sherwin-Williams Co. (The)	11,675	$2,390,456
Shin-Etsu Chemical Co., Ltd. (Japan)	11,100	1,102,270
Simpson Manufacturing Co., Inc.	1,606	125,910
South32, Ltd. (Australia)	127,801	295,398
Standex International Corp.	1,287	105,084
Stepan Co.	760	71,189
Sterling Construction Co., Inc. †	4,227	90,754
TopBuild Corp. †	4,100	675,598
Tronox Holdings PLC Class A	27,698	339,301
UFP Industries, Inc.	6,039	435,774
WestRock Co.	20,125	621,661
Weyerhaeuser Co. R	82,493	2,356,000
		56,254,319
Capital goods (3.5%)
A.O. Smith Corp.	13,500	655,830
Aerojet Rocketdyne Holdings, Inc. †	10,967	438,570
Albany International Corp. Class A	1,111	87,580
Allison Transmission Holdings, Inc.	26,300	887,888
Altra Industrial Motion Corp.	9,323	313,439
American Axle & Manufacturing Holdings, Inc. †	32,842	224,311
BAE Systems PLC (United Kingdom)	39,710	348,885
Ball Corp.	33,690	1,627,901
Barnes Group, Inc.	2,266	65,442
Belden, Inc.	1,362	81,747
Carrier Global Corp.	19,861	706,257
Casella Waste Systems, Inc. Class A †	1,109	84,717
Caterpillar, Inc.	4,100	672,728
Clean Harbors, Inc. †	5,819	639,974
CTS Corp.	2,586	107,707
Cummins, Inc.	3,512	714,727
Dassault Aviation SA (France)	2,798	317,779
Deere & Co.	8,167	2,726,880
Eaton Corp. PLC	5,192	692,405
Emerson Electric Co.	14,800	1,083,656
Encore Wire Corp.	1,588	183,478
ESCO Technologies, Inc.	1,350	99,144
Fortive Corp.	70,340	4,100,822
Franklin Electric Co., Inc.	1,023	83,589
Fuji Electric Co., Ltd. (Japan)	10,500	384,890
GEA Group AG (Germany)	17,659	577,456
General Dynamics Corp.	35,300	7,489,601
Gentherm, Inc. †	1,225	60,919
GrafTech International, Ltd.	51,299	221,099
HEICO Corp.	4,731	681,169
Heritage-Crystal Clean, Inc. †	2,276	67,301
Hillenbrand, Inc.	9,338	342,891
Honeywell International, Inc.	29,167	4,870,014
Ingersoll Rand, Inc.	55,848	2,415,984
ITT, Inc.	9,685	632,818

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (65.6%)* cont.	Shares	Value
Capital goods cont.
Johnson Controls International PLC	94,472	$4,649,912
Kaman Corp.	2,614	73,009
Komatsu, Ltd. (Japan)	54,700	989,190
Legrand SA (France)	18,437	1,191,194
LKQ Corp.	14,300	674,245
Lockheed Martin Corp.	19,300	7,455,397
Mitsubishi Heavy Industries, Ltd. (Japan)	1,800	60,013
Moog, Inc. Class A	3,407	239,682
MRC Global, Inc. †	12,906	92,794
MYR Group, Inc. †	1,048	88,797
National Presto Industries, Inc.	1,096	71,295
Nordson Corp.	3,200	679,264
Northrop Grumman Corp.	10,786	5,072,872
O-I Glass, Inc. †	23,267	301,308
Otis Worldwide Corp.	10,600	676,280
Parker Hannifin Corp.	2,841	688,403
Raytheon Technologies Corp.	56,604	4,633,603
Republic Services, Inc.	12,800	1,741,312
Rheinmetall AG (Germany)	7,796	1,207,542
Ryerson Holding Corp.	7,349	189,163
Shyft Group, Inc. (The)	3,946	80,617
Spirax-Sarco Engineering PLC (United Kingdom)	5,138	590,204
Sturm Ruger & Co., Inc.	1,424	72,325
Terex Corp.	12,280	365,207
Tetra Tech, Inc.	5,189	666,942
Textron, Inc.	18,700	1,089,462
Titan International, Inc. †	8,472	102,850
Titan Machinery, Inc. †	3,776	106,710
TransDigm Group, Inc.	3,231	1,695,693
Vinci SA (France)	308	24,740
Waste Connections, Inc.	16,094	2,174,782
Waste Management, Inc.	4,200	672,882
Watts Water Technologies, Inc. Class A	605	76,067
Zurn Water Solutions Corp.	15,162	371,469
		73,554,823
Communication services (1.6%)
American Tower Corp. R	32,093	6,890,368
AT&T, Inc.	331,404	5,083,737
Cambium Networks Corp. †	4,299	72,739
Charter Communications, Inc. Class A †	5,667	1,719,084
Comcast Corp. Class A	109,591	3,214,304
Crown Castle International Corp. R	4,400	636,020
Deutsche Telekom AG (Germany)	71,545	1,226,430
EchoStar Corp. Class A †	10,387	171,074
KDDI Corp. (Japan)	55,000	1,613,147
Koninklijke KPN NV (Netherlands)	292,021	791,297
Liberty Latin America, Ltd. Class C (Chile) †	39,629	243,718
Nippon Telegraph & Telephone Corp. (Japan)	51,000	1,375,879
SK Telecom Co., Ltd. (South Korea)	32,820	1,159,334

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (65.6%)* cont.	Shares	Value
Communication services cont.
T-Mobile US, Inc. †	23,457	$3,147,225
Telstra Corp., Ltd. (Australia)	533,215	1,306,882
Verizon Communications, Inc.	107,810	4,093,546
		32,744,784
Communications equipment (0.1%)
arista Networks, Inc. †	7,200	812,808
Telefonaktiebolaget LM Ericsson Class B (Sweden)	202,200	1,177,558
Viavi Solutions, Inc. †	5,849	76,329
		2,066,695
Computers (5.2%)
A10 Networks, Inc.	25,698	341,012
Adeia, Inc.	18,801	265,846
Agilysys, Inc. †	2,337	129,353
Altair Engineering, Inc. Class A †	1,448	64,031
Apple, Inc.	509,790	70,452,978
Avid Technology, Inc. †	12,741	296,356
Calix, Inc. †	4,444	271,706
Cisco Systems, Inc./Delaware	159,000	6,360,000
CommVault Systems, Inc. †	6,937	367,938
Crowdstrike Holdings, Inc. Class A †	12,602	2,076,936
Dropbox, Inc. Class A †	32,823	680,093
Enfusion, Inc. Class A †	6,546	80,778
Extreme Networks, Inc. †	30,812	402,713
Fortinet, Inc. †	14,047	690,129
Fujitsu, Ltd. (Japan)	10,900	1,175,482
MongoDB, Inc. †	3,421	679,274
MSCI, Inc.	6,062	2,556,891
NetApp, Inc.	5,300	327,805
NetScout Systems, Inc. †	3,087	96,685
OneSpan, Inc. †	5,632	48,492
Pure Storage, Inc. Class A †	113,616	3,109,670
Qualys, Inc. †	3,602	502,083
RingCentral, Inc. Class A †	16,800	671,328
ServiceNow, Inc. †	5,302	2,002,088
Smartsheet, Inc. Class A †	21,070	723,965
Snowflake, Inc. Class A †	23,018	3,912,139
SolarWinds Corp. †	8,156	63,209
Sprout Social, Inc. Class A †	6,876	417,236
SS&C Technologies Holdings, Inc.	12,999	620,702
Sumo Logic, Inc. †	25,273	189,548
Super Micro Computer, Inc. †	7,288	401,350
Synopsys, Inc. †	24,000	7,332,240
Vimeo, Inc. †	13,435	53,740
Zscaler, Inc. †	4,100	673,917
		108,037,713
Conglomerates (0.5%)
3M Co.	6,009	663,995
AMETEK, Inc.	34,601	3,924,099
General Electric Co.	16,622	1,029,068

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (65.6%)* cont.	Shares	Value
Conglomerates cont.
Marubeni Corp. (Japan)	155,900	$1,368,767
Mitsubishi Corp. (Japan)	89,500	2,458,006
Mitsui & Co., Ltd. (Japan)	14,100	302,501
SPX Technologies, Inc. †	3,337	184,269
		9,930,705
Consumer cyclicals (9.5%)
Abercrombie & Fitch Co. Class A †	4,982	77,470
Amazon.com, Inc. †	308,065	34,811,345
Aristocrat Leisure, Ltd. (Australia)	56,873	1,186,909
Arrowhead Pharmaceuticals, Inc. †	10,681	353,007
Automatic Data Processing, Inc.	3,500	791,665
Autonation, Inc. †	6,800	692,716
AutoZone, Inc. †	3,200	6,854,176
Bandai Namco Holdings, Inc. (Japan)	8,400	548,630
Beazer Homes USA, Inc. †	8,453	81,741
BJ’s Wholesale Club Holdings, Inc. †	53,896	3,924,167
Bluegreen Vacations Holding Corp.	1,997	32,990
BlueLinx Holdings, Inc. †	2,194	136,247
Booking Holdings, Inc. †	6,524	10,720,302
Booz Allen Hamilton Holding Corp.	15,177	1,401,596
Boyd Gaming Corp.	13,800	657,570
Brambles, Ltd. (Australia)	76,068	551,922
Buckle, Inc. (The)	2,427	76,839
Caleres, Inc.	12,254	296,792
Capri Holdings, Ltd. †	15,300	588,132
Casey’s General Stores, Inc.	1,700	344,284
Choice Hotels International, Inc.	6,277	687,457
Chow Tai Fook Jewellery Group, Ltd. (Hong Kong)	159,400	298,433
Cie Financiere Richemont SA Class A (Switzerland)	4,380	410,990
Cintas Corp.	2,255	875,368
CoStar Group, Inc. †	23,536	1,639,282
CRA International, Inc.	1,003	89,006
Crocs, Inc. †	1,385	95,094
Daiwa House Industry Co., Ltd. (Japan)	21,500	438,151
Dillard’s, Inc. Class A	1,358	370,408
Dollar General Corp.	3,022	724,857
Entravision Communications Corp. Class A	7,892	31,331
Expedia Group, Inc. †	25,739	2,411,487
Experian PLC (United Kingdom)	68,261	2,001,222
FactSet Research Systems, Inc.	1,853	741,404
Flutter Entertainment PLC (Ireland) †	8,605	943,058
Foot Locker, Inc.	1,898	59,085
Ford Motor Co.	60,001	672,011
Gartner, Inc. †	16,164	4,472,417
General Motors Co.	86,186	2,765,709
Genuine Parts Co.	11,600	1,732,112
GMS, Inc. †	4,557	182,326
Golden Entertainment, Inc. †	3,795	132,408
Goodyear Tire & Rubber Co. (The) †	11,626	117,306
Group 1 Automotive, Inc.	514	73,435

Dynamic Asset Allocation Balanced Fund 31

COMMON STOCKS (65.6%)* cont.	Shares	Value
Consumer cyclicals cont.
Hackett Group, Inc. (The)	5,111	$90,567
Hermes International (France)	1,445	1,698,391
Hilton Worldwide Holdings, Inc.	19,771	2,384,778
Home Depot, Inc. (The)	9,675	2,669,720
ICF International, Inc.	817	89,069
iHeartMedia, Inc. Class A †	9,166	67,187
Industria de Diseno Textil SA (Spain)	40,994	846,747
InterContinental Hotels Group PLC (United Kingdom)	17,945	860,922
International Game Technology PLC	23,954	378,473
Interpublic Group of Cos., Inc. (The)	26,500	678,400
Jardine Matheson Holdings, Ltd. (Hong Kong)	7,300	369,572
JD Sports Fashion PLC (United Kingdom)	1,206,475	1,317,721
Knorr-Bremse AG (Germany)	7,039	305,183
Kontoor Brands, Inc.	2,151	72,295
La Francaise des Jeux SAEM (France)	11,204	331,511
Laureate Education, Inc.	31,173	328,875
Light & Wonder, Inc. †	6,686	286,696
Live Nation Entertainment, Inc. †	30,100	2,288,804
LiveRamp Holdings, Inc. †	11,330	205,753
Lowe’s Cos., Inc.	3,899	732,271
Lululemon Athletica, Inc. (Canada) †	10,233	2,860,737
LVMH Moet Hennessy Louis Vuitton SA (France)	5,842	3,434,132
Macy’s, Inc.	44,100	691,047
MarineMax, Inc. †	2,172	64,704
Marriott International, Inc./MD Class A	5,100	714,714
Masonite International Corp. †	1,327	94,602
Mastercard, Inc. Class A	21,307	6,058,432
MasterCraft Boat Holdings, Inc. †	3,360	63,336
Medifast, Inc.	593	64,257
Modine Manufacturing Co. †	11,936	154,452
Moncler SpA (Italy)	30,070	1,234,667
Movado Group, Inc.	2,268	63,912
Murphy USA, Inc.	334	91,820
NeoGames SA (Israel) †	3,149	40,622
Network International Holdings PLC (United Arab Emirates) †	467,746	1,583,800
New York Times Co. (The) Class A	24,183	695,261
News Corp. Class A	43,215	652,979
Nexstar Media Group, Inc. Class A	3,940	657,389
Nike, Inc. Class B	37,388	3,107,691
Nintendo Co., Ltd. (Japan)	39,900	1,615,657
NVR, Inc. †	176	701,726
O’Reilly Automotive, Inc. †	8,348	5,871,565
Owens Corning	8,300	652,463
Oxford Industries, Inc.	1,027	92,204
Pan Pacific International Holdings Corp. (Japan)	42,900	753,838
Pandora A/S (Denmark)	12,859	598,935
Payoneer Global, Inc. †	14,693	88,893
PayPal Holdings, Inc. †	7,400	636,918

32 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (65.6%)* cont.	Shares	Value
Consumer cyclicals cont.
Penske Automotive Group, Inc.	6,900	$679,167
Pitney Bowes, Inc.	48,833	113,781
Porsche Automobil Holding SE (Preference) (Germany)	4,837	275,535
PROG Holdings, Inc. †	4,060	60,819
Publicis Groupe SA (France)	21,969	1,039,525
PulteGroup, Inc.	73,489	2,755,838
RE/MAX Holdings, Inc. Class A	3,533	66,809
Red Rock Resorts, Inc. Class A	11,377	389,776
Sabre Corp. †	5,508	28,366
Scholastic Corp.	2,150	66,134
Signet Jewelers, Ltd.	7,080	404,905
Skyline Champion Corp. †	7,642	404,033
Smith & Wesson Brands, Inc.	25,981	269,423
Sonos, Inc. †	4,835	67,207
Sony Group Corp. (Japan)	21,000	1,351,609
SP Plus Corp. †	2,339	73,257
Stellantis NV (Italy)	123,253	1,456,390
Steven Madden, Ltd.	2,456	65,502
StoneCo., Ltd. Class A (Brazil) †	3,632	34,613
Tapestry, Inc.	21,700	616,931
Target Corp.	16,041	2,380,324
TechnoPro Holdings, Inc. (Japan)	15,400	323,739
Terminix Global Holdings, Inc. †	19,700	754,313
Tesla, Inc. †	71,529	18,973,068
Thomson Reuters Corp. (Canada)	19,283	1,979,462
Toast, Inc. Class A †	50,300	841,016
Toll Brothers, Inc.	22,955	964,110
Toyota Motor Corp. (Japan)	16,300	212,174
TRI Pointe Homes, Inc. †	19,547	295,355
TuSimple Holdings, Inc. Class A †	9,529	72,420
United Rentals, Inc. †	7,163	1,934,870
Universal Music Group NV (Netherlands)	211,641	3,989,451
Vail Resorts, Inc.	3,379	728,648
Vista Outdoor, Inc. †	10,294	250,350
Visteon Corp. †	3,914	415,119
Volkswagen AG (Preference) (Germany)	12,014	1,483,955
Volvo AB Class B (Sweden)	17,676	249,413
Volvo Car AB Class B (Sweden) †	69,923	301,554
Walmart, Inc.	71,616	9,288,596
Walt Disney Co. (The) †	6,240	588,619
Warner Bros Discovery, Inc. †	54,794	630,131
Wesfarmers, Ltd. (Australia)	39,306	1,068,256
Wolters Kluwer NV (Netherlands)	18,497	1,800,888
World Fuel Services Corp.	9,598	224,977
Worldline SA/France (France) †	38,521	1,506,370
Wyndham Hotels & Resorts, Inc.	10,300	631,905
		197,545,248

Dynamic Asset Allocation Balanced Fund 33

COMMON STOCKS (65.6%)* cont.	Shares	Value
Consumer staples (5.6%)
ACCO Brands Corp.	14,465	$70,879
Airbnb, Inc. Class A †	32,231	3,385,544
Albertsons Cos., Inc. Class A	26,000	646,360
Asahi Group Holdings, Ltd. (Japan)	57,900	1,796,135
Bloomin’ Brands, Inc.	4,849	88,882
British American Tobacco PLC (United Kingdom)	23,657	845,960
Cargurus, Inc. †	15,745	223,107
Cars.com, Inc. †	9,864	113,436
ChannelAdvisor Corp. †	5,507	124,789
Chipotle Mexican Grill, Inc. †	1,741	2,616,305
CK Hutchison Holdings, Ltd. (Hong Kong)	426,000	2,339,398
Coca-Cola Co. (The)	256,684	14,379,438
Coca-Cola Consolidated, Inc.	831	342,148
Coca-Cola Europacific Partners PLC (United Kingdom)	52,039	2,217,902
Coca-Cola HBC AG (Italy)	22,738	478,514
Coles Group, Ltd. (Australia)	82,468	867,620
Colgate-Palmolive Co.	9,582	673,136
Copart, Inc. †	6,700	712,880
CoreCivic, Inc. †	18,991	167,880
Costco Wholesale Corp.	14,673	6,929,618
Dave & Buster’s Entertainment, Inc. †	3,834	118,969
Diageo PLC (United Kingdom)	106,192	4,451,117
DoorDash, Inc. Class A †	11,900	588,455
Estee Lauder Cos., Inc. (The) Class A	10,621	2,293,074
Ferguson PLC (United Kingdom)	11,790	1,227,666
FIGS, Inc. Class A †	3,709	30,599
G-III Apparel Group, Ltd. †	3,652	54,597
Hain Celestial Group, Inc. (The) †	3,922	66,203
Haleon PLC (United Kingdom) †	76,794	237,608
Heidrick & Struggles International, Inc.	4,973	129,248
Herc Holdings, Inc.	771	80,091
Hershey Co. (The)	17,684	3,898,792
Hostess Brands, Inc. †	20,019	465,242
Imperial Brands PLC (United Kingdom)	65,670	1,355,152
Ingles Markets, Inc. Class A	1,978	156,677
ITOCHU Corp. (Japan)	63,800	1,546,249
Itron, Inc. †	8,010	337,301
Jeronimo Martins SGPS SA (Portugal)	64,864	1,208,496
John B. Sanfilippo & Son, Inc.	1,077	81,561
Kesko Oyj Class B (Finland)	17,023	316,328
Keurig Dr Pepper, Inc.	98,246	3,519,172
Kforce, Inc.	2,693	157,944
Koninklijke Ahold Delhaize NV (Netherlands)	56,451	1,437,465
Korn Ferry	7,519	353,017
Kraft Heinz Co. (The)	20,400	680,340
L’Oreal SA (France)	6,057	1,928,657
ManpowerGroup, Inc.	10,200	659,838
McDonald’s Corp.	3,000	692,220
McDonald’s Holdings Co. (Japan), Ltd. (Japan)	22,100	769,824

34 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (65.6%)* cont.	Shares	Value
Consumer staples cont.
Mondelez International, Inc. Class A	12,000	$657,960
Nestle SA (Switzerland)	15,793	1,710,060
Netflix, Inc. †	1,549	364,697
PepsiCo, Inc.	11,900	1,942,794
Perdoceo Education Corp. †	18,649	192,085
Philip Morris International, Inc.	112,439	9,333,561
Poshmark, Inc. Class A †	21,619	338,770
Primo Water Corp.	19,498	244,700
Procter & Gamble Co. (The)	130,029	16,416,161
Recruit Holdings Co., Ltd. (Japan)	23,600	681,172
Resideo Technologies, Inc. †	3,445	65,662
Resources Connection, Inc.	4,488	81,098
Sally Beauty Holdings, Inc. †	25,252	318,175
ScanSource, Inc. †	1,146	30,266
Simply Good Foods Co. (The) †	7,842	250,866
SpartanNash Co.	3,936	114,223
Sysco Corp.	8,796	621,965
TriNet Group, Inc. †	5,478	390,143
Tyson Foods, Inc. Class A	9,583	631,807
Uber Technologies, Inc. †	228,913	6,066,195
Udemy, Inc. †	7,265	87,834
Ulta Beauty, Inc. †	12,800	5,135,232
Unilever PLC (United Kingdom)	4,864	214,015
United Natural Foods, Inc. †	9,831	337,891
USANA Health Sciences, Inc. †	1,161	65,074
Vacasa, Inc. Class A †	49,422	151,726
Vector Group, Ltd.	20,385	179,592
Veritiv Corp. †	2,715	265,446
Wendy’s Co. (The)	35,900	670,971
WH Group, Ltd. (Hong Kong)	654,500	411,710
Yakult Honsha Co., Ltd. (Japan)	23,100	1,343,258
		117,176,942
Electronics (2.3%)
Advanced Micro Devices, Inc. †	24,575	1,557,072
Agilent Technologies, Inc.	7,018	853,038
Alpha & Omega Semiconductor, Ltd. †	8,987	276,440
Ambarella, Inc. †	1,162	65,281
Broadcom, Inc.	1,500	666,015
CEVA, Inc. †	3,423	89,785
Enovix Corp. †	5,042	92,445
Hoya Corp. (Japan)	32,200	3,095,865
Keysight Technologies, Inc. †	4,300	676,648
Lattice Semiconductor Corp. †	30,679	1,509,714
Marvell Technology, Inc.	26,988	1,158,055
Minebea Mitsumi, Inc. (Japan)	75,800	1,124,240
Monolithic Power Systems, Inc.	1,728	627,955
Murata Manufacturing Co., Ltd. (Japan)	19,300	886,544
NVIDIA Corp.	105,940	12,860,056
NXP Semiconductors NV	8,424	1,242,624

Dynamic Asset Allocation Balanced Fund 35

COMMON STOCKS (65.6%)* cont.	Shares	Value
Electronics cont.
Qualcomm, Inc.	107,627	$12,159,698
Rambus, Inc. †	18,028	458,272
Sartorius AG (Preference) (Germany)	1,773	619,253
Semtech Corp. †	8,072	237,398
Shimadzu Corp. (Japan)	27,000	702,807
Silergy Corp. (China)	4,000	52,433
STMicroelectronics NV (France)	32,236	994,627
Synaptics, Inc. †	2,142	212,079
Texas Instruments, Inc.	9,569	1,481,090
Thales SA (France)	22,678	2,501,381
Vishay Intertechnology, Inc.	4,502	80,091
Vontier Corp.	55,936	934,691
		47,215,597
Energy (3.2%)
Alpha Metallurgical Resources, Inc.	1,604	219,491
APA Corp.	24,401	834,270
BP PLC (United Kingdom)	455,365	2,165,422
California Resources Corp.	10,446	401,440
Cheniere Energy, Inc.	32,500	5,392,075
Chevron Corp.	4,489	644,935
Chord Energy Corp.	6,088	832,656
ConocoPhillips	44,549	4,559,145
Delek US Holdings, Inc.	11,858	321,826
Denbury, Inc. †	5,673	489,353
Enphase Energy, Inc. †	2,300	638,181
Enterprise Products Partners LP	67,839	1,613,211
EOG Resources, Inc.	9,904	1,106,574
Equinor ASA (Norway)	39,267	1,295,166
Exxon Mobil Corp.	158,509	13,839,421
Fluence Energy, Inc. †	7,904	115,319
Golar LNG, Ltd. (Norway) †	8,109	202,076
Marathon Oil Corp.	180,907	4,084,880
Marathon Petroleum Corp.	60,825	6,041,747
NOW, Inc. †	28,353	284,948
Occidental Petroleum Corp.	11,015	676,872
Oceaneering International, Inc. †	8,811	70,136
Orsted AS (Denmark)	2,922	232,510
PBF Energy, Inc. Class A †	13,740	483,098
PDC Energy, Inc.	11,889	687,065
Phillips 66	8,520	687,734
Shell PLC (London Exchange) (United Kingdom)	227,465	5,659,396
Shell PLC (Euronext Amsterdam Exchange) (United Kingdom)	144,151	3,595,996
Shoals Technologies Group, Inc. Class A †	17,048	367,384
SM Energy Co.	12,327	463,618
SunCoke Energy, Inc.	16,522	95,993
Talos Energy, Inc. †	20,053	333,882
Targa Resources Corp.	74,900	4,519,466
Valero Energy Corp.	34,875	3,726,394

36 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (65.6%)* cont.	Shares	Value
Energy cont.
Warrior Met Coal, Inc.	12,626	$359,083
Weatherford International PLC	11,774	380,182
		67,420,945
Financials (9.3%)
3i Group PLC (United Kingdom)	60,765	729,615
Alexander & Baldwin, Inc. R	11,405	189,095
Alleghany Corp. †	900	755,433
Ally Financial, Inc.	20,300	564,949
Amalgamated Financial Corp.	7,236	163,172
American Equity Investment Life Holding Co.	2,825	105,344
American Express Co.	4,806	648,377
American Financial Group, Inc.	5,962	732,909
American International Group, Inc.	64,892	3,081,073
Ameriprise Financial, Inc.	16,300	4,106,785
Ameris Bancorp	2,095	93,667
AMERISAFE, Inc.	1,742	81,404
Apartment Income REIT Corp. R	17,332	669,362
Apollo Global Management, Inc.	33,952	1,578,768
Apple Hospitality REIT, Inc. R	11,907	167,412
Arch Capital Group, Ltd. †	15,739	716,754
Argo Group International Holdings, Ltd. (Bermuda)	3,807	73,323
Armada Hoffler Properties, Inc. R	5,653	58,678
Associated Banc-Corp.	4,144	83,212
Assured Guaranty, Ltd.	55,997	2,713,055
Atlantic Union Bankshares Corp.	4,733	143,789
AvalonBay Communities, Inc. R	3,700	681,503
Aviva PLC (United Kingdom)	170,805	733,641
AXA SA (France)	176,513	3,864,709
Banco Bilbao Vizcaya Argentaria SA (Spain)	342,469	1,538,220
Banco Santander SA (Spain)	642,088	1,492,372
Bank Leumi Le-Israel BM (Israel)	165,881	1,412,467
Bank of America Corp.	205,993	6,220,989
Bank of Ireland Group PLC (Ireland)	333,316	2,130,721
Banner Corp.	3,137	185,334
Barratt Developments PLC (United Kingdom)	66,726	252,757
Berkshire Hathaway, Inc. Class B †	3,298	880,632
BGC Partners, Inc. Class A	59,136	185,687
Blackstone, Inc.	7,896	660,895
Blucora, Inc. †	5,615	108,594
BNP Paribas SA (France)	26,250	1,108,205
Boston Properties, Inc. R	22,249	1,668,008
BrightSpire Capital, Inc. R	11,509	72,622
Brixmor Property Group, Inc. R	35,104	648,371
Brookline Bancorp, Inc.	5,944	69,248
Brown & Brown, Inc.	22,100	1,336,608
BRT Apartments Corp. R	2,208	44,844
Camden Property Trust R	5,400	645,030
Capital One Financial Corp.	41,053	3,783,855
Carlyle Group, Inc. (The)	32,171	831,299

Dynamic Asset Allocation Balanced Fund 37

COMMON STOCKS (65.6%)* cont.	Shares	Value
Financials cont.
Cathay General Bancorp	10,352	$398,138
CBRE Group, Inc. Class A †	28,500	1,924,035
Central Pacific Financial Corp.	3,384	70,015
Charles Schwab Corp. (The)	113,436	8,152,646
Chubb, Ltd.	3,936	715,880
Citigroup, Inc.	262,825	10,951,918
City Office REIT, Inc. (Canada) R	6,727	67,068
CK Asset Holdings, Ltd. (Hong Kong)	170,159	1,021,048
CNO Financial Group, Inc.	20,488	368,169
ConnectOne Bancorp, Inc.	2,773	63,945
Corporate Office Properties Trust R	3,389	78,726
CubeSmart R	16,600	664,996
Cushman & Wakefield PLC †	22,409	256,583
Customers Bancorp, Inc. †	8,749	257,921
DBS Group Holdings, Ltd. (Singapore)	187,200	4,328,058
Deutsche Boerse AG (Germany)	16,514	2,718,816
Discover Financial Services	44,092	4,008,845
DNB Bank ASA (Norway)	39,925	632,091
Donegal Group, Inc. Class A	2,404	32,430
Eagle Bancorp, Inc.	2,328	104,341
East West Bancorp, Inc.	25,900	1,738,926
Employers Holdings, Inc.	2,328	80,293
Encore Capital Group, Inc. †	2,434	110,698
Enova International, Inc. †	2,461	72,033
Equitable Holdings, Inc.	118,265	3,116,283
Equity Lifestyle Properties, Inc. R	10,435	655,735
Equity Residential R	10,000	672,200
Essent Group, Ltd.	12,384	431,830
Essential Properties Realty Trust, Inc. R	20,138	391,684
Essex Property Trust, Inc. R	2,800	678,244
Exor NV (Netherlands)	8,851	568,001
Extra Space Storage, Inc. R	4,115	710,702
Fifth Third Bancorp	21,100	674,356
First BanCorp/Puerto Rico (Puerto Rico)	31,540	431,467
First Bancshares, Inc. (The)	2,506	74,854
First Busey Corp.	3,898	85,678
First Commonwealth Financial Corp.	6,049	77,669
First Financial Corp./IN	2,032	91,826
First Foundation, Inc.	4,011	72,760
First Industrial Realty Trust, Inc. R	14,407	645,578
Flagstar Bancorp, Inc.	10,806	360,920
Fulton Financial Corp.	16,438	259,720
Gaming and Leisure Properties, Inc. R	80,379	3,555,967
Genworth Financial, Inc. Class A †	105,900	370,650
Gjensidige Forsikring ASA (Norway)	16,447	281,433
Goldman Sachs Group, Inc. (The)	38,972	11,420,745
Goodman Group (Australia) R	106,401	1,063,099
Granite Point Mortgage Trust, Inc. R	7,665	49,363
Great Southern Bancorp, Inc.	1,265	72,194

38 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (65.6%)* cont.	Shares	Value
Financials cont.
Hana Financial Group, Inc. (South Korea)	53,928	$1,324,496
Hancock Whitney Corp.	10,455	478,944
Hanmi Financial Corp.	5,042	119,395
Hilltop Holdings, Inc.	3,144	78,128
HomeStreet, Inc.	2,145	61,797
Hope Bancorp, Inc.	20,867	263,759
Horace Mann Educators Corp.	8,064	284,579
Horizon Bancorp, Inc./IN	4,433	79,617
Independent Bank Corp./MI	2,210	42,211
Intercontinental Exchange, Inc.	7,400	668,590
International Bancshares Corp.	2,172	92,310
International Money Express, Inc. †	8,698	198,227
Investor AB Class B (Sweden)	78,412	1,142,992
Israel Discount Bank, Ltd. Class A (Israel)	92,530	464,874
iStar, Inc. R	24,233	224,398
Jackson Financial, Inc. Class A	14,302	396,881
Japan Exchange Group, Inc. (Japan)	85,100	1,150,379
Japan Post Holdings Co., Ltd. (Japan)	201,600	1,334,916
Jones Lang LaSalle, Inc. †	4,335	654,888
JPMorgan Chase & Co.	131,038	13,693,471
Kennedy-Wilson Holdings, Inc.	4,931	76,233
KeyCorp	32,133	514,771
Life Storage, Inc. R	21,407	2,371,039
Lloyds Banking Group PLC (United Kingdom)	466,763	213,247
Loews Corp.	13,000	647,920
London Stock Exchange Group PLC (United Kingdom)	29,000	2,445,381
Marcus & Millichap, Inc.	5,174	169,604
MetLife, Inc.	97,400	5,919,972
MFA Financial, Inc. R	3,431	26,693
MGIC Investment Corp.	77,445	992,845
Midland States Bancorp, Inc.	2,238	52,750
Mitsubishi UFJ Financial Group, Inc. (Japan)	511,200	2,305,219
Mitsui Fudosan Co., Ltd. (Japan)	10,800	205,871
Mizrahi Tefahot Bank, Ltd. (Israel)	4,181	146,098
Mr. Cooper Group, Inc. †	10,197	412,979
National Australia Bank, Ltd. (Australia)	72,747	1,333,903
National Bank Holdings Corp. Class A	3,043	112,561
National Health Investors, Inc. R	1,679	94,914
Navient Corp.	26,644	391,400
NBT Bancorp, Inc.	3,955	150,092
Nicolet Bankshares, Inc. †	440	30,994
NN Group NV (Netherlands)	3,107	120,927
Nomura Real Estate Holdings, Inc. (Japan)	27,900	632,489
OceanFirst Financial Corp.	6,194	115,456
OFG Bancorp (Puerto Rico)	5,467	137,386
Old Republic International Corp.	30,727	643,116
Outfront Media, Inc. R	23,658	359,365
Partners Group Holding AG (Switzerland)	1,641	1,318,327
Pathward Financial, Inc.	6,783	223,568

Dynamic Asset Allocation Balanced Fund 39

COMMON STOCKS (65.6%)* cont.	Shares	Value
Financials cont.
Peapack-Gladstone Financial Corp.	1,662	$55,926
PennyMac Financial Services, Inc.	7,104	304,762
Peoples Bancorp, Inc./OH	1,326	38,361
Piedmont Office Realty Trust, Inc. Class A R	16,667	176,004
Piper Sandler Cos.	734	76,879
PNC Financial Services Group, Inc. (The)	29,249	4,370,386
Preferred Bank/Los Angeles CA	1,387	90,474
ProAssurance Corp.	4,428	86,390
Prologis, Inc. R	6,450	655,320
Prudential PLC (United Kingdom)	177,054	1,739,569
Public Storage R	2,900	849,149
QCR Holdings, Inc.	1,457	74,220
Radian Group, Inc.	4,396	84,799
Realogy Holdings Corp. †	23,590	191,315
Reinsurance Group of America, Inc.	8,827	1,110,525
Retail Opportunity Investments Corp. R	20,113	276,755
S&T Bancorp, Inc.	2,825	82,801
Safety Insurance Group, Inc.	908	74,056
Sampo Oyj Class A (Finland)	5,405	230,672
Selective Insurance Group, Inc.	1,182	96,215
Silvergate Capital Corp. Class A †	373	28,106
Simon Property Group, Inc. R	6,787	609,133
Singapore Exchange, Ltd. (Singapore)	59,700	391,402
SITE Centers Corp. R	5,904	63,232
SLM Corp.	47,662	666,791
SouthState Corp.	928	73,423
STAG Industrial, Inc. R	16,118	458,235
State Street Corp.	20,173	1,226,720
Stewart Information Services Corp.	3,898	170,109
StoneX Group, Inc. †	2,352	195,075
Sumitomo Realty & Development Co., Ltd. (Japan)	9,000	204,940
Sunstone Hotel Investors, Inc. † R	39,796	374,878
Synchrony Financial	21,767	613,612
Taylor Morrison Home Corp. †	3,020	70,426
Terreno Realty Corp. R	1,196	63,376
Tokio Marine Holdings, Inc. (Japan)	84,100	1,494,760
TPG RE Finance Trust, Inc. R	9,190	64,330
UBS Group AG (Switzerland)	79,775	1,152,427
UMB Financial Corp.	5,230	440,837
Umpqua Holdings Corp.	27,900	476,811
United Fire Group, Inc.	2,406	69,124
United Overseas Bank, Ltd. (Singapore)	50,300	913,271
Universal Insurance Holdings, Inc.	6,772	66,704
Unum Group	16,573	643,032
Urban Edge Properties R	5,175	69,035
Virtu Financial, Inc. Class A	42,900	891,033
Virtus Investment Partners, Inc.	1,137	181,374
Visa, Inc. Class A	30,898	5,489,030
W.R. Berkley Corp.	10,628	686,356

40 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (65.6%)* cont.	Shares	Value
Financials cont.
Washington Federal, Inc.	5,872	$176,043
Wells Fargo & Co.	127,948	5,146,069
WesBanco, Inc.	5,439	181,499
Wintrust Financial Corp.	8,715	710,708
Zurich Insurance Group AG (Switzerland)	1,415	562,497
		193,852,312
Health care (10.1%)
2seventy bio, Inc. †	5,384	78,337
Abbott Laboratories	124,571	12,053,490
AbbVie, Inc.	84,078	11,284,108
ABIOMED, Inc. †	2,877	706,764
ACADIA Pharmaceuticals, Inc. †	5,433	88,884
Adaptive Biotechnologies Corp. †	43,080	306,730
Agenus, Inc. †	106,664	218,661
Alector, Inc. †	21,862	206,815
Alkermes PLC †	17,102	381,888
Allscripts Healthcare Solutions, Inc. †	24,719	376,470
AmerisourceBergen Corp.	5,114	692,078
Amgen, Inc.	3,026	682,060
AMN Healthcare Services, Inc. †	4,546	481,694
Amylyx Pharmaceuticals, Inc. †	4,640	130,616
AngioDynamics, Inc. †	4,088	83,640
Arcellx, Inc. †	3,867	72,584
Arvinas, Inc. †	1,751	77,902
AstraZeneca PLC (United Kingdom)	57,791	6,355,280
AstraZeneca PLC ADR (United Kingdom)	65,325	3,582,423
AtriCure, Inc. †	2,313	90,438
Avanos Medical, Inc. †	6,662	145,098
Bio-Rad Laboratories, Inc. Class A †	1,690	704,967
BioCryst Pharmaceuticals, Inc. †	8,392	105,739
Biohaven Pharmaceutical Holding Co., Ltd. †	4,333	655,020
Boston Scientific Corp. †	18,760	726,575
Bristol-Myers Squibb Co.	95,672	6,801,322
Brookdale Senior Living, Inc. †	17,748	75,784
Cara Therapeutics, Inc. †	9,081	84,998
Cardinal Health, Inc.	12,584	839,101
Catalyst Pharmaceuticals, Inc. †	5,207	66,806
Chugai Pharmaceutical Co., Ltd. (Japan)	50,500	1,260,938
Cigna Corp.	16,533	4,587,412
Computer Programs and Systems, Inc. †	2,619	73,018
Corcept Therapeutics, Inc. †	4,171	106,944
Crinetics Pharmaceuticals, Inc. †	4,740	93,094
CSL, Ltd. (Australia)	531	96,282
CVS Health Corp.	113,154	10,791,497
Danaher Corp.	29,232	7,550,333
DexCom, Inc. †	24,660	1,986,116
Eagle Pharmaceuticals, Inc./DE †	2,253	59,524
Edwards Lifesciences Corp. †	8,221	679,301
Elevance Health, Inc.	9,598	4,359,796

Dynamic Asset Allocation Balanced Fund 41

COMMON STOCKS (65.6%)* cont.	Shares	Value
Health care cont.
Eli Lilly and Co.	44,438	$14,369,027
Enanta Pharmaceuticals, Inc. †	6,526	338,504
Euroapi SA (France) †	1,075	17,899
Eurofins Scientific (Luxembourg)	4,316	255,933
Exelixis, Inc. †	44,200	693,056
FibroGen, Inc. †	23,529	306,112
Forma Therapeutics Holdings, Inc. †	10,387	207,221
Fresenius SE & Co. KGaA (Germany)	9,564	204,854
Fulgent Genetics, Inc. †	6,989	266,421
Getinge AB Class B (Sweden)	20,486	351,625
Ginkgo Bioworks Holdings, Inc. †	233,900	729,768
Glaukos Corp. †	2,263	120,482
GlaxoSmithKline PLC (United Kingdom)	59,125	862,397
HCA Healthcare, Inc.	9,633	1,770,449
Hologic, Inc. †	11,100	716,172
Humana, Inc.	8,646	4,194,953
ICON PLC (Ireland) †	5,060	929,927
IDEXX Laboratories, Inc. †	3,229	1,052,008
IGM Biosciences, Inc. †	4,208	95,690
Illumina, Inc. †	3,791	723,285
ImmunityBio, Inc. †	35,174	174,815
ImmunoGen, Inc. †	42,076	201,123
Inari Medical, Inc. †	1,173	85,207
Incyte Corp. †	9,963	663,934
Inspire Medical Systems, Inc. †	2,791	495,040
Integer Holdings Corp. †	1,256	78,161
Intercept Pharmaceuticals, Inc. †	6,499	90,661
Intuitive Surgical, Inc. †	6,990	1,310,205
Ipsen SA (France)	4,398	406,180
IQVIA Holdings, Inc. †	21,435	3,882,735
IVERIC bio, Inc. †	4,662	83,636
Johnson & Johnson	4,400	718,784
Laboratory Corp. of America Holdings	3,101	635,116
Lantheus Holdings, Inc. †	6,777	476,626
LivaNova PLC (United Kingdom) †	7,169	363,970
Lonza Group AG (Switzerland)	6,352	3,089,034
M3, Inc. (Japan)	4,200	115,814
McKesson Corp.	18,094	6,149,608
Medpace Holdings, Inc. †	575	90,373
Medtronic PLC	46,300	3,738,725
Merck & Co., Inc.	190,787	16,430,576
Merck KGaA (Germany)	21,779	3,554,408
Mettler-Toledo International, Inc. †	600	650,472
Molina Healthcare, Inc. †	7,300	2,407,832
NextGen Healthcare, Inc. †	11,521	203,922
NGM Biopharmaceuticals, Inc. †	7,583	99,186
Novartis AG (Switzerland)	36,355	2,771,460
Novo Nordisk A/S Class B (Denmark)	27,560	2,747,015
Ono Pharmaceutical Co., Ltd. (Japan)	20,200	469,892

42 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (65.6%)* cont.	Shares	Value
Health care cont.
Option Care Health, Inc. †	15,676	$493,324
Orthofix Medical, Inc. (Netherlands) †	3,290	62,872
Pfizer, Inc.	135,541	5,931,274
Prometheus Biosciences, Inc. †	7,478	441,277
Prothena Corp. PLC (Ireland) †	3,031	183,770
PTC Therapeutics, Inc. †	7,934	398,287
RAPT Therapeutics, Inc. †	4,521	108,775
Regeneron Pharmaceuticals, Inc. †	9,106	6,272,851
Relay Therapeutics, Inc. †	12,304	275,240
Roche Holding AG (Switzerland)	10,874	3,545,566
Sabra Health Care REIT, Inc. R	19,991	262,282
Sanofi (France)	44,887	3,425,788
Sartorius Stedim Biotech (France)	1,741	532,211
Select Medical Holdings Corp.	4,476	98,920
Sonic Healthcare, Ltd. (Australia)	46,673	908,173
STAAR Surgical Co. †	5,544	391,129
Theravance Biopharma, Inc. (Cayman Islands) †	20,842	211,338
Thermo Fisher Scientific, Inc.	8,644	4,384,150
Travere Therapeutics, Inc. †	10,136	249,751
Tricida, Inc. †	9,014	94,467
UnitedHealth Group, Inc.	22,329	11,277,038
Vanda Pharmaceuticals, Inc. †	7,809	77,153
Vertex Pharmaceuticals, Inc. †	32,000	9,265,280
Veru, Inc. †	6,654	76,654
Vir Biotechnology, Inc. †	15,863	305,839
Waters Corp. †	2,500	673,825
Xencor, Inc. †	4,830	125,483
ZimVie, Inc. †	2,423	23,915
		210,287,452
Semiconductor (0.3%)
Applied Materials, Inc.	8,200	671,826
ASM International NV (Netherlands)	303	67,793
ASML Holding NV (Netherlands)	3,384	1,403,654
Axcelis Technologies, Inc. †	6,437	389,825
KLA Corp.	2,091	632,799
Lam Research Corp.	1,846	675,636
MaxLinear, Inc. Class A †	11,451	373,532
Renesas Electronics Corp. (Japan) †	198,900	1,657,657
		5,872,722
Software (4.9%)
Adobe, Inc. †	22,624	6,226,125
Amdocs, Ltd.	8,800	699,160
American Software, Inc./GA Class A	4,561	69,875
Appian Corp. †	2,995	122,286
Atlassian Corp PLC Class A (Australia) †	20,100	4,232,859
Autodesk, Inc. †	4,100	765,880
Cadence Design Systems, Inc. †	76,405	12,486,869
Domo, Inc. Class B †	17,827	320,708
Donnelley Financial Solutions, Inc. †	3,240	119,783

Dynamic Asset Allocation Balanced Fund 43

COMMON STOCKS (65.6%)* cont.	Shares	Value
Software cont.
Intuit, Inc.	24,288	$9,407,228
Manhattan Associates, Inc. †	8,900	1,183,967
Microsoft Corp.	257,990	60,085,871
NTT Data Corp. (Japan)	38,700	500,150
Okta, Inc. †	12,200	693,814
Oracle Corp.	33,480	2,044,624
ROBLOX Corp. Class A †	19,400	695,296
Sage Group PLC (The) (United Kingdom)	94,869	729,897
Sapiens International Corp. NV (Israel)	3,410	65,404
Skillz, Inc. †	63,159	64,422
Square Enix Holdings Co., Ltd. (Japan)	20,000	857,706
Wix.com, Ltd. (Israel) †	8,800	688,424
Workday, Inc. Class A †	4,600	700,212
		102,760,560
Technology services (4.1%)
Accenture PLC Class A	51,961	13,369,566
Alphabet, Inc. Class A †	280,413	26,821,503
Alphabet, Inc. Class C †	134,940	12,974,481
Capgemini SE (France)	14,896	2,380,538
CSG Systems International, Inc.	5,704	301,628
DocuSign, Inc. †	12,762	682,384
eBay, Inc.	158,091	5,819,330
Fidelity National Information Services, Inc.	17,337	1,310,157
GoDaddy, Inc. Class A †	9,500	673,360
HealthStream, Inc. †	3,552	75,516
Leidos Holdings, Inc.	20,146	1,762,171
Meta Platforms, Inc. Class A †	79,415	10,775,027
Palo Alto Networks, Inc. †	35,150	5,757,219
Pinterest, Inc. Class A †	34,100	794,530
SCSK Corp. (Japan)	23,900	358,602
Spotify Technology SA (Sweden) †	6,956	600,303
Zebra Technologies Corp. Class A †	2,552	668,650
		85,124,965
Transportation (1.0%)
A.P. Moeller-Maersck A/S Class B (Denmark)	298	539,809
ArcBest Corp.	2,765	201,098
Arlo Technologies, Inc. †	13,100	60,784
Canadian Natl Railway Co. (Canada)	11,858	1,280,614
Covenant Logistics Group, Inc.	3,003	86,186
CSX Corp.	200,300	5,335,992
Deutsche Post AG (Germany)	36,045	1,096,791
Dorian LPG, Ltd.	8,469	114,924
Hub Group, Inc. Class A †	3,657	252,260
Matson, Inc.	5,436	334,423
Nippon Yusen KK (Japan)	34,300	585,782
Safe Bulkers, Inc. (Monaco)	25,615	63,269
SFL Corp., Ltd. (Norway)	6,342	57,776
SG Holdings Co., Ltd. (Japan)	9,300	126,388
Southwest Airlines Co. †	77,173	2,380,015

44 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (65.6%)* cont.	Shares	Value
Transportation cont.
Union Pacific Corp.	38,144	$7,431,214
United Parcel Service, Inc. Class B	3,935	635,660
ZIM Integrated Shipping Services, Ltd. (Israel)	3,100	72,850
		20,655,835
Utilities and power (1.7%)
AES Corp. (The)	27,968	632,077
ALLETE, Inc.	4,133	206,857
Ameren Corp.	26,297	2,118,223
American Electric Power Co., Inc.	86,547	7,481,988
Avista Corp.	1,705	63,170
Black Hills Corp.	938	63,531
Chesapeake Utilities Corp.	2,099	242,204
Constellation Energy Corp.	36,089	3,002,244
DTE Energy Co.	5,702	656,015
Duke Energy Corp.	6,762	629,001
E.ON SE (Germany)	177,356	1,372,627
Edison International	11,216	634,601
Enel SpA (Italy)	110,138	451,348
Essential Utilities, Inc.	15,700	649,666
Eversource Energy	8,600	670,456
Exelon Corp.	91,675	3,434,146
FirstEnergy Corp.	19,916	736,892
Fortum OYJ (Finland)	54,231	728,931
New Jersey Resources Corp.	2,725	105,458
NiSource, Inc.	26,280	661,993
Northwest Natural Holding Co.	4,894	212,302
NRG Energy, Inc.	109,653	4,196,420
Osaka Gas Co., Ltd. (Japan)	28,600	430,622
Otter Tail Corp.	2,308	141,988
PNM Resources, Inc.	9,750	445,868
Portland General Electric Co.	7,614	330,904
PPL Corp.	12,200	309,270
Public Service Enterprise Group, Inc.	11,000	618,530
RWE AG (Germany)	12,448	458,021
SJW Group	2,395	137,952
Southern Co. (The)	9,836	668,848
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	13,140	16,425
Tokyo Gas Co., Ltd. (Japan)	49,600	837,690
Unitil Corp.	1,619	75,203
Vistra Corp.	27,860	585,060
WEC Energy Group, Inc.	7,200	643,896
Xcel Energy, Inc.	10,187	651,965
		35,302,392
Total common stocks (cost $1,234,393,707)		$1,365,804,009

Dynamic Asset Allocation Balanced Fund 45

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (19.8%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (3.2%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$646,697	$667,762
5.00%, 5/20/49	21,882	21,521
4.70%, with due dates from 5/20/67 to 8/20/67	109,497	107,811
4.639%, 6/20/67	49,750	49,234
4.524%, 3/20/67	65,237	64,350
4.50%, TBA, 10/1/52	10,000,000	9,559,435
4.50%, with due dates from 5/15/47 to 5/20/49	366,775	354,681
4.00%, TBA, 10/1/52	7,000,000	6,530,178
3.00%, TBA, 10/1/52	27,000,000	23,833,564
3.00%, with due dates from 8/20/49 to 4/20/51	29,393,490	26,189,058
		67,377,594
U.S. Government Agency Mortgage Obligations (16.6%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	157,494	149,263
3.00%, with due dates from 2/1/47 to 1/1/48	10,162,714	8,963,057
2.50%, with due dates from 8/1/50 to 8/1/51	7,860,649	6,622,153
Federal National Mortgage Association Pass-Through Certificates
4.50%, 5/1/49	6,936	6,678
4.00%, 1/1/57	767,462	720,637
4.00%, with due dates from 6/1/48 to 4/1/49	8,245,389	7,731,583
3.50%, 6/1/56	1,414,613	1,277,806
3.50%, with due dates from 4/1/52 to 5/1/52	5,848,438	5,296,221
3.00%, with due dates from 4/1/46 to 11/1/48	12,649,215	11,199,544
2.50%, with due dates from 7/1/50 to 8/1/51	39,640,726	33,486,036
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/52	5,000,000	5,074,636
5.50%, TBA, 10/1/52	12,000,000	11,923,625
5.00%, TBA, 10/1/52	102,000,000	99,242,787
4.50%, TBA, 10/1/52	21,000,000	19,979,526
4.00%, TBA, 10/1/52	1,000,000	926,875
3.50%, TBA, 10/1/52	47,000,000	42,263,270
3.00%, TBA, 10/1/52	10,000,000	8,693,750
2.50%, TBA, 10/1/52	51,000,000	42,796,171
2.50%, TBA, 10/1/37	33,000,000	29,844,375
2.00%, TBA, 10/1/52	10,000,000	8,091,563
		344,289,556
Total U.S. government and agency mortgage obligations (cost $441,427,614)		$411,667,150

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Bonds 4.25%, 11/15/40 [i]	$116,000	$121,566
U.S. Treasury Notes
3.352%, 10/31/22 [i]	230,000	231,398
2.125%, 12/31/22 [i]	653,000	654,310
1.625%, 8/15/29 [i]	289,000	249,823
0.25%, 10/31/25 [i]	621,000	550,448
0.25%, 4/15/23 [i]	194,000	190,466
Total U.S. treasury obligations (cost $1,998,011)		$1,998,011

46 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.5%)*	Principal amount	Value
Basic materials (1.0%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	$400,000	$378,000
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30	70,000	64,605
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	180,000	141,111
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	80,000	72,780
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	210,000	170,081
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	222,000	204,324
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	205,000	170,292
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32	110,000	97,707
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	110,000	84,385
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	185,000	162,739
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32	355,000	318,674
Celanese US Holdings, LLC company guaranty sr. unsec. bonds 6.379%, 7/15/32 (Germany)	295,000	274,135
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)	310,000	288,928
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	1,745,000	1,651,476
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	350,000	285,376
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	1,050,000	855,750
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	396,000	379,621
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32	85,000	67,150
Commercial Metals Co. sr. unsec. notes 4.125%, 1/15/30	125,000	102,627
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27	260,000	244,342
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24	95,000	89,419
Constellium NV 144A company guaranty sr. unsec. notes 5.875%, 2/15/26 (France)	250,000	227,500
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28	125,000	93,115
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7.50%, 4/1/25 (Canada)	460,000	442,750
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)	390,000	359,865
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	155,000	135,815
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)	265,000	238,622
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)	210,000	175,203
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26	505,000	511,944

Dynamic Asset Allocation Balanced Fund 47

CORPORATE BONDS AND NOTES (14.5%)* cont.		Principal amount	Value
Basic materials cont.
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 4.00%, 3/27/27		$340,000	$316,705
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30		716,000	547,545
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30		150,000	123,797
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29		155,000	127,506
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)		290,000	232,000
Huntsman International, LLC sr. unsec. bonds 2.95%, 6/15/31		270,000	203,205
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29		474,000	417,917
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28		195,000	159,900
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡		145,000	116,000
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)		180,000	143,152
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28		525,000	481,760
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50		105,000	68,725
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30		185,000	142,043
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 1.832%, 10/15/27		75,000	61,434
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	170,000	105,137
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$220,000	172,841
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		320,000	240,000
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24		75,000	71,250
Mauser Packaging Solutions Holding Co. 144A sr. notes 5.50%, 4/15/24		60,000	57,000
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)		235,000	216,832
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		190,000	151,407
Minsur SA sr. unsec. notes Ser. REGS, 4.50%, 10/28/31 (Peru)		650,000	524,875
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		50,000	37,296
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		210,000	172,200
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26		100,000	83,473
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)		143,000	127,222
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)		727,000	616,888
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)		233,000	215,600
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29		260,000	178,100
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30		260,000	169,181
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28		375,000	309,521
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29		130,000	99,931

48 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Basic materials cont.
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	$570,000	$523,298
Sylvamo Corp. 144A company guaranty sr. unsec. notes 7.00%, 9/1/29	375,000	322,500
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%, 2/15/26 (Canada)	170,000	135,150
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29	275,000	195,209
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	245,000	144,550
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	330,000	244,200
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/1/27	260,000	231,400
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51	837,000	515,552
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41	418,000	264,813
Westlake Corp. sr. unsec. unsub. notes 3.60%, 8/15/26	1,002,000	931,787
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	690,000	774,736
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	154,000	173,312
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	39,000	42,076
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	120,000	116,700
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	1,316,000	1,131,273
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29	270,000	202,500
		20,927,835
Capital goods (0.8%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	120,000	91,991
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	350,000	308,236
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	170,000	156,400
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	170,000	140,709
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Ireland) ‡‡	200,000	136,940
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	225,000	164,779
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	245,000	203,994
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	296,000	245,445
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	994,000	866,595
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	305,000	280,600
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)	200,000	183,434
Bombardier, Inc. 144A sr. unsec. notes 6.00%, 2/15/28 (Canada)	90,000	75,301
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	144,000	141,009
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29	335,000	270,767

Dynamic Asset Allocation Balanced Fund 49

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Capital goods cont.
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	$150,000	$150,000
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2.25%, 11/15/22	245,000	244,399
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	140,000	117,600
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	60,000	50,400
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	50,000	41,674
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	235,000	218,843
Granite US Holdings Corp. 144A company guaranty sr. unsec. notes 11.00%, 10/1/27	275,000	259,245
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	230,000	177,237
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	315,000	260,198
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	740,000	604,551
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25 (Canada) ‡‡	360,000	337,500
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	515,000	407,527
Johnson Controls International PLC sr. unsec. notes 3.90%, 2/14/26	284,000	272,384
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	145,000	108,469
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	491,000	463,611
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	368,000	345,745
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	75,000	60,240
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	450,000	313,452
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	470,000	324,042
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,165,000	1,060,041
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	263,000	242,876
OT Merger Corp. 144A sr. unsec. notes 7.875%, 10/15/29	345,000	233,738
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	320,000	261,736
Raytheon Technologies Corp. sr. unsec. bonds 4.875%, 10/15/40	135,000	121,602
Raytheon Technologies Corp. sr. unsec. unsub. notes 4.125%, 11/16/28	1,015,000	948,324
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	200,000	168,698
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	520,000	430,300
Sensata Technologies BV 144A company guaranty sr. unsec. unsub. notes 5.875%, 9/1/30	225,000	210,524
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	740,000	621,311
Stevens Holding Co., Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	340,000	332,282
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	145,000	124,444
TK Elevator Holdco GmbH 144A company guaranty sr. unsec. notes 7.625%, 7/15/28 (Germany)	200,000	167,500
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26	180,000	170,057
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	310,000	269,607

50 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.5%)* cont.		Principal amount	Value
Capital goods cont.
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29		$235,000	$189,952
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29		205,000	165,031
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26		545,000	528,650
Vertical Midco GMBH company guaranty sr. notes Ser. REGS, 4.375%, 7/15/27 (Germany)	EUR	100,000	82,069
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28		$375,000	301,875
Waste Connections, Inc. sr. unsec. bonds 3.20%, 6/1/32		92,000	77,023
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29		585,000	524,589
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26		330,000	289,915
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28		240,000	235,068
			15,780,529
Communication services (1.5%)
Altice France Holding SA 144A company guaranty sr. sub. notes 10.50%, 5/15/27 (France)		255,000	199,730
Altice France Holding SA 144A company guaranty sr. unsec. notes 6.00%, 2/15/28 (France)		400,000	253,729
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)		200,000	158,000
Altice France SA 144A company guaranty sr. notes 5.125%, 7/15/29 (France)		200,000	149,422
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R		776,000	608,935
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R		445,000	365,793
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R		990,000	875,450
American Tower Corp. sr. unsec. unsub. notes 3.55%, 7/15/27 R		788,000	711,361
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27		333,000	291,048
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55		2,179,000	1,431,246
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46		1,125,000	942,910
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27		253,000	242,796
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32		165,000	125,841
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26		168,000	159,180
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29		1,680,000	1,470,538
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30		860,000	697,675
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30		115,000	90,947
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31		160,000	122,726
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29		845,000	661,612
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45		760,000	669,246

Dynamic Asset Allocation Balanced Fund 51

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	$730,000	$526,615
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	250,000	243,790
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	345,000	209,087
Comcast Corp. company guaranty sr. unsec. bonds 2.987%, 11/1/63	199,000	114,176
Comcast Corp. company guaranty sr. unsec. bonds 2.887%, 11/1/51	109,000	67,476
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	593,000	411,595
Comcast Corp. company guaranty sr. unsec. unsub. bonds 4.049%, 11/1/52	174,000	133,191
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	329,000	252,101
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.969%, 11/1/47	1,144,000	871,322
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	885,000	793,642
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/35	23,000	24,533
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.375%, 2/15/25	945,000	912,540
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.15%, 3/1/26	60,000	56,522
Cox Communications, Inc. 144A company guaranty sr. unsec. bonds 2.95%, 10/1/50	393,000	233,717
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	591,000	541,039
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	530,000	479,553
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	697,000	630,963
Crown Castle International Corp. sr. unsec. unsub. bonds 3.70%, 6/15/26 R	670,000	629,666
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	320,000	296,000
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	435,000	498,377
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	100,000	86,211
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	135,000	103,554
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	165,000	147,263
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	235,000	138,063
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	210,000	158,705
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	115,000	94,213
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	400,000	200,000
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	266,000	224,871
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	1,835,000	1,646,153
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	155,000	138,916

52 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Communication services cont.
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	$385,000	$317,625
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)	430,000	330,025
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	385,000	300,304
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	1,087,000	1,116,893
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	255,000	263,755
T-Mobile USA, Inc. company guaranty sr. bonds 2.25%, 11/15/31	1,315,000	991,016
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	119,000	105,555
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	1,318,000	1,216,304
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	155,000	124,905
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	21,000	20,636
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29	110,000	90,820
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	245,000	231,282
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	400,000	433,805
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	1,130,000	822,866
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	1,017,000	690,420
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	508,000	405,601
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34	815,000	715,902
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	2,323,000	2,185,765
Verizon Communications, Inc. sr. unsec. unsub. notes 2.10%, 3/22/28	360,000	303,917
VZ Secured Financing BV 144A sr. notes 5.00%, 1/15/32 (Netherlands)	510,000	387,600
		32,147,035
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (ICE LIBOR USD 3 Month + 3.33%), 6.623%, perpetual maturity	217,000	202,935
		202,935
Consumer cyclicals (2.0%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	295,000	244,850
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	540,000	484,650
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	328,000	269,684
Allied Universal Holdco LLC/Allied Universal Finance Corp. 144A sr. unsec. notes 6.00%, 6/1/29	345,000	222,654
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,555,000	1,449,070
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31	246,000	199,489
AMC Entertainment Holdings, Inc. 144A company guaranty notes 10.00%, 6/15/26 ‡‡	280,000	191,100
AMC Entertainment Holdings, Inc. 144A company guaranty sr. notes 7.50%, 2/15/29	120,000	92,700

Dynamic Asset Allocation Balanced Fund 53

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	$270,000	$236,191
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	225,000	176,063
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32	25,000	19,252
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29	65,000	51,959
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	320,000	227,073
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	125,000	102,999
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	255,000	233,325
Bath & Body Works, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25	29,000	30,015
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	240,000	208,800
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	95,000	64,634
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	355,000	273,350
Block, Inc. sr. unsec. notes 3.50%, 6/1/31	820,000	635,758
BMW Finance NV 144A company guaranty sr. unsec. notes 2.85%, 8/14/29 (Netherlands)	536,000	459,278
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	570,000	535,706
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27	120,000	106,201
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	290,000	234,813
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	85,000	64,947
Caesars Resort Collection, LLC/CRC Finco, Inc. 144A company guaranty sr. notes 5.75%, 7/1/25	510,000	492,099
Camelot Return Merger Sub, Inc. 144A sr. notes 8.75%, 8/1/28	60,000	49,452
Carnival Corp. 144A notes 10.50%, 2/1/26	150,000	148,412
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	330,000	231,182
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	190,000	150,257
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30	310,000	270,475
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	320,000	300,000
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	50,000	50,548
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.875%, 3/15/26	245,000	204,863
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	255,000	196,118
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27	385,000	325,224
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	220,000	166,100
Clear Channel Outdoor Holdings, Inc. 144A sr. unsec. notes 7.50%, 6/1/29	95,000	68,875

54 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	$1,230,000	$1,029,660
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A company guaranty notes 5.375%, 8/15/26	300,000	59,715
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	510,000	509,341
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,680,000	1,554,999
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29	315,000	75,883
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27	195,000	47,775
Everi Holdings, Inc. 144A company guaranty sr. unsec. notes 5.00%, 7/15/29	50,000	40,996
Ford Motor Co. sr. unsec. unsub. notes 3.625%, 6/17/31	595,000	442,055
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25	715,000	674,681
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.113%, 5/3/29	220,000	190,894
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	240,000	210,000
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	315,000	245,700
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	315,000	283,541
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	240,000	196,200
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	60,000	49,950
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	245,000	204,362
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	95,000	72,335
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	1,347,000	1,245,810
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	110,000	105,675
General Motors Financial Co., Inc. sr. unsec. notes 3.10%, 1/12/32	353,000	266,244
General Motors Financial Co., Inc. sr. unsec. notes 1.25%, 1/8/26	288,000	247,526
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27	72,000	61,610
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31	630,000	494,188
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)	172,000	150,900
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	150,000	143,025
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	190,000	174,325
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	763,000	741,747
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	467,807	392,958
Interpublic Group of Cos, Inc. (The) sr. unsec. unsub. notes 2.40%, 3/1/31	18,000	13,670
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	1,421,000	1,314,021
JELD-WEN, Inc. 144A company guaranty sr. sub. notes 6.25%, 5/15/25	95,000	89,419
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27	115,000	82,225

Dynamic Asset Allocation Balanced Fund 55

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29	$285,000	$223,725
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29	170,000	115,175
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	792,000	731,254
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	325,000	253,500
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26	225,000	214,560
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	120,000	115,470
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. bonds 6.125%, 3/15/32	120,000	91,880
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 5.875%, 3/15/30	30,000	23,729
Magallanes, Inc. 144A company guaranty sr. unsec. bonds 4.279%, 3/15/32	1,924,000	1,583,479
Magallanes, Inc. 144A company guaranty sr. unsec. notes 3.755%, 3/15/27	695,000	622,519
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	90,000	79,608
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	285,000	217,884
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	215,000	180,771
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26	100,000	89,244
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28	345,000	288,081
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29	360,000	295,551
MIWD Holdco II, LLC/MIWD Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 2/1/30	85,000	62,953
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	435,000	236,220
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31	1,030,000	784,058
NCL Corp., Ltd. 144A company guaranty sr. notes 5.875%, 2/15/27	110,000	91,850
NCL Corp., Ltd. 144A sr. unsec. unsub. notes 7.75%, 2/15/29	85,000	64,600
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29	280,000	233,377
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32	154,000	135,136
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	220,000	186,749
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)	170,000	166,680
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28	170,000	168,730
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29	255,000	253,872
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	870,000	824,046
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	205,000	180,746
Paramount Global sr. unsec. unsub. notes 4.00%, 1/15/26	152,000	143,532
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27	376,000	334,813
Penn Entertainment, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	265,000	234,334

56 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	$120,000	$100,820
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	325,000	277,346
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32	315,000	327,600
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	70,000	60,202
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29	200,000	144,250
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29	60,000	59,121
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26	95,000	72,675
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	105,000	87,735
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	200,000	149,746
S&P Global, Inc. 144A company guaranty sr. unsec. notes 4.75%, 8/1/28	86,000	83,935
S&P Global, Inc. 144A sr. unsec. unsub. notes 2.45%, 3/1/27	95,000	85,117
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	290,000	277,649
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30	170,000	136,272
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	375,000	349,016
Scientific Games International, Inc. 144A sr. unsec. notes 7.00%, 5/15/28	110,000	103,714
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	500,000	362,499
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. bonds 4.375%, 2/1/32	120,000	85,344
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	130,000	103,636
Scripps Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 1/15/31	215,000	162,867
Scripps Escrow, Inc. 144A company guaranty sr. unsec. notes 5.875%, 7/15/27	115,000	100,050
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	200,000	182,375
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	1,220,000	946,037
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	235,000	199,886
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,020,000	933,300
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. bonds 5.50%, 4/15/27	185,000	161,875
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	210,000	132,300
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	180,000	143,188
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31	220,000	149,992
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	90,000	63,297
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	160,000	141,586
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	16,898

Dynamic Asset Allocation Balanced Fund 57

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Standard Industries, Inc. 144A sr. unsec. notes 4.375%, 7/15/30	$305,000	$233,325
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31	135,000	101,963
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	325,000	266,749
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	445,000	318,290
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	400,000	333,476
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	205,000	189,632
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes 8.875%, 12/15/27	790,000	603,532
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	265,000	242,229
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	130,000	127,426
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	325,000	306,707
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29	45,000	36,696
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30	100,000	95,000
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	315,000	267,722
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	345,000	258,750
Walt Disney Co. (The) company guaranty sr. unsec. bonds 7.75%, 12/1/45	382,000	469,469
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr. unsec. notes 8.75%, 7/15/25	245,000	208,250
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	150,000	122,394
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	295,000	259,659
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	370,000	299,034
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	70,000	68,377
		41,116,730
Consumer staples (0.8%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	160,000	126,013
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	230,000	199,295
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	265,000	229,225
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	160,000	135,362
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	310,000	277,085
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26	200,000	201,193
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	1,199,000	992,936
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	255,000	222,488

58 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.5%)* cont.		Principal amount	Value
Consumer staples cont.
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31		$280,000	$205,830
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		1,000,000	917,370
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes 8.50%, 7/15/25		140,000	101,150
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29		260,000	211,142
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28		23,187	23,175
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45		210,000	161,114
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37		390,000	407,136
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42		462,000	417,970
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85%, 11/15/24		465,000	449,244
ERAC USA Finance, LLC 144A company guaranty sr. unsec. unsub. notes 3.30%, 12/1/26		143,000	130,985
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. unsec. notes 6.75%, 1/15/30		105,000	79,800
GSK Consumer Healthcare Capital US, LLC 144A company guaranty sr. unsec. unsub. bonds 3.625%, 3/24/32		715,000	604,030
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27		240,000	216,000
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25		120,000	119,240
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)		730,000	603,141
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31		975,000	758,555
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 3.43%, 6/15/27		194,000	179,238
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27		140,000	130,055
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.875%, 5/15/27		882,000	824,299
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28		170,000	154,212
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30		355,000	300,419
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27		111,000	99,068
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31		100,000	75,500
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		50,000	41,063
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28		943,000	823,947
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26		155,000	122,534
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24		1,545,000	1,461,251
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	725,000	626,665
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		$320,000	299,493

Dynamic Asset Allocation Balanced Fund 59

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Consumer staples cont.
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	$848,000	$827,462
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	845,000	797,710
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	135,000	130,505
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26	325,000	299,000
PECF USS Intermediate Holding III Corp. 144A sr. unsec. notes 8.00%, 11/15/29	415,000	302,632
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26	99,000	70,061
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes 7.50%, 7/1/25	307,000	233,572
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	265,000	257,635
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32	80,000	70,931
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	120,000	95,904
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	180,000	157,304
		16,169,939
Energy (1.1%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	130,000	130,650
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	109,000	108,798
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	250,000	201,816
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	255,000	222,411
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26	695,000	649,738
BP Capital Markets America, Inc. company guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	77,000	71,335
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.279%, 9/19/27 (United Kingdom)	875,000	801,856
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	220,000	202,950
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30	440,000	385,222
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	85,000	84,473
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	370,000	357,958
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	219,000	212,039
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 4.00%, 3/1/31	175,000	146,734
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	185,000	142,053
Chord Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	145,000	137,750
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	240,000	209,029
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	205,000	189,073
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	1,043,000	936,066
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	320,000	318,397

60 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Energy cont.
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	$190,000	$171,733
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	720,000	527,252
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	115,000	110,688
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	305,000	295,469
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	170,000	186,749
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	120,000	132,300
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	390,000	359,670
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	385,000	355,174
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	771,000	733,313
Energy Transfer LP/Regency Energy Finance Corp. sr. unsec. unsub. notes 4.50%, 11/1/23	57,000	56,430
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	365,000	341,275
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	915,000	907,232
EQT Corp. sr. unsec. notes 7.00%, 2/1/30	165,000	170,264
EQT Corp. sr. unsec. notes 5.678%, 10/1/25	315,000	313,061
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	25,000	23,326
Equinor ASA company guaranty sr. unsec. notes 5.10%, 8/17/40 (Norway)	235,000	223,699
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.50%, 10/15/30	125,000	107,306
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	215,000	188,261
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	95,000	76,713
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	270,000	256,299
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 6.25%, 4/15/32	160,000	140,800
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 6.00%, 4/15/30	145,000	126,875
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	385,000	339,181
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	235,000	215,180
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	205,000	185,587
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	73,000	72,643
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/26	150,000	130,518
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	155,000	157,325
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	60,000	59,100
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	705,000	682,088

Dynamic Asset Allocation Balanced Fund 61

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Energy cont.
Occidental Petroleum Corp. sr. unsec. sub. notes 8.50%, 7/15/27	$460,000	$492,292
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	605,000	605,000
Occidental Petroleum Corp. sr. unsec. sub. notes 5.875%, 9/1/25	80,000	80,242
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	80,000	77,934
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	205,000	213,555
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	75,000	73,403
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	65,000	70,163
Permian Resources Operating LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	360,000	328,500
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)	200,000	198,000
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	97,000	97,485
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	162,000	147,258
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	1,628,000	1,142,246
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	475,000	454,813
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	55,000	48,560
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	385,000	337,097
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	260,000	237,109
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	155,567
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	156,000	149,663
Shell International Finance BV company guaranty sr. unsec. unsub. notes 2.875%, 5/10/26 (Netherlands)	1,240,000	1,155,050
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	100,000	95,988
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	195,000	187,688
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	60,000	57,019
SM Energy Co. sr. unsec. unsub. notes 5.625%, 6/1/25	240,000	230,400
Southwestern Energy Co. company guaranty sr. unsec. bonds 4.75%, 2/1/32	545,000	456,765
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	240,000	216,252
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	535,000	485,138
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	425,000	392,068
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	200,000	170,022
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	270,000	229,500
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	355,000	305,505
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)	103,600	96,607
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	188,125	172,134

62 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Energy cont.
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	$190,000	$175,739
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	230,000	211,600
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	115,000	104,515
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. bonds 3.875%, 11/1/33	235,000	182,713
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 3.875%, 8/15/29	230,000	197,312
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	70,000	64,437
		23,249,198
Financials (4.2%)
ABN AMRO Bank NV 144A unsec. sub. notes 4.75%, 7/28/25 (Netherlands)	200,000	192,379
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	1,245,000	936,325
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. sub. notes 3.65%, 7/21/27 (Ireland)	900,000	785,948
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	215,000	185,998
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	290,000	225,969
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	528,000	473,955
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	1,412,000	1,149,264
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	330,000	284,390
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	1,212,000	1,270,610
Ally Financial, Inc. sr. unsec. notes 4.75%, 6/9/27	520,000	479,740
Ally Financial, Inc. sr. unsec. notes 2.20%, 11/2/28	312,000	241,042
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29	95,000	78,856
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr. unsec. notes 3.45%, 7/17/27 (United Kingdom)	200,000	183,834
Ares Capital Corp. sr. unsec. notes 2.875%, 6/15/27	1,010,000	843,747
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	504,000	458,543
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	280,000	234,338
Athene Global Funding 144A notes 1.985%, 8/19/28	905,000	713,864
Australia & New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	191,010
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	400,000	356,816
Banco Santander SA unsec. sub. FRB 3.225%, 11/22/32 (Spain)	1,400,000	981,292
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	600,000	578,072
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	320,000	306,400
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	30,000	29,436
Bank of America Corp. sr. unsec. FRN 1.734%, 7/22/27	2,720,000	2,333,567
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	720,000	568,125
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	2,270,000	1,831,442

Dynamic Asset Allocation Balanced Fund 63

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Financials cont.
Bank of America Corp. unsec. sub. FRN (ICE LIBOR USD 3 Month + 0.76%), 4.053%, 9/15/26	$125,000	$121,443
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,722,000	1,661,863
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	555,000	514,175
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	860,000	552,557
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	190,000	163,195
Blackstone Holdings Finance Co., LLC 144A company guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	270,000	198,069
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	375,000	267,856
BNP Paribas SA 144A unsec. sub. notes 4.375%, 5/12/26 (France)	200,000	188,562
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	432,000	410,169
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	390,000	390,064
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	1,934,000	1,369,790
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	661,000	546,151
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	3,154,000	2,864,267
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	721,000	663,617
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	445,000	354,726
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	520,000	481,351
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	400,000	389,955
Citizens Bank NA sr. unsec. FRN 4.119%, 5/23/25	705,000	691,353
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	195,556
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	250,000	174,375
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28	165,000	100,650
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)	1,285,000	1,175,195
Commonwealth Bank of Australia 144A sr. unsec. notes 2.552%, 3/14/27 (Australia)	246,000	222,223
Corebridge Financial, Inc. 144A sr. unsec. notes 3.85%, 4/5/29	470,000	414,229
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	250,000	214,389
Credit Suisse Group AG 144A jr. unsec. sub. FRN 7.50%, perpetual maturity (Switzerland)	433,000	397,819
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	342,000	278,940
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	1,375,000	1,193,772
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	600,000	557,951
Deutsche Bank AG/New York, NY sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	1,745,000	1,518,661
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	384,000	358,749
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	1,435,000	1,430,302
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	125,000	133,750
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	1,124,000	1,056,107
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	245,000	239,847

64 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Financials cont.
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	$1,137,000	$1,128,604
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	445,000	440,235
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	218,000	180,120
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	185,000	161,875
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27	125,000	89,080
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. bonds 3.25%, 1/15/32 R	360,000	270,620
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 5.25%, 6/1/25	195,000	188,483
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	148,000	141,563
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)	70,000	65,625
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	135,000	119,813
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	327,000	251,300
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,454,000	1,321,506
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	2,755,000	2,559,855
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	386,000	312,851
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	164,000	163,610
Goldman Sachs Group, Inc. (The) unsec. sub. notes 5.95%, 1/15/27	220,000	220,803
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	410,000	388,850
HUB International, Ltd. 144A sr. unsec. notes 5.625%, 12/1/29	70,000	58,450
Huntington Bancshares, Inc. unsec. sub. FRB 2.487%, 8/15/36	781,000	552,321
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	215,000	200,926
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27	280,000	245,143
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	115,000	92,561
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	633,000	426,228
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	317,000	233,560
Intercontinental Exchange, Inc. sr. unsec. notes 4.00%, 9/15/27	182,000	172,760
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	810,000	544,916
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	195,000	196,230
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	320,000	315,584
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	805,000	780,889
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	218,000	209,280
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	1,256,000	1,094,102
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (ICE LIBOR USD 3 Month + 1.00%), 3.905%, 5/15/47	784,000	618,576
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	149,000	120,662
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,558,000	1,916,138
JPMorgan Chase & Co. sr. unsec. unsub. FRN 3.782%, 2/1/28	140,000	128,357
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	3,080,000	2,791,208
JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	136,000	128,332

Dynamic Asset Allocation Balanced Fund 65

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Financials cont.
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	$1,432,000	$1,422,960
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	340,000	293,934
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	280,000	209,622
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	65,000	59,800
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	330,000	267,300
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	445,000	418,691
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	425,000	377,095
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	467,000	443,562
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	300,000	320,250
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	130,000	129,526
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	575,000	545,450
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, 3.772%, 1/24/29	3,065,000	2,756,483
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	965,000	770,907
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.125%, 1/23/23	2,511,000	2,502,757
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31	345,000	253,014
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	195,000	153,123
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	305,000	249,148
New York Life Global Funding 144A notes 1.10%, 5/5/23	2,200,000	2,160,767
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	105,000	94,647
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	120,000	102,960
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	315,000	244,125
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	155,000	110,882
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	230,000	196,641
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	355,000	307,621
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	1,490,000	1,329,188
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	254,000	207,472
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	106,000	94,058
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	160,000	152,293
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	615,000	598,848
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%, 9/15/25 (United Kingdom)	635,000	598,361

66 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Financials cont.
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23 (United Kingdom)	$241,000	$239,342
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	80,000	74,800
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	690,000	472,857
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%, 9/12/23 (Japan)	1,420,000	1,362,596
Svenska Handelsbanken AB 144A sr. unsec. notes 0.625%, 6/30/23 (Sweden)	290,000	281,429
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4.25%, 12/6/42	385,000	326,413
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 1.90%, 12/1/22 (Canada)	1,792,000	1,786,468
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	965,000	879,652
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	540,000	503,133
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	275,000	244,845
Truist Financial Corp. sr. unsec. unsub. FRN Ser. MTN, 4.26%, 7/28/26	640,000	622,429
UBS Group AG 144A sr. unsec. FRN 4.703%, 8/5/27 (Switzerland)	395,000	375,161
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	581,000	541,975
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	1,305,000	980,822
USI, Inc./NY 144A sr. unsec. notes 6.875%, 5/1/25	235,000	225,901
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	702,000	645,495
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	263,000	230,351
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	203,000	193,358
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	173,000	146,293
Wells Fargo & Co. sr. unsec. unsub. FRB Ser. MTN, 3.35%, 3/2/33	3,960,000	3,211,434
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, 4.54%, 8/15/26	509,000	494,104
Westpac Banking Corp. sr. unsec. unsub. notes 3.35%, 3/8/27 (Australia)	160,000	149,286
Westpac Banking Corp. sr. unsec. unsub. notes 2.70%, 8/19/26 (Australia)	78,000	71,481
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	379,000	241,959
		87,910,725
Health care (1.1%)
1375209 BC, Ltd. 144A sr. notes 9.00%, 1/30/28 (Canada)	26,042	25,847
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	640,000	619,843
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	260,000	130,476
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	552,000	463,815
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	794,000	727,344
Bausch Health Cos, Inc. 144A company guaranty sr. sub. notes 11.00%, 9/30/28	46,298	37,270
Bausch Health Cos, Inc. 144A company guaranty sub. notes 14.00%, 10/15/30	9,260	5,046

Dynamic Asset Allocation Balanced Fund 67

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Health care cont.
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27	$185,000	$127,650
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	340,000	219,198
Becton Dickinson and Co. sr. unsec. notes 3.70%, 6/6/27	166,000	154,479
Becton Dickinson and Co. sr. unsec. sub. bonds 1.957%, 2/11/31	1,050,000	810,626
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	1,350,000	1,344,781
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	1,115,000	1,081,381
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	215,000	170,267
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	595,000	532,525
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	110,000	88,550
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	105,000	86,100
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	115,000	99,566
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	25,000	18,500
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	90,000	69,525
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	165,000	75,488
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	310,000	149,742
CHS/Community Health Systems, Inc. 144A sr. notes 5.25%, 5/15/30	340,000	236,725
Cigna Corp. company guaranty sr. unsec. unsub. notes 3.75%, 7/15/23	528,000	524,111
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,529,000	1,340,477
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	260,078	236,866
DH Europe Finance II SARL company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	355,000	254,518
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.40%, 8/28/28	260,000	229,525
HCA, Inc. company guaranty sr. notes 4.50%, 2/15/27	116,000	108,287
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	242,000	212,232
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	245,000	237,357
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	115,000	94,958
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	415,000	358,456
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty unsub. notes 10.00%, 4/15/25 (Luxembourg)	239,000	143,400
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	44,000	43,002
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	865,000	678,829
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	277,000	265,552
Minerva Merger Sub, Inc. 144A sr. unsec. notes 6.50%, 2/15/30	355,000	280,652
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29	125,000	100,211
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	190,000	143,450
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45	1,430,000	1,207,235
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29	70,000	59,150

68 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Health care cont.
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28	$240,000	$205,200
Owens & Minor, Inc. 144A company guaranty sr. unsec. notes 6.625%, 4/1/30	90,000	79,200
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	265,000	208,058
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	670,000	629,643
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)	1,210,000	1,026,093
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	320,000	290,810
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	177,000	160,185
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	190,000	148,597
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	220,000	176,922
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24	58,000	56,085
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27	485,000	435,184
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	1,375,000	1,277,746
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29	190,000	157,368
Tenet Healthcare Corp. 144A company guaranty sr. unsub. notes 6.125%, 6/15/30	300,000	274,800
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	285,000	276,604
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)	390,000	321,734
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	550,000	445,759
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,625,000	1,527,335
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	545,000	542,251
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27	641,000	523,370
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	730,000	675,906
Zoetis, Inc. sr. unsec. sub. notes 3.00%, 9/12/27	242,000	217,563
		23,449,425
Technology (1.0%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	680,000	382,292
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	670,000	611,454
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,680,000	1,488,356
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	275,000	171,199
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	565,000	551,074
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	493,000	442,355
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	600,000	502,514
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	680,000	530,400
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	150,000	116,199
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	65,000	63,705
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	783,000	720,265
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	2,244,000	1,986,830
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	115,000	78,654

Dynamic Asset Allocation Balanced Fund 69

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Technology cont.
Central Parent, Inc./CDK Global, Inc. 144A company guaranty sr. notes 7.25%, 6/15/29	$170,000	$161,618
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	405,000	317,115
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	100,000	92,072
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	84,000	74,630
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	165,000	136,331
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	415,000	348,600
Google, LLC sr. unsec. notes 3.375%, 2/25/24	720,000	710,806
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	480,000	404,952
Meta Platforms, Inc. 144A sr. unsec. unsub. bonds 4.45%, 8/15/52	463,000	377,846
Meta Platforms, Inc. 144A sr. unsec. unsub. notes 3.50%, 8/15/27	256,000	239,389
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	360,000	358,254
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	1,818,000	1,282,228
Microsoft Corp. sr. unsec. unsub. bonds 2.525%, 6/1/50	85,000	55,534
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	2,165,000	2,004,106
Microsoft Corp. sr. unsec. unsub. notes 3.30%, 2/6/27	120,000	114,351
NortonLifeLock, Inc. 144A company guaranty sr. unsec. unsub. notes 6.75%, 9/30/27	125,000	120,625
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	85,000	56,372
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	440,000	298,947
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,705,000	1,142,434
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	215,000	179,177
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	1,651,000	1,649,915
Picard Midco, Inc. 144A sr. notes. 6.50%, 3/31/29	370,000	312,539
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	545,000	403,300
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	665,000	414,962
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	665,000	439,258
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	665,000	523,824
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	720,000	530,108
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	300,000	238,875
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	120,000	94,197
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	295,000	238,213
Workday, Inc. sr. unsec. notes 3.70%, 4/1/29	200,000	179,439
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	755,000	616,035
		21,761,349
Transportation (0.2%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	230,000	200,675
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	230,000	216,009
Canadian Pacific Railway Co. company guaranty sr. unsec. unsub. notes 1.75%, 12/2/26 (Canada)	1,315,000	1,151,449

70 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Transportation cont.
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	$480,000	$385,587
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	360,000	335,288
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	254,000	229,946
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	255,000	239,291
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.90%, 2/1/24	450,000	438,684
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	90,000	74,470
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	90,000	80,325
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	645,000	587,050
		3,938,774
Utilities and power (0.8%)
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	320,000	275,652
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	515,000	393,978
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	1,130,000	1,055,731
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	195,000	153,081
Boardwalk Pipelines LP company guaranty sr. unsec. notes 3.60%, 9/1/32	123,000	97,260
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	110,000	81,482
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	60,000	52,331
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	180,000	153,000
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	48,000	45,247
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	350,000	308,347
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	50,000	39,728
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	25,000	20,372
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	133,000	136,370
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	275,000	217,065
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	835,000	631,395
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	980,000	886,708
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	210,000	218,768
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	860,000	785,851
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	308,000	304,209
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%, 6/10/44 (Canada)	815,000	649,992
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	592,000	563,559
Energy Transfer LP company guaranty sr. unsec. bonds 3.75%, 5/15/30	1,410,000	1,193,934
Energy Transfer LP company guaranty sr. unsec. notes 5.50%, 6/1/27	86,000	83,772
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	113,000	105,327
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	1,550,000	1,131,497

Dynamic Asset Allocation Balanced Fund 71

CORPORATE BONDS AND NOTES (14.5%)* cont.	Principal amount	Value
Utilities and power cont.
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	$417,000	$348,233
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	1,680,000	1,291,250
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	265,000	229,911
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	300,000	298,601
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	15,000	14,689
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	160,000	138,784
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	535,000	515,037
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	835,000	651,338
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	140,000	122,500
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%, 10/15/22 (Canada)	450,000	449,672
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	175,000	168,954
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	760,000	593,250
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	110,000	97,042
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	115,000	92,962
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	160,000	156,943
Vistra Corp. 144A jr. unsec. sub. FRN 7.00%, perpetual maturity	100,000	87,301
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	526,000	448,201
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	421,000	401,141
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	295,000	273,613
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	155,000	139,971
		16,104,049
Total corporate bonds and notes (cost $353,440,353)		$302,758,523

MORTGAGE-BACKED SECURITIES (5.1%)*	Principal amount	Value
Agency collateralized mortgage obligations (1.6%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x ICE LIBOR USD 1 Month) + 25.79%), 14.455%, 4/15/37	$39,460	$61,558
REMICs IFB Ser. 3072, Class SM, ((-3.667 x ICE LIBOR USD 1 Month) + 23.80%), 13.465%, 11/15/35	23,441	35,631
REMICs IFB Ser. 2990, Class LB, ((-2.556 x ICE LIBOR USD 1 Month) + 16.95%), 9.744%, 6/15/34	15,512	16,753
REMICs Ser. 5079, Class BI, IO, 5.50%, 2/25/51	3,721,740	820,741
REMICs Ser. 5170, Class CI, IO, 5.50%, 5/25/44	4,888,318	965,247
REMICs Ser. 5117, Class CI, IO, 5.00%, 6/25/51	8,885,396	1,576,447
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	5,217,588	1,111,833
REMICs Ser. 5138, Class YI, IO, 4.50%, 12/25/49	6,458,009	1,452,889
REMICs Ser. 5162, Class HI, IO, 4.00%, 11/25/51	8,278,126	1,503,366

72 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (5.1%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 5134, Class IB, IO, 4.00%, 8/25/51	$6,295,378	$1,215,763
REMICs Ser. 5119, Class IC, IO, 4.00%, 6/25/51	11,197,539	2,183,520
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	4,911,874	1,050,324
REMICs Ser. 5080, Class DI, IO, 4.00%, 3/25/51	9,841,163	1,911,499
REMICs Ser. 5036, Class IK, IO, 4.00%, 4/25/50	5,340,462	1,015,756
REMICs Ser. 5152, Class IE, IO, 3.50%, 10/25/51	7,903,950	1,379,780
REMICs Ser. 5142, Class AI, IO, 3.50%, 9/25/51	5,496,318	963,905
REMICs Ser. 5010, Class IA, IO, 3.50%, 9/25/50	3,922,428	678,121
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.232%, 4/15/44	5,797,852	574,738
REMICs Ser. 5167, IO, 3.00%, 11/25/51	8,163,624	1,265,362
REMICs Ser. 5127, Class AI, IO, 3.00%, 6/25/51	9,149,956	1,496,116
REMICs Ser. 5094, Class AI, IO, 3.00%, 4/25/41	10,324,267	1,369,277
REMICs Ser. 3391, PO, zero %, 4/15/37	2,925	2,574
REMICs FRB Ser. 3117, Class AF, (ICE LIBOR USD 1 Month + 0.00%), zero %, 2/15/36	4,594	4,042
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x ICE LIBOR USD 1 Month) + 39.90%), 21.396%, 7/25/36	12,656	23,413
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x ICE LIBOR USD 1 Month) + 24.20%), 12.892%, 6/25/37	29,697	46,921
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x ICE LIBOR USD 1 Month) + 20.12%), 10.561%, 12/25/35	20,120	27,163
REMICs Ser. 21-67, Class DI, IO, 4.00%, 10/25/51	8,856,137	1,903,965
REMICs Ser. 21-28, Class GI, IO, 4.00%, 5/25/51	5,990,033	1,245,797
REMICs Ser. 20-67, Class JI, IO, 4.00%, 9/25/50	6,439,516	1,230,873
REMICs Ser. 21-65, Class LI, IO, 3.50%, 10/25/51	4,593,454	786,445
REMICs IFB Ser. 17-69, Class SG, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.066%, 9/25/47	5,624,679	665,956
REMICs IFB Ser. 19-43, Class SC, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.016%, 8/25/49	4,407,973	469,975
REMICs Ser. 20-96, Class JI, IO, 3.00%, 1/25/51	8,662,235	1,073,075
REMICs Ser. 21-28, Class NI, IO, 3.00%, 5/25/41	8,497,826	977,250
REMICs Ser. 21-45, Class MI, IO, 2.50%, 2/25/49	7,238,090	978,822
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	9,560	8,604
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	677	602
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	1,002	881
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	2,244	1,879
Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	164,493	35,109
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	32,688	6,211
Ser. 13-14, IO, 3.50%, 12/20/42	293,162	32,866
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	7,875,648	1,189,065
IFB Ser. 19-78, Class SJ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.036%, 6/20/49	37,641	2,980
Ser. 20-138, Class AI, IO, 3.00%, 9/20/50	3,824,899	583,844
FRB Ser. 16-H16, Class LI, IO, 2.35%, 7/20/66 W	15,242,604	574,556
Ser. 16-H16, Class EI, IO, 1.667%, 6/20/66 W	2,214,418	104,299

Dynamic Asset Allocation Balanced Fund 73

MORTGAGE-BACKED SECURITIES (5.1%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H26, Class EI, IO, 1.575%, 10/20/65 W	$1,754,489	$79,654
Ser. 15-H25, Class BI, IO, 0.592%, 10/20/65 W	2,939,326	113,752
		34,819,199
Commercial mortgage-backed securities (1.8%)
Arbor Multifamily Mortgage Securities Trust 144A FRB Ser. 20-MF1, Class XA, IO, 1.084%, 5/15/53 W	5,246,500	274,240
AREIT CRE Trust 144A FRB Ser. 21-CRE5, Class A, 4.073%, 11/17/38 (Cayman Islands)	513,400	498,615
AREIT Trust 144A FRB Ser. 20-CRE4, Class C, 5.507%, 4/15/37	607,000	610,715
AREIT, LLC 144A FRB Ser. 22-CRE7, Class A, 5.26%, 6/17/39	930,000	919,240
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.508%, 1/15/49 W	94,607	1
BANK FRB Ser. 17-BNK8, Class B, 4.056%, 11/15/50 W	501,000	446,868
Barclays Commercial Mortgage Trust FRB Ser. 19-C4, Class XA, IO, 1.703%, 8/15/52 W	10,979,202	815,086
BBCMS Mortgage Trust FRB Ser. 21-C9, Class XA, IO, 1.753%, 2/15/54 W	5,231,774	486,589
Benchmark Mortgage Trust Ser. 19-B11, Class AS, 3.784%, 5/15/52	437,000	383,496
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 3.868%, 5/15/38 (Cayman Islands)	827,000	810,475
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	169,000	157,452
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D, 5.249%, 12/15/47 W	141,073	142,532
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.258%, 3/10/47 W	402,000	388,444
FRB Ser. 06-C5, Class XC, IO, 0.557%, 10/15/49 W	3,067,313	27
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 5.04%, 11/10/46 W	976,000	932,800
FRB Ser. 14-CR17, Class C, 4.943%, 5/10/47 W	392,000	368,317
FRB Ser. 14-CR18, Class C, 4.905%, 7/15/47 W	346,000	323,472
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	411,000	408,205
FRB Ser. 14-UBS6, Class C, 4.587%, 12/10/47 W	500,000	461,962
FRB Ser. 15-LC21, Class B, 4.476%, 7/10/48 W	476,000	453,880
FRB Ser. 15-LC19, Class C, 4.356%, 2/10/48 W	855,000	793,715
FRB Ser. 14-CR18, Class XA, IO, 1.146%, 7/15/47 W	1,969,598	25,664
FRB Ser. 14-CR19, Class XA, IO, 1.091%, 8/10/47 W	5,136,984	67,284
FRB Ser. 13-CR11, Class XA, IO, 1.066%, 8/10/50 W	5,559,949	29,840
FRB Ser. 14-UBS6, Class XA, IO, 0.999%, 12/10/47 W	5,497,072	75,904
FRB Ser. 14-LC17, Class XA, IO, 0.817%, 10/10/47 W	4,198,966	43,833
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.985%, 7/10/46 W	876,463	802,394
FRB Ser. 13-CR13, Class D, 5.04%, 11/10/46 W	537,000	483,827
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2, Class AX, IO, 0.048%, 1/15/49 W	3,039,668	1
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.401%, 4/15/50 W	1,318,000	1,152,205
Ser. 16-C7, Class AS, 3.958%, 11/15/49 W	388,000	356,859
Ser. 15-C2, Class AS, 3.849%, 6/15/57 W	442,000	411,741

74 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (5.1%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
CSAIL Commercial Mortgage Trust
Ser. 15-C1, Class AS, 3.791%, 4/15/50 W	$1,138,000	$1,075,844
Ser. 19-C17, Class AS, 3.278%, 9/15/52	598,000	501,996
FRB Ser. 20-C19, Class XA, IO, 1.23%, 3/15/53 W	10,537,758	656,397
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.901%, 4/15/50 W	501,000	335,538
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.597%, 12/15/49 W	1,264,000	966,387
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.541%, 8/10/44 W	1,395,586	1,275,565
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.595%, 2/10/46 W	3,033,602	3,245
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.225%, 1/10/47 W	560,000	386,400
FRB Ser. 14-GC22, Class C, 4.843%, 6/10/47 W	767,000	729,027
FRB Ser. 13-GC12, Class XA, IO, 1.514%, 6/10/46 W	2,064,254	6,001
FRB Ser. 14-GC22, Class XA, IO, 1.094%, 6/10/47 W	4,226,388	42,665
FRB Ser. 14-GC24, Class XA, IO, 0.842%, 9/10/47 W	8,606,679	92,952
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.566%, 8/10/43 W	630,000	468,422
FRB Ser. 13-GC14, Class B, 4.877%, 8/10/46 W	436,000	429,083
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	650,000	641,830
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.699%, 9/15/47 W	370,000	337,114
FRB Ser. 14-C23, Class C, 4.632%, 9/15/47 W	682,400	633,821
FRB Ser. 13-C12, Class B, 4.231%, 7/15/45 W	435,000	427,916
FRB Ser. 13-C12, Class C, 4.231%, 7/15/45 W	755,000	734,504
Ser. 16-C1, Class AS, 3.97%, 3/17/49	423,000	396,338
FRB Ser. 15-C33, Class XA, IO, 1.056%, 12/15/48 W	5,118,541	118,022
FRB Ser. 14-C25, Class XA, IO, 0.958%, 11/15/47 W	6,138,846	82,285
FRB Ser. 14-C19, Class XA, IO, 0.785%, 4/15/47 W	4,351,794	27,812
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class C, 5.17%, 12/15/46 W	591,000	574,473
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	766,000	752,954
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 12-C6, Class E, 5.129%, 5/15/45 W	695,000	618,342
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	18,514	—
MF1 Multifamily Housing Mortgage Loan Trust 144A FRB Ser. 22-FL9, Class A, (CME Term SOFR 1 Month + 2.15%), 5.174%, 6/19/37	821,000	818,895
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.211%, 2/15/47 W	560,000	549,769
FRB Ser. 14-C17, Class C, 4.638%, 8/15/47 W	1,106,000	1,034,550
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	306,000	296,901
FRB Ser. 15-C24, Class B, 4.476%, 5/15/48 W	375,000	355,498
FRB Ser. 14-C17, Class XA, IO, 1.185%, 8/15/47 W	2,816,031	31,728
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C6, Class D, 4.694%, 11/15/45 W	491,000	451,720
FRB Ser. 13-C9, Class D, 4.241%, 5/15/46 W	441,000	389,456

Dynamic Asset Allocation Balanced Fund 75

MORTGAGE-BACKED SECURITIES (5.1%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust FRB Ser. 16-BNK2, Class C, 4.019%, 11/15/49 W	$1,669,000	$1,444,927
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D, 5.253%, 7/15/49 W	324,000	324,292
PFP, Ltd. 144A REMICs FRB Ser. 21-8, Class AS, 4.189%, 8/9/37 (Cayman Islands)	463,000	442,246
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	417,718	4
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4, Class XA, IO, 1.545%, 12/10/45 W	227,272	6
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class A, 4.093%, 6/16/36	167,861	162,405
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.356%, 11/15/48 W	714,442	289
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.432%, 7/15/46 W	501,000	458,832
FRB Ser. 14-LC16, Class XA, IO, 1.244%, 8/15/50 W	8,785,752	114,304
FRB Ser. 16-LC25, Class XA, IO, 0.975%, 12/15/59 W	10,253,165	281,183
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.432%, 7/15/46 W	412,000	162,553
WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	1,270,000	1,249,629
FRB Ser. 13-C11, Class C, 4.309%, 3/15/45 W	1,149,000	1,138,210
Ser. 13-C11, Class AS, 3.311%, 3/15/45	455,000	451,812
FRB Ser. 14-C22, Class XA, IO, 0.938%, 9/15/57 W	21,786,659	56,820
FRB Ser. 13-C14, Class XA, IO, 0.784%, 6/15/46 W	10,192,918	23,252
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.42%, 3/15/44 W	785,444	381,883
Ser. 11-C4, Class E, 4.987%, 6/15/44 W	138,000	103,639
FRB Ser. 12-C9, Class D, 4.978%, 11/15/45 W	546,000	542,114
FRB Ser. 13-C15, Class D, 4.671%, 8/15/46 W	599,000	360,885
FRB Ser. 12-C10, Class XA, IO, 1.569%, 12/15/45 W	1,906,277	2,044
		37,070,462
Residential mortgage-backed securities (non-agency) (1.7%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (ICE LIBOR USD 1 Month + 0.19%), 3.274%, 5/25/47	1,178,691	697,353
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.097%, 1/25/49 W	101,580	95,378
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	151,697	140,550
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (ICE LIBOR USD 1 Month + 0.68%), 3.668%, 4/20/35	96,204	94,388
BankUnited Trust FRB Ser. 05-1, Class 1A1, (ICE LIBOR USD 1 Month + 0.60%), 3.684%, 9/25/45	115,193	107,824
Bear Stearns Asset Backed Securities I Trust FRB Ser. 05-HE8, Class M3, (ICE LIBOR USD 1 Month + 1.95%), 5.034%, 8/25/35	232,766	224,076
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (ICE LIBOR USD 1 Month + 2.50%), 5.584%, 10/25/29 (Bermuda)	502,000	499,223
BRAVO Residential Funding Trust 144A
FRB Ser. 21-HE3, Class A2, (US 30 Day Average SOFR + 1.00%), 3.281%, 8/25/69	695,391	669,441
Ser. 21-C, Class A1, 1.62%, 3/1/61	465,878	416,020

76 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (5.1%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	$500,000	$447,066
Cascade Funding Mortgage Trust, LLC 144A Ser. 21-HB7, Class M2, 2.679%, 10/27/31 W	1,666,000	1,574,380
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 2.955%, 5/25/35 W	172,856	168,563
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	17,117	16,769
Countrywide Alternative Loan Trust
FRB Ser. 05-59, Class 1A1, (ICE LIBOR USD 1 Month + 0.66%), 3.674%, 11/20/35	192,285	169,801
FRB Ser. 06-24CB, Class A19, (ICE LIBOR USD 1 Month + 0.50%), 3.584%, 8/25/36	383,534	195,313
FRB Ser. 05-65CB, Class 2A1, (ICE LIBOR USD 1 Month + 0.43%), 3.509%, 12/25/35	896,411	631,572
FRB Ser. 06-OA10, Class 4A1, (ICE LIBOR USD 1 Month + 0.38%), 3.464%, 8/25/46	820,380	679,095
FRB Ser. 06-OA19, Class A1, (ICE LIBOR USD 1 Month + 0.18%), 3.173%, 2/20/47	458,079	351,865
FRB Ser. 06-OA7, Class 1A2, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.94%), 2.044%, 6/25/46	476,857	413,393
CSMC Trust 144A
Ser. 21-RPL7, Class A1, 1.926%, 7/27/61 W	284,742	266,234
Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	292,947	275,370
Eagle Re, Ltd. 144A
FRB Ser. 18-1, Class M2, (ICE LIBOR USD 1 Month + 3.00%), 6.084%, 11/25/28	190,000	189,575
FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 4.784%, 11/25/28 (Bermuda)	357,894	351,887
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (ICE LIBOR USD 1 Month + 6.35%), 9.434%, 9/25/28	716,940	772,704
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3, (ICE LIBOR USD 1 Month + 5.55%), 8.634%, 7/25/28	962,846	1,016,918
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (ICE LIBOR USD 1 Month + 5.00%), 8.084%, 12/25/28	540,277	566,532
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (ICE LIBOR USD 1 Month + 4.70%), 7.784%, 4/25/28	452,419	469,946
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2, (ICE LIBOR USD 1 Month + 3.55%), 6.634%, 8/25/29	462,129	472,815
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (ICE LIBOR USD 1 Month + 2.40%), 5.484%, 2/25/47	197,341	190,442
Structured Agency Credit Risk Debt FRN Ser. 22-DNA5, Class M1A, (US 30 Day Average SOFR + 2.95%), 5.231%, 6/25/42	84,192	84,170
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (ICE LIBOR USD 1 Month + 1.90%), 4.984%, 1/25/50	70,359	69,593
Structured Agency Credit Risk Debt FRN Ser. 22-HQA2, Class M1A, (US 30 Day Average SOFR + 2.65%), 4.931%, 7/25/42	401,566	397,801
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 4.581%, 8/25/33	691,000	669,428

Dynamic Asset Allocation Balanced Fund 77

MORTGAGE-BACKED SECURITIES (5.1%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1B, (US 30 Day Average SOFR + 1.85%), 4.131%, 1/25/42	$281,000	$255,383
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (ICE LIBOR USD 1 Month + 1.00%), 4.084%, 2/25/47	2,140,510	2,097,394
Structured Agency Credit Risk Debt FRN Ser. 22-DNA2, Class M1A, (US 30 Day Average SOFR + 1.30%), 3.581%, 2/25/42	345,772	339,613
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 3.131%, 9/25/41	129,040	125,437
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (ICE LIBOR USD 1 Month + 6.95%), 10.034%, 8/25/28	582,711	611,058
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (ICE LIBOR USD 1 Month + 6.75%), 9.834%, 8/25/28	748,517	792,431
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (ICE LIBOR USD 1 Month + 6.00%), 9.084%, 9/25/28	537,731	558,882
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (ICE LIBOR USD 1 Month + 5.90%), 8.984%, 10/25/28	37,724	38,973
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (ICE LIBOR USD 1 Month + 5.70%), 8.784%, 4/25/28	913,610	945,930
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (ICE LIBOR USD 1 Month + 5.55%), 8.634%, 4/25/28	814,819	842,263
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (ICE LIBOR USD 1 Month + 5.00%), 8.084%, 11/25/24	9,434	9,545
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (ICE LIBOR USD 1 Month + 4.90%), 7.984%, 11/25/24	130,787	134,050
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (ICE LIBOR USD 1 Month + 4.45%), 7.534%, 1/25/29	916,940	949,272
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (ICE LIBOR USD 1 Month + 4.35%), 7.434%, 5/25/29	563,244	582,119
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (ICE LIBOR USD 1 Month + 4.30%), 7.384%, 2/25/25	55,035	56,060
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (ICE LIBOR USD 1 Month + 4.25%), 7.334%, 4/25/29	390,536	402,717
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (ICE LIBOR USD 1 Month + 4.25%), 7.334%, 1/25/29	1,076,386	1,106,680
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (ICE LIBOR USD 1 Month + 4.00%), 7.084%, 5/25/25	28,240	28,728
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2C, (ICE LIBOR USD 1 Month + 3.65%), 6.734%, 9/25/29	95,000	96,332
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (ICE LIBOR USD 1 Month + 3.55%), 6.634%, 7/25/29	460,753	469,021
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (ICE LIBOR USD 1 Month + 2.90%), 5.984%, 7/25/24	86,245	87,042
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2, (ICE LIBOR USD 1 Month + 2.60%), 5.684%, 5/25/24	124,175	124,106
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (ICE LIBOR USD 1 Month + 1.25%), 4.334%, 7/25/29	98,874	98,304
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1ED1, (ICE LIBOR USD 1 Month + 0.65%), 3.734%, 1/25/31	78,308	76,982
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2ED1, (ICE LIBOR USD 1 Month + 0.60%), 3.684%, 11/25/29	114,717	112,004

78 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (5.1%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R05, Class 2M2, (US 30 Day Average SOFR + 3.00%), 5.281%, 4/25/42	$901,000	$891,990
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (ICE LIBOR USD 1 Month + 2.15%), 5.234%, 11/25/39	90,728	88,293
Connecticut Avenue Securities Trust FRB Ser. 19-R06, Class 2M2, (ICE LIBOR USD 1 Month + 2.10%), 5.184%, 9/25/39	41,739	41,671
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (ICE LIBOR USD 1 Month + 2.05%), 5.134%, 1/25/40	289,700	285,557
Connecticut Avenue Securities Trust FRB Ser. 22-R09, Class 2M1, (US 30 Day Average SOFR + 2.50%), 4.781%, 9/25/42	250,000	249,836
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M1, (US 30 Day Average SOFR + 1.10%), 3.481%, 1/25/42	178,400	175,789
Connecticut Avenue Securities Trust FRB Ser. 22-R01, Class 1M1, (US 30 Day Average SOFR + 1.00%), 3.281%, 12/25/41	163,361	159,787
Connecticut Avenue Securities FRB Ser. 21-R02, Class 2M1, (US 30 Day Average SOFR + 0.90%), 3.181%, 11/25/41	104,566	102,213
Connecticut Avenue Securities Trust FRB Ser. 21-R01, Class 1M1, (US 30 Day Average SOFR + 0.75%), 3.031%, 10/25/41	53,595	53,193
Finance of America HECM Buyout 144A Ser. 22-HB2, Class A1A, 4.00%, 12/25/24 W	829,822	794,425
FWD Securitization Trust 144A Ser. 19-INV1, Class A3, 3.11%, 6/25/49 W	660,741	629,626
Home Partners of America Trust 144A Ser. 21-2, Class C, 2.402%, 12/17/26	427,194	371,749
Imperial Fund Mortgage Trust 144A Ser. 22-NQM5, Class A1, 5.39%, 8/25/67	187,375	183,436
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	323,037	322,204
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	474,215	467,363
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	427,685	424,349
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (ICE LIBOR USD 1 Month + 0.80%), 3.884%, 2/25/34	474,338	454,894
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2, 2.766%, 2/25/35 W	88,101	81,412
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (ICE LIBOR USD 1 Month + 0.83%), 3.909%, 8/25/34	159,930	152,125
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 2.992%, 8/26/47 W	116,968	113,622
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A, Class A1M, (ICE LIBOR USD 1 Month + 0.90%), 3.344%, 1/25/48	261,651	258,009
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (ICE LIBOR USD 1 Month + 1.55%), 4.634%, 7/25/28 (Bermuda)	42,343	42,268
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (ICE LIBOR USD 1 Month + 1.05%), 4.134%, 10/25/34	366,854	356,920
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2, 2.508%, 5/25/60 W	886,000	853,755
RMF Proprietary Issuance Trust 144A Ser. 22-3, Class A, 4.00%, 8/25/62 W	214,000	195,446

Dynamic Asset Allocation Balanced Fund 79

MORTGAGE-BACKED SECURITIES (5.1%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Starwood Mortgage Residential Trust 144A Ser. 20-3, Class A3, 2.591%, 4/25/65 W	$757,000	$633,785
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (ICE LIBOR USD 1 Month + 0.85%), 3.934%, 5/25/47	483,283	396,312
Toorak Mortgage Corp., Ltd. 144A Ser. 21-1, Class A1, 2.24%, 6/25/24	260,000	250,569
Towd Point Mortgage Trust 144A Ser. 16-5, Class M2, 3.375%, 10/25/56 W	282,000	256,182
Triangle Re, Ltd. 144A FRB Ser. 21-2, Class M1A, (ICE LIBOR USD 1 Month + 2.05%), 5.134%, 10/25/33 (Bermuda)	281,415	275,763
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, (ICE LIBOR USD 1 Month + 0.96%), 4.044%, 7/25/45	169,117	154,066
FRB Ser. 05-AR11, Class A1B3, (ICE LIBOR USD 1 Month + 0.80%), 3.884%, 8/25/45	135,733	130,057
FRB Ser. 05-AR12, Class 1A8, 3.803%, 10/25/35 W	412,059	365,271
FRB Ser. 07-HY2, Class 1A1, 3.342%, 12/25/36 W	346,565	289,678
		34,827,426
Total mortgage-backed securities (cost $109,988,920)		$106,717,087

COLLATERALIZED LOAN OBLIGATIONS (1.6%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 21-7A, Class A, (ICE LIBOR USD 3 Month + 1.07%), 3.853%, 4/23/34 (Cayman Islands)	$331,000	$315,928
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (ICE LIBOR USD 3 Month + 1.10%), 3.612%, 4/15/34 (Cayman Islands)	841,000	803,406
AGL CLO 13, Ltd. 144A FRB Ser. 21-13A, Class A1, (ICE LIBOR USD 3 Month + 1.16%), 3.87%, 10/20/34 (Cayman Islands)	938,000	895,216
AGL CLO 17, Ltd. 144A FRB Ser. 22-17A, Class A, (CME TERM SOFR 3 Month + 1.33%), 3.803%, 1/21/35 (Cayman Islands)	554,000	529,913
AGL CLO 6, Ltd. 144A FRB Ser. 21-6A, Class AR, (ICE LIBOR USD 3 Month + 1.20%), 3.91%, 7/20/34 (Cayman Islands)	1,011,000	968,632
AIG CLO, Ltd. 144A FRB Ser. 21-1A, Class A, (ICE LIBOR USD 3 Month + 1.10%), 3.859%, 4/22/34	448,000	427,318
Aimco CLO 14, Ltd. 144A FRB Ser. 21-14A, Class A, (ICE LIBOR USD 3 Month + 0.99%), 3.70%, 4/20/34 (Cayman Islands)	461,000	437,134
American Money Management Corp. CLO 21, Ltd. 144A FRB Ser. 17-21A, Class A, (ICE LIBOR USD 3 Month + 1.25%), 4.038%, 11/2/30 (Cayman Islands)	600,000	588,878
Apex Credit CLO, Ltd. 144A FRB Ser. 21-2A, Class A1R, (ICE LIBOR USD 3 Month + 1.15%), 3.933%, 10/25/32 (Cayman Islands)	400,000	390,440
Apidos CLO XXXV 144A FRB Ser. 21-35A, Class A, (ICE LIBOR USD 3 Month + 1.05%), 3.76%, 4/20/34 (Cayman Islands)	250,000	238,718
Ares XLI CLO, Ltd. 144A FRB Ser. 21-41A, Class AR2, (ICE LIBOR USD 3 Month + 1.07%), 3.582%, 4/15/34 (Cayman Islands)	750,000	713,192
Ballyrock CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (ICE LIBOR USD 3 Month + 1.15%), 3.86%, 10/20/34 (Cayman Islands)	500,000	477,226
Benefit Street Partners CLO V-B, Ltd. 144A FRB Ser. 18-5BA, Class A1A, (ICE LIBOR USD 3 Month + 1.09%), 3.80%, 4/20/31	570,500	556,661
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (ICE LIBOR USD 3 Month + 1.25%), 4.009%, 11/22/34 (Cayman Islands)	754,000	717,588

80 Dynamic Asset Allocation Balanced Fund

COLLATERALIZED LOAN OBLIGATIONS (1.6%)* cont.	Principal amount	Value
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1AR, (ICE LIBOR USD 3 Month + 1.05%), 3.833%, 4/24/29 (Cayman Islands)	$335,847	$330,088
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (ICE LIBOR USD 3 Month + 1.17%), 3.682%, 10/15/34 (Cayman Islands)	518,000	494,569
Carlyle C17 CLO, Ltd. 144A FRB Ser. C17A, Class A1AR, (ICE LIBOR USD 3 Month + 1.03%), 3.812%, 4/30/31	381,000	372,019
Carlyle Global Market Strategies CLO, Ltd. 144A FRB Ser. 18-1A, Class A1R2, (ICE LIBOR USD 3 Month + 0.97%), 3.71%, 4/17/31 (Cayman Islands)	1,096,666	1,067,501
Carlyle Global Market Strategies CLO, Ltd. 144A FRB Ser. 18-3RA, Class A1A, (ICE LIBOR USD 3 Month + 1.05%), 3.819%, 7/27/31 (Cayman Islands)	391,774	381,093
CarVal CLO II, Ltd. 144A FRB Ser. 21-1A, Class ANR, (ICE LIBOR USD 3 Month + 1.11%), 3.82%, 4/20/32 (Cayman Islands)	871,000	842,682
Cent CLO 21, Ltd. 144A FRB Ser. 21-21A, Class A1R3, (ICE LIBOR USD 3 Month + 0.97%), 3.739%, 7/27/30 (Cayman Islands)	1,150,000	1,123,720
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 21-29A, Class AR, (ICE LIBOR USD 3 Month + 1.17%), 3.88%, 10/20/34	978,000	936,306
Elevation CLO, Ltd. 144A FRB Ser. 17-2A, Class A1R, (CME TERM SOFR 3 Month + 1.49%), 3.819%, 10/15/29	664,499	656,851
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (ICE LIBOR USD 3 Month + 1.24%), 3.752%, 4/15/33 (Cayman Islands)	700,000	676,873
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class AR, (ICE LIBOR USD 3 Month + 1.15%), 3.86%, 10/20/34 (Cayman Islands)	430,000	411,609
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (ICE LIBOR USD 3 Month + 1.20%), 3.94%, 4/16/34 (Cayman Islands)	581,000	560,815
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (ICE LIBOR USD 3 Month + 1.23%), 3.742%, 10/15/31 (Cayman Islands)	498,107	486,020
Gulf Stream Meridian 4, Ltd. 144A FRB Ser. 21-4A, Class A1, (ICE LIBOR USD 3 Month + 1.20%), 3.712%, 7/15/34 (Cayman Islands)	350,000	335,434
HalseyPoint CLO I, Ltd. 144A FRB Ser. 19-1A, Class A1A1, (ICE LIBOR USD 3 Month + 1.35%), 4.06%, 1/20/33 (Cayman Islands)	1,025,000	993,798
ICG US CLO, Ltd. 144A FRB Ser. 18-1A, Class A2R, (ICE LIBOR USD 3 Month + 1.55%), 4.288%, 10/19/28 (Cayman Islands)	400,000	385,692
LCM XXI LP 144A FRB Ser. 21A, Class AR, (ICE LIBOR USD 3 Month + 0.88%), 3.59%, 4/20/28 (Cayman Islands)	365,497	361,983
Madison Park Funding XIV, Ltd. 144A FRB Ser. 18-14A, Class A2RR, (ICE LIBOR USD 3 Month + 1.40%), 4.159%, 10/22/30 (Cayman Islands)	500,000	478,992
Madison Park Funding XVIII, Ltd. 144A FRB Ser. 21-18A, Class ARR, (ICE LIBOR USD 3 Month + 0.94%), 3.672%, 10/21/30 (Cayman Islands)	500,000	489,123
Madison Park Funding XXX, Ltd. 144A FRB Ser. 18-30A, Class A, (ICE LIBOR USD 3 Month + 0.75%), 3.262%, 4/15/29	433,166	423,700
Magnetite CLO XXXIII, Ltd. 144A FRB Ser. 22-33A, Class A, (CME TERM SOFR 3 Month + 1.50%), 4.207%, 7/20/35 (Cayman Islands)	400,000	388,261
Marathon CLO XIII, Ltd. 144A FRB Ser. 21-1A, Class AANR, (ICE LIBOR USD 3 Month + 1.32%), 3.832%, 4/15/32 (Cayman Islands)	545,000	525,766
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.29%), 3.802%, 1/15/35 (Cayman Islands)	250,000	237,954
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (ICE LIBOR USD 3 Month + 1.35%), 1.482%, 4/15/31 (Cayman Islands)	307,000	296,368

Dynamic Asset Allocation Balanced Fund 81

COLLATERALIZED LOAN OBLIGATIONS (1.6%)* cont.	Principal amount	Value
Octagon Investment Partners 29, Ltd. 144A FRB Ser. 20-1A, Class AR, (ICE LIBOR USD 3 Month + 1.18%), 3.963%, 1/24/33 (Cayman Islands)	$677,000	$651,326
Octagon Investment Partners 48, Ltd. 144A FRB Ser. 21-3A, Class AR, (ICE LIBOR USD 3 Month + 1.15%), 3.86%, 10/20/34 (Cayman Islands)	250,000	238,556
Octagon Investment Partners 54, Ltd. 144A FRB Ser. 21-1A, Class A1, (ICE LIBOR USD 3 Month + 1.12%), 3.632%, 7/15/34 (Cayman Islands)	250,000	239,380
OZLM VII, Ltd. 144A FRB Ser. 18-7RA, Class A1R, (ICE LIBOR USD 3 Month + 1.01%), 3.75%, 7/17/29 (Cayman Islands)	460,169	450,559
OZLM XVIII, Ltd. 144A FRB Ser. 18-18A, Class A, (ICE LIBOR USD 3 Month + 1.02%), 3.532%, 4/15/31 (Cayman Islands)	369,000	355,005
Palmer Square CLO, Ltd. 144A FRB Ser. 21-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.15%), 4.055%, 11/14/34 (Cayman Islands)	400,000	383,294
Palmer Square CLO, Ltd. 144A FRB Ser. 21-2A, Class A, (ICE LIBOR USD 3 Month + 1.15%), 3.662%, 7/15/34 (Cayman Islands)	709,000	676,850
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 19-1A, Class A2A, (ICE LIBOR USD 3 Month + 2.00%), 4.905%, 5/15/32 (Cayman Islands)	1,178,000	1,105,494
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 21-1A, Class A1AR, (ICE LIBOR USD 3 Month + 1.00%), 3.71%, 10/20/31 (Cayman Islands)	500,000	483,206
Regatta XX Funding, Ltd. 144A FRB Ser. 21-2A, Class A, (ICE LIBOR USD 3 Month + 1.16%), 3.672%, 10/15/34 (Cayman Islands)	184,000	174,327
Regatta XXIII Funding, Ltd. 144A FRB Ser. 21-4A, Class A1, (ICE LIBOR USD 3 Month + 1.15%), 3.86%, 1/20/35 (Cayman Islands)	360,000	341,210
Rockford Tower CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (ICE LIBOR USD 3 Month + 1.17%), 3.88%, 7/20/34 (Cayman Islands)	971,000	928,614
RR, 14, Ltd. 144A FRB Ser. 21-14A, Class A1, (ICE LIBOR USD 3 Month + 1.12%), 3.632%, 4/15/36 (Cayman Islands)	582,000	556,404
Sound Point CLO XIV, Ltd. 144A FRB Ser. 21-3A, Class AR2, (ICE LIBOR USD 3 Month + 0.99%), 3.773%, 1/23/29 (Cayman Islands)	380,882	374,538
Sound Point CLO XVIII, Ltd. 144A FRB Ser. 18-4A, Class A1, (ICE LIBOR USD 3 Month + 1.12%), 3.83%, 1/21/31 (Cayman Islands)	750,000	722,890
Sound Point CLO XXIII, Ltd. 144A FRB Ser. 21-2A, Class AR, (ICE LIBOR USD 3 Month + 1.17%), 3.682%, 7/15/34 (Cayman Islands)	758,000	714,050
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (ICE LIBOR USD 3 Month + 1.17%), 3.88%, 7/20/34 (Cayman Islands)	1,008,000	951,773
Venture 33 CLO, Ltd. 144A FRB Ser. 21-33A, Class A1LR, (ICE LIBOR USD 3 Month + 1.06%), 3.572%, 7/15/31 (Cayman Islands)	539,000	519,864
Venture XXVI CLO, Ltd. 144A FRB Ser. 21-26A, Class BR, (ICE LIBOR USD 3 Month + 1.70%), 4.41%, 1/20/29 (Cayman Islands)	600,000	570,879
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (ICE LIBOR USD 3 Month + 1.49%), 4.002%, 7/15/32	900,000	868,744
Total collateralized loan obligations (cost $33,625,396)		$32,624,430

82 Dynamic Asset Allocation Balanced Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.8%)*	Principal amount	Value
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5.00%, 1/27/45 (Brazil)	$630,000	$457,208
Brazil (Federal Republic of) sr. unsec. unsub. notes 3.875%, 6/12/30 (Brazil)	656,000	542,404
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)	1,170,000	931,613
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)	517,000	437,154
Colombia (Republic of) sr. unsec. unsub. notes 4.50%, 3/15/29 (Colombia)	750,000	613,328
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’lvoire)	1,300,000	988,000
Cote d’lvoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Cote d’lvoire)	550,000	495,688
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)	238,000	179,095
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)	940,000	918,850
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%, 7/19/28 (Dominican Republic)	278,000	251,873
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	262,000	244,315
Dominican (Republic of) 144A sr. unsec. bonds 6.00%, 2/22/33 (Dominican Republic)	670,000	544,480
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)	2,270,000	2,129,104
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	990,000	946,692
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%, 7/21/45 (Kazakhstan)	400,000	369,016
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)	880,000	678,682
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.125%, 7/21/25 (Kazakhstan)	520,000	530,469
Panama (Republic of) sr. unsec. unsub. bonds 3.298%, 1/19/33 (Panama)	750,000	580,313
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	505,000	450,713
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)	245,000	230,300
Paraguay (Republic of) 144A sr. unsec. bonds 3.849%, 6/28/33 (Paraguay)	200,000	156,750
Romania (Government of) 144A unsec. notes 3.00%, 2/27/27 (Romania)	1,110,000	935,730
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	465,000	348,169
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	287,000	255,426
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	2,324,000	1,781,774
Uruguay (Oriental Republic of) sr. unsec. bonds 5.10%, 6/18/50 (Uruguay)	300,000	274,196
Total foreign government and agency bonds and notes (cost $19,009,489)		$16,271,342

Dynamic Asset Allocation Balanced Fund 83

COMMODITY LINKED NOTES (0.5%)*†††	Principal amount	Value
Goldman Sachs International 144A notes zero %, 3/31/23 (Indexed to the S&P GSCI Excess Return Index multiplied by 3)	$12,786,000	$10,124,181
Total commodity Linked Notes (cost $12,786,000)		$10,124,181

SENIOR LOANS (0.3%)*c	Principal amount	Value
Adient US, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 6.365%, 4/1/28	$172,813	$162,769
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 3.00%), 5.756%, 4/22/26	216,332	168,713
American Airlines, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 7.46%, 4/20/28	105,000	101,535
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 0.00%), 6.784%, 10/19/27	191,600	178,906
Ascend Learning, LLC bank term loan FRN (ICE LIBOR USD 1 Month + 5.75%), 8.865%, 11/18/29	160,000	138,501
Asurion, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.25%), 8.365%, 1/30/29	75,000	57,000
Asurion, LLC bank term loan FRN Ser. B9, (ICE LIBOR USD 1 Month + 3.25%), 6.365%, 7/31/27	118,621	99,819
Brand Industrial Services, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 6.952%, 6/21/24	462,216	401,148
BWAY Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 5.814%, 4/3/24	204,428	189,991
Clarios Global LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 6.365%, 4/30/26	169,042	159,533
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 6.306%, 8/21/26	260,000	231,481
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (ICE LIBOR USD 3 Month + 3.50%), 6.615%, 11/23/27	254,622	220,757
CQP Holdco LP bank term loan FRN (ICE LIBOR USD 3 Month + 3.75%), 7.424%, 5/27/28	281,438	271,117
DIRECTV Financing, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.00%), 8.115%, 7/22/27	218,400	202,922
Epicor Software Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 7.75%), 10.274%, 7/30/28	120,000	116,640
Global Medical Response, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 4.25%), 6.814%, 10/2/25	491,250	424,686
Greeneden US Holdings II, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 7.115%, 12/1/27	187,150	177,725
HUB International, Ltd. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 5.982%, 4/25/25	34,647	33,327
iHeartCommunications, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 6.365%, 5/1/26	151,572	142,005
IRB Holding Corp. bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 3.00%), 5.696%, 12/15/27	83,513	78,084
Klockner-Pentaplast of America, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 8.259%, 2/4/26	102,926	86,973
MajorDrive Holdings IV, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 7.125%, 6/1/28	281,153	258,661
One Call Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 5.50%), 7.752%, 4/22/27	132,305	96,583

84 Dynamic Asset Allocation Balanced Fund

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 4.25%), 7.365%, 12/17/28	$411,888	$350,446
PetSmart, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.87%, 1/29/28	189,521	178,940
Polaris Newco, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 7.674%, 6/3/28	182,677	168,165
Proofpoint, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 6.25%), 9.32%, 8/31/29	185,000	177,369
Robertshaw Holdings Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 8.00%), 11.125%, 2/28/26	125,000	75,000
Rocket Software, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 7.365%, 11/28/25	118,500	113,242
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 6.283%, 10/1/25	173,055	162,023
TK Elevator US Newco, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 6.871%, 7/31/27	118,804	113,657
UKG, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 5.25%), 7.535%, 5/3/27	150,000	141,000
United Airlines, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.533%, 4/21/28	221,625	211,129
Vertiv Group Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 2.75%), 5.303%, 3/2/27	395,588	375,666
Total senior loans (cost $6,645,663)		$6,065,513

ASSET-BACKED SECURITIES (0.2%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (ICE LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$724,223	$722,412
Mortgage Repurchase Agreement Financing Trust II 144A FRN Ser. 22-S1, Class A1, (US 30 Day Average SOFR + 2.00%), 2.889%, 3/30/25	700,000	700,000
MRA Issuance Trust 144A FRB Ser. 22-2, Class A3, (US SOFR Compounded Index + 1.25%), 3.54%, 1/17/23	783,000	783,000
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (ICE LIBOR USD 1 Month + 0.75%), 3.834%, 5/25/55	602,000	589,458
Station Place Securitization Trust 144A
FRB Ser. 22-3, Class A1, (CME Term SOFR 1 Month + 1.25%), 4.314%, 5/29/23	1,264,000	1,264,000
FRB Ser. 21-14, Class A1, (ICE LIBOR USD 1 Month + 0.70%), 3.784%, 12/8/22	377,000	377,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (ICE LIBOR USD 1 Month + 0.60%), 3.684%, 1/25/46	388,087	387,020
Total asset-backed securities (cost $4,835,160)		$4,822,890

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	1,047	$1,402,980
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	1,670	1,878,583
Total convertible preferred stocks (cost $2,758,320)		$3,281,563

Dynamic Asset Allocation Balanced Fund 85

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$125,000	$86,000
Nabors Industries, Inc. company guaranty cv. sr. unsec. notes 0.75%, 1/15/24	280,000	254,800
Transocean, Inc. company guaranty cv. sr. unsec. sub. notes 0.50%, 1/30/23	106,000	100,833
Total convertible bonds and notes (cost $454,534)		$441,633

SHORT-TERM INVESTMENTS (5.1%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 3.11% L	Shares	68,997,140	$68,997,140
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.94% P	Shares	2,758,000	2,758,000
U.S. Treasury Bills 2.701%, 11/1/22 # ∆ Φ §		$16,100,000	16,065,388
U.S. Treasury Bills 2.527%, 10/18/22 # ∆ Φ §		8,200,000	8,191,351
U.S. Treasury Bills 2.802%, 11/8/22 # Φ §		5,200,000	5,185,914
U.S. Treasury Bills 2.440%, 10/11/22 # ∆ Φ §		2,500,000	2,498,638
U.S. Treasury Bills 2.638%, 10/25/22 # ∆ Φ §		1,800,000	1,797,212
U.S. Treasury Bills 2.849%, 11/25/22 ∆ Φ §		1,500,000	1,493,787
Total short-term investments (cost $106,982,446)			$106,987,430

TOTAL INVESTMENTS
Total investments (cost $2,328,345,613)	$2,369,563,762

Key to holding’s currency abbreviations
EUR	Euro
USD/$	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
PO	Principal Only
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2021 through September 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

86 Dynamic Asset Allocation Balanced Fund

*	Percentages indicated are based on net assets of $2,083,215,782.
†	This security is non-income-producing.
†††	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $22,756,473 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,251,099 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $3,047,222 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $6,618,403 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

Dynamic Asset Allocation Balanced Fund 87

FORWARD CURRENCY CONTRACTS at 9/30/22 (aggregate face value $72,789,538)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	12/21/22	$2,736,861	$2,835,964	$99,103
	Canadian Dollar	Sell	10/19/22	173,012	184,834	11,822
	Euro	Sell	12/21/22	10,849,460	11,134,147	284,687
Citibank, N.A.
	Danish Krone	Sell	12/21/22	1,047,079	1,082,664	35,585
HSBC Bank USA, National Association
	British Pound	Sell	12/21/22	8,143,065	8,442,437	299,372
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/19/22	926,160	989,496	63,336
	Norwegian Krone	Sell	12/21/22	575,577	636,708	61,131
	Singapore Dollar	Buy	11/16/22	1,694,884	1,765,759	(70,875)
	South Korean Won	Sell	11/16/22	4,286,051	4,687,803	401,752
	Swedish Krona	Buy	12/21/22	2,895,457	3,061,849	(166,392)
Morgan Stanley & Co. International PLC
	Euro	Sell	12/21/22	86,870	87,521	651
NatWest Markets PLC
	Australian Dollar	Buy	10/19/22	5,178,034	5,497,199	(319,165)
	Euro	Sell	12/21/22	1,755,737	1,801,342	45,605
	Japanese Yen	Buy	11/16/22	627,354	697,434	(70,080)
	Swiss Franc	Buy	12/21/22	491,924	505,133	(13,209)
State Street Bank and Trust Co.
	Chinese Yuan (Offshore)	Sell	11/16/22	1,481,231	1,567,452	86,221
	Japanese Yen	Buy	11/16/22	5,895,467	6,552,713	(657,246)
	Swiss Franc	Buy	12/21/22	7,300,092	7,497,497	(197,405)
Toronto-Dominion Bank
	Euro	Buy	12/21/22	5,591,518	5,708,577	(117,059)
UBS AG
	Canadian Dollar	Sell	10/19/22	5,081,934	5,420,481	338,547
	Hong Kong Dollar	Buy	11/16/22	2,629,610	2,632,528	(2,918)
Unrealized appreciation						1,727,812
Unrealized (depreciation)						(1,614,349)
Total						$113,463
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/22
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Short)	285	$23,676,119	$23,663,550	Dec-22	$2,839,273
Russell 2000 Index E-Mini (Long)	72	5,992,978	6,011,280	Dec-22	(793,380)
S&P 500 Index E-Mini (Long)	24	4,302,744	4,321,800	Dec-22	4,006
S&P 500 Index E-Mini (Short)	1,499	268,742,219	269,932,425	Dec-22	36,265,151
S&P Mid Cap 400 Index E-Mini (Long)	3	661,059	662,460	Dec-22	136
U.S. Treasury Bond 30 yr (Long)	207	26,166,094	26,166,094	Dec-22	(2,237,013)

88 Dynamic Asset Allocation Balanced Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/22 cont.
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond Ultra 30 yr (Long)	325	$44,525,000	$44,525,000	Dec-22	$(4,505,200)
U.S. Treasury Note 2 yr (Long)	449	92,220,391	92,220,391	Dec-22	(1,379,517)
U.S. Treasury Note 5 yr (Long)	866	93,101,766	93,101,766	Dec-22	(2,958,800)
U.S. Treasury Note 10 yr (Long)	378	42,359,625	42,359,626	Dec-22	(1,897,366)
U.S. Treasury Note Ultra 10 yr (Short)	10	1,184,844	1,184,844	Dec-22	75,908
Unrealized appreciation					39,184,474
Unrealized (depreciation)					(13,771,276)
Total					$25,413,198

TBA SALE COMMITMENTS OUTSTANDING at 9/30/22 (proceeds receivable $87,561,992)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 3.50%, 10/1/52	$13,000,000	10/13/22	$11,689,841
Uniform Mortgage-Backed Securities, 3.00%, 10/1/52	25,000,000	10/13/22	21,734,375
Uniform Mortgage-Backed Securities, 2.50%, 10/1/52	33,000,000	10/13/22	27,691,640
Uniform Mortgage-Backed Securities, 2.00%, 10/1/52	28,000,000	10/13/22	22,656,376
Total			$83,772,232

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$189,392,000	$153,408 E	$(193,809)	12/21/24	4.20% — Annually	US SOFR — Annually	$(40,401)
67,251,000	54,473 E	74,509	12/21/24	US SOFR — Annually	4.20% — Annually	20,036
92,508,000	48,104 E	195,478	12/21/27	3.80% — Annually	US SOFR — Annually	243,583
12,344,000	148,992 E	(57,990)	12/21/32	3.40% — Annually	US SOFR — Annually	91,002
28,107,000	339,251 E	133,055	12/21/32	US SOFR — Annually	3.40% — Annually	(206,196)
2,761,000	26,174 E	22,812	12/21/52	3.00% — Annually	US SOFR — Annually	48,987
9,509,000	90,145 E	(79,346)	12/21/52	US SOFR — Annually	3.00% — Annually	(169,491)
8,735,000	58,350	(115)	9/29/32	3.6305% — Annually	US SOFR — Annually	(60,227)
11,882,250	36,360	(96)	9/29/27	US SOFR — Annually	3.884% — Annually	38,828
8,735,000	65,250	(115)	9/29/32	3.64% — Annually	US SOFR — Annually	(67,132)
11,882,250	43,133	(96)	9/29/27	US SOFR — Annually	3.8965% — Annually	45,609
526,000	1,131	(2)	9/29/24	4.321% — Annually	US SOFR — Annually	(1,259)
5,298,000	53,086	(70)	9/29/32	3.67061% — Annually	US SOFR — Annually	(54,236)

Dynamic Asset Allocation Balanced Fund 89

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$3,806,000	$22,227	$(31)	9/30/27	US SOFR — Annually	3.6865% — Annually	$(21,868)
3,806,000	22,570	(31)	9/30/27	US SOFR — Annually	3.6845% — Annually	(22,211)
7,253,000	11,387	(27)	9/30/24	4.1255% — Annually	US SOFR — Annually	11,129
5,338,000	30,106	(70)	9/30/32	3.4825% — Annually	US SOFR — Annually	29,961
877,000	859	(3)	10/3/24	US SOFR — Annually	4.16% — Annually	(863)
6,635,000	25,677	(88)	10/3/32	US SOFR — Annually	3.504% — Annually	(25,765)
4,365,000	28,373	(58)	10/4/32	US SOFR — Annually	3.4725% — Annually	(28,430)
4,034,000	1,678	(29)	10/4/27	3.826% — Annually	US SOFR — Annually	(1,711)
Total		$93,878	$(170,655)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/22
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$66,866,993	$60,763,733	$—	8/4/23	(Secured Overnight Financing Rate plus 0.40%) — Monthly	A basket (BCPUDEAL) of common stocks — Monthly*	$(6,152,802)
68,159,709	60,109,993	—	9/14/23	Secured Overnight Financing Rate plus 0.25% — Monthly	A basket (BCPUDEAS) of common stocks — Monthly*	8,113,342
Goldman Sachs International
84,397,040	83,907,635	—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	(335,544)
81,801,253	80,897,460	—	12/15/25	Secured Overnight Financing Rate minus 0.25% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	750,827

90 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/22 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$34,143	$33,180	$—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	Evraz PLC — Monthly	$(977)
Upfront premium received		—		Unrealized appreciation		8,864,169
Upfront premium (paid)		—		Unrealized (depreciation)		(6,489,323)
Total		$—		Total	$2,374,846
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (BCPUDEAL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
STORE Capital Corp.	Financials	29,474	$923,410	1.52%
O’Reilly Automotive, Inc.	Consumer cyclicals	1,201	844,974	1.39%
Unum Group	Financials	21,078	817,822	1.35%
Brown & Brown, Inc.	Financials	13,320	805,614	1.33%
Constellation Energy Corp.	Utilities and power	9,678	805,113	1.32%
Molina Healthcare, Inc.	Health care	2,434	802,989	1.32%
Manhattan Associates, Inc.	Technology	5,932	789,190	1.30%
Wintrust Financial Corp.	Financials	9,676	789,064	1.30%
Ulta Beauty, Inc.	Consumer staples	1,944	779,729	1.28%
ON Semiconductor Corp.	Technology	12,495	778,821	1.28%
Cadence Design Systems, Inc.	Technology	4,727	772,490	1.27%
Pure Storage, Inc. Class A	Technology	28,204	771,936	1.27%
East West Bancorp, Inc.	Financials	11,442	768,249	1.26%
Gartner, Inc.	Consumer cyclicals	2,762	764,088	1.26%
General Dynamics Corp.	Capital goods	3,586	760,846	1.25%
MGIC Investment Corp.	Financials	58,995	756,316	1.24%
Wix.com, Ltd.(IL) (Israel)	Technology	9,653	755,133	1.24%
Apartment Income REIT Corp.	Financials	18,921	730,743	1.20%
Targa Resources Corp.	Energy	12,105	730,388	1.20%
Toll Brothers, Inc.	Consumer cyclicals	17,284	725,926	1.19%
NRG Energy, Inc.	Utilities and power	18,947	725,115	1.19%
Procore Technologies, Inc.	Technology	14,630	723,892	1.19%
Hologic, Inc.	Health care	11,178	721,221	1.19%
Valero Energy Corp.	Energy	6,731	719,199	1.18%
Textron, Inc.	Capital goods	12,256	714,043	1.18%
Synopsys, Inc.	Technology	2,320	708,688	1.17%
Uber Technologies, Inc.	Consumer staples	26,691	707,317	1.16%
Boyd Gaming Corp.	Consumer cyclicals	14,843	707,267	1.16%
American International Group, Inc.	Financials	14,865	705,772	1.16%
Genuine Parts Co.	Consumer cyclicals	4,644	693,398	1.14%
Virtu Financial, Inc. Class A	Financials	33,384	693,383	1.14%

Dynamic Asset Allocation Balanced Fund 91

A BASKET (BCPUDEAL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Johnson Controls International PLC	Capital goods	14,083	$693,152	1.14%
Allison Transmission Holdings, Inc.	Capital goods	20,399	688,654	1.13%
Autonation, Inc.	Consumer cyclicals	6,745	687,150	1.13%
AbbVie, Inc.	Health care	5,102	684,760	1.13%
Wyndham Hotels & Resorts, Inc.	Consumer cyclicals	10,887	667,891	1.10%
Live Nation Entertainment, Inc.	Consumer cyclicals	8,770	666,853	1.10%
Bio-Rad Laboratories, Inc. Class A	Health care	1,567	653,823	1.08%
CF Industries Holdings, Inc.	Basic materials	6,704	645,280	1.06%
Booking Holdings, Inc.	Consumer cyclicals	388	638,255	1.05%
Palo Alto Networks, Inc.	Technology	3,861	632,408	1.04%
Expedia Group, Inc.	Consumer cyclicals	6,745	631,905	1.04%
ManpowerGroup, Inc.	Consumer staples	9,734	629,713	1.04%
Marathon Oil Corp.	Energy	27,755	626,700	1.03%
Apollo Global Management, Inc.	Financials	13,318	619,295	1.02%
Albertsons Cos., Inc. Class A	Consumer staples	24,784	616,142	1.01%
Monolithic Power Systems, Inc.	Technology	1,635	594,254	0.98%
Merck & Co., Inc.	Health care	6,824	587,687	0.97%
Travel + Leisure Co.	Consumer cyclicals	17,067	582,338	0.96%
Smartsheet, Inc. Class A	Technology	16,942	582,118	0.96%

A BASKET (BCPUDEAS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Five Below, Inc.	Consumer cyclicals	6,267	$862,750	1.44%
Erie Indemnity Co. Class A	Financials	3,843	854,409	1.42%
Wynn Resorts, Ltd.	Consumer cyclicals	13,157	829,297	1.38%
Shift4 Payments, Inc. Class A	Consumer cyclicals	18,181	811,033	1.35%
Commerce Bancshares, Inc./MO	Financials	12,136	802,907	1.34%
Ross Stores, Inc.	Consumer cyclicals	9,499	800,488	1.33%
Ceridian HCM Holding, Inc.	Technology	14,162	791,389	1.32%
Berkshire Hathaway, Inc. Class B	Financials	2,957	789,585	1.31%
Wolfspeed, Inc.	Technology	7,489	774,050	1.29%
RPM International, Inc.	Basic materials	9,188	765,424	1.27%
Air Products & Chemicals, Inc.	Basic materials	3,283	764,101	1.27%
NextEra Energy, Inc.	Utilities and power	9,605	753,156	1.25%
Aspen Technology, Inc.	Technology	3,158	752,353	1.25%
BWX Technologies, Inc.	Capital goods	14,914	751,232	1.25%
Tyler Technologties, Inc.	Technology	2,118	735,991	1.22%
Texas Instruments, Inc.	Technology	4,754	735,820	1.22%
Floor & Decor Holdings, Inc. Class A	Consumer cyclicals	10,423	732,321	1.22%
Broadridge Financial Solutions, Inc.	Financials	5,065	731,037	1.22%
T Rowe Price Group, Inc.	Financials	6,884	722,861	1.20%
New York Community Bancorp, Inc.	Financials	84,595	721,597	1.20%
Boston Beer Co., Inc. Class A	Consumer staples	2,207	714,139	1.19%
Becton Dickinson and Co.	Health care	3,201	713,180	1.19%

92 Dynamic Asset Allocation Balanced Fund

A BASKET (BCPUDEAS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Paramount Global Class B	Consumer cyclicals	37,007	$704,622	1.17%
Equifax, Inc.	Consumer cyclicals	4,094	701,874	1.17%
Royal Caribbean Cruises, Ltd.	Consumer cyclicals	18,380	696,593	1.16%
Take-Two Interactive Software, Inc.	Technology	6,358	693,056	1.15%
Pioneer Natural Resources Co.	Energy	3,191	690,939	1.15%
Kemper Corp.	Financials	16,726	690,114	1.15%
TD SYNNEX Corp.	Technology	8,482	688,667	1.15%
Viasat, Inc.	Communication services	22,725	686,974	1.14%
New Fortress Energy, Inc.	Energy	15,227	665,580	1.11%
Cooper Cos., Inc. (The)	Health care	2,512	662,926	1.10%
NortonLifeLock, Inc.	Technology	32,617	656,913	1.09%
Domino’s Pizza, Inc.	Consumer staples	2,052	636,389	1.06%
Polaris, Inc.	Consumer cyclicals	6,631	634,219	1.06%
Norwegian Cruise Line Holdings, Ltd.	Consumer cyclicals	55,401	629,358	1.05%
Universal Health Services, Inc. Class B	Health care	7,118	627,636	1.04%
Digital Realty Trust, Inc.	Financials	6,265	621,395	1.03%
Welltower, Inc.	Financials	9,591	616,867	1.03%
Thor Industries, Inc.	Consumer cyclicals	8,481	593,479	0.99%
TripAdvisor, Inc.	Consumer staples	26,107	576,442	0.96%
CH Robinson Worldwide, Inc.	Transportation	5,885	566,811	0.94%
Ball Corp.	Capital goods	11,678	564,260	0.94%
CarMax, Inc.	Consumer cyclicals	8,530	563,160	0.94%
Prudential Financial, Inc.	Financials	6,557	562,444	0.94%
Stanley Black & Decker, Inc.	Consumer cyclicals	7,473	562,017	0.93%
Catalent, Inc.	Health care	7,520	544,137	0.91%
Exact Sciences Corp.	Health care	16,667	541,509	0.90%
Organon & Co.	Health care	23,089	540,293	0.90%
VF Corp.	Consumer cyclicals	17,937	536,495	0.89%

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Shell PLC (London Exchange) (United Kingdom)	Energy	21,498	$539,121	0.64%
Exxon Mobil Corp.	Energy	6,026	526,132	0.63%
FactSet Research Systems, Inc.	Consumer cyclicals	1,313	525,232	0.63%
Weyerhaeuser Co.	Basic materials	18,240	520,922	0.62%
Vinci SA (France)	Capital goods	6,378	519,650	0.62%
GoDaddy, Inc. Class A	Technology	7,316	518,581	0.62%
Keysight Technologies, Inc.	Technology	3,293	518,140	0.62%
Chevron Corp.	Energy	3,584	514,967	0.61%
Merck & Co., Inc.	Health care	5,951	512,476	0.61%
Secom Co., Ltd. (Japan)	Consumer cyclicals	8,944	511,388	0.61%
Kirin Holdings Co., Ltd. (Japan)	Consumer staples	33,159	510,172	0.61%
Cummins, Inc.	Capital goods	2,505	509,882	0.61%
MSCI, Inc.	Technology	1,208	509,660	0.61%

Dynamic Asset Allocation Balanced Fund 93

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	23,895	$505,769	0.60%
ConocoPhillips	Energy	4,913	502,827	0.60%
Energias de Portugal (EDP) SA (Portugal)	Utilities and power	114,829	499,463	0.60%
PepsiCo, Inc.	Consumer staples	3,039	496,085	0.59%
Diageo PLC (United Kingdom)	Consumer staples	11,659	494,262	0.59%
SEI Investments Co.	Financials	10,067	493,767	0.59%
Hershey Co. (The)	Consumer staples	2,218	489,073	0.58%
Fortive Corp.	Capital goods	8,342	486,343	0.58%
Eiffage SA (France)	Basic materials	5,827	471,078	0.56%
Nitto Denko Corp. (Japan)	Basic materials	8,359	452,208	0.54%
Avery Dennison Corp.	Basic materials	2,746	446,831	0.53%
Moncler SpA (Italy)	Consumer cyclicals	10,571	438,992	0.52%
Hartford Financial Services Group, Inc. (The)	Financials	6,987	432,780	0.52%
Gilead Sciences, Inc.	Health care	6,990	431,229	0.51%
Lockheed Martin Corp.	Capital goods	1,098	423,980	0.51%
Leidos Holdings, Inc.	Technology	4,783	418,396	0.50%
AT&T, Inc.	Communication services	27,238	417,826	0.50%
Ferrari NV (Italy)	Consumer cyclicals	2,205	414,037	0.49%
Textron, Inc.	Capital goods	7,073	412,063	0.49%
Garmin, Ltd.	Technology	5,121	411,233	0.49%
Agilent Technologies, Inc.	Technology	3,350	407,153	0.49%
Dropbox, Inc. Class A	Technology	19,436	402,706	0.48%
EXOR N.V.	Financials	6,251	400,968	0.48%
Airbnb, Inc. Class A	Consumer staples	3,752	394,104	0.47%
Camden Property Trust	Financials	3,279	391,667	0.47%
W.R. Berkley Corp.	Financials	6,030	389,434	0.46%
Colgate-Palmolive Co.	Consumer staples	5,532	388,629	0.46%
Panasonic Corp. (Japan)	Consumer cyclicals	53,801	377,083	0.45%
Chubb, Ltd.	Financials	2,072	376,820	0.45%
NetApp, Inc.	Technology	6,043	373,787	0.45%
Trimble Inc.	Technology	6,858	372,158	0.44%
Philip Morris International, Inc.	Consumer staples	4,471	371,115	0.44%
Valeo (France)	Consumer cyclicals	23,964	366,934	0.44%
Power Assets Holdings, Ltd. (Hong Kong)	Utilities and power	72,450	363,639	0.43%
Anglo American PLC (London Exchange) (United Kingdom)	Basic materials	11,878	362,710	0.43%
Marubeni Corp. (Japan)	Conglomerates	40,746	356,947	0.43%
Sealed Air Corp.	Basic materials	7,972	354,837	0.42%

94 Dynamic Asset Allocation Balanced Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
LVMH Moet Hennessy Louis Vuitton SA (France)	Consumer cyclicals	852	$509,882	0.63%
Air Liquide SA (France)	Basic materials	4,425	509,797	0.63%
Rollins, Inc.	Consumer cyclicals	14,303	496,024	0.61%
CGI Group, Inc. Class A (Canada)	Technology	6,588	495,945	0.61%
International Paper Co.	Basic materials	15,602	494,594	0.61%
Allianz SE (Germany)	Financials	3,117	494,195	0.61%
STERIS PLC	Health care	2,961	492,327	0.61%
Ingersoll Rand, Inc.	Capital goods	11,325	489,924	0.61%
Equifax, Inc.	Consumer cyclicals	2,848	488,199	0.60%
Reed Elsevier (United Kingdom)	Consumer cyclicals	19,833	487,633	0.60%
Visa, Inc. Class A	Financials	2,730	484,919	0.60%
AXA SA (France)	Financials	21,993	484,439	0.60%
SoftBank Corp. (Japan)	Communication services	48,309	482,826	0.60%
Waste Connections, Inc.	Capital goods	3,550	479,675	0.59%
Toyota Motor Corp. (Japan)	Consumer cyclicals	36,595	474,348	0.59%
Enel SpA (Italy)	Utilities and power	113,727	470,800	0.58%
Alexandria Real Estate Equities, Inc.	Financials	3,340	468,258	0.58%
Broadridge Financial Solutions, Inc.	Financials	3,237	467,138	0.58%
Moody’s Corp.	Consumer cyclicals	1,920	466,691	0.58%
Masco Corp.	Consumer cyclicals	9,947	464,445	0.57%
Orange SA (France)	Communication services	50,526	457,946	0.57%
Sumitomo Mitsui Financial Group, Inc. (Japan)	Financials	16,305	453,332	0.56%
Imperial Brands PLC (United Kingdom)	Consumer staples	21,845	452,452	0.56%
NICE, Ltd. (Israel)	Communication services	2,368	451,257	0.56%
Monster Beverage Corp.	Consumer staples	5,130	446,067	0.55%
BlackRock, Inc.	Financials	803	441,626	0.55%
Realty Income Corp.	Financials	7,578	441,061	0.55%
Cooper Cos., Inc. (The)	Health care	1,653	436,283	0.54%
Enbridge, Inc. (Canada)	Utilities and power	11,658	432,280	0.53%
BNP Paribas SA (France)	Financials	10,073	430,458	0.53%
Prudential Financial, Inc.	Financials	4,838	415,015	0.51%
Aeon Co., Ltd. (Japan)	Consumer cyclicals	21,957	410,155	0.51%
Solvay SA (France)	Basic materials	5,235	408,623	0.51%
Heineken NV (Netherlands)	Consumer staples	4,631	407,839	0.50%
Mizuho Financial Group, Inc. (Japan)	Financials	36,834	397,662	0.49%
Bridgestone Corp. (Japan)	Consumer cyclicals	11,713	377,869	0.47%
S&P Global, Inc.	Consumer cyclicals	1,236	377,474	0.47%
Kubota Corp. (Japan)	Capital goods	27,256	377,398	0.47%
Swisscom AG (Switzerland)	Communication services	803	377,279	0.47%
Catalent, Inc.	Health care	5,194	375,872	0.46%
D.R. Horton, Inc.	Consumer cyclicals	5,529	372,400	0.46%
Hess Corp.	Energy	3,389	369,421	0.46%
Berkshire Hathaway, Inc. Class B	Financials	1,382	368,918	0.46%
Welltower, Inc.	Financials	5,547	356,765	0.44%

Dynamic Asset Allocation Balanced Fund 95

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
TransUnion	Consumer cyclicals	5,958	$354,467	0.44%
Texas Pacific Land Corp.	Energy	199	353,889	0.44%
ORIX Corp. (Japan)	Financials	24,947	349,656	0.43%
Walt Disney Co. (The)	Consumer cyclicals	3,688	347,849	0.43%
Pioneer Natural Resources Co.	Energy	1,606	347,748	0.43%
Fastenal Co.	Consumer staples	7,548	347,521	0.43%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$1,504	$15,797	$3,550	5/11/63	300 bp — Monthly	$(2,038)
CMBX NA BBB−.6 Index	B+/P	2,953	35,184	7,906	5/11/63	300 bp — Monthly	(4,935)
CMBX NA BBB−.6 Index	B+/P	6,050	70,368	15,812	5/11/63	300 bp — Monthly	(9,726)
Barclays Bank PLC
CMBX NA BBB−.6 Index	B+/P	8,647	56,007	12,585	5/11/63	300 bp — Monthly	(3,909)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	BB−/P	46,895	83,000	18,459	11/18/54	500 bp — Monthly	28,505
CMBX NA BB.6 Index	CCC+/P	48,200	255,285	102,420	5/11/63	500 bp — Monthly	(54,005)
CMBX NA BB.7 Index	B-/P	31,284	613,000	204,374	1/17/47	500 bp — Monthly	(172,580)
CMBX NA BB.9 Index	B/P	1,629	8,000	2,610	9/17/58	500 bp — Monthly	(975)
CMBX NA BB.9 Index	B/P	13,274	65,000	21,210	9/17/58	500 bp — Monthly	(7,881)
CMBX NA BBB−.10 Index	BB+/P	4,963	40,000	7,440	11/17/59	300 bp — Monthly	(2,457)
CMBX NA BBB−.10 Index	BB+/P	5,782	53,000	9,858	11/17/59	300 bp — Monthly	(4,050)
CMBX NA BBB−.12 Index	BBB−/P	1,126	27,000	4,941	8/17/61	300 bp — Monthly	(3,801)
CMBX NA BBB−.12 Index	BBB−/P	7,190	122,000	22,326	8/17/61	300 bp — Monthly	(15,075)
Credit Suisse International
CMBX NA BB.7 Index	B-/P	15,516	116,000	38,674	1/17/47	500 bp — Monthly	(23,061)
CMBX NA BBB−.7 Index	BB−/P	51,063	646,000	130,944	1/17/47	300 bp — Monthly	(79,559)

96 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
CMBX NA A.14 Index	A-/P	$(141)	$8,000	$731	12/16/72	200 bp — Monthly	$(869)
CMBX NA A.14 Index	A-/P	(492)	29,000	2,651	12/16/72	200 bp — Monthly	(3,133)
CMBX NA A.14 Index	A-/P	(696)	41,000	3,747	12/16/72	200 bp — Monthly	(4,430)
CMBX NA A.6 Index	A-/P	(31)	32,061	3,270	5/11/63	200 bp — Monthly	(3,290)
CMBX NA BBB−.14 Index	BBB−/P	225	5,000	1,021	12/16/72	300 bp — Monthly	(794)
CMBX NA BBB−.15 Index	BBB−/P	92	1,000	211	11/18/64	300 bp — Monthly	(118)
CMBX NA BBB−.15 Index	BBB−/P	89	1,000	211	11/18/64	300 bp — Monthly	(122)
CMBX NA BBB−.6 Index	B+/P	34,128	325,989	73,250	5/11/63	300 bp — Monthly	(38,955)
CMBX NA BBB−.7 Index	BB−/P	418	6,000	1,216	1/17/47	300 bp — Monthly	(795)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	(646)	123,000	10,689	12/16/72	200 bp — Monthly	(11,294)
CMBX NA A.14 Index	A-/P	(682)	103,000	9,414	12/16/72	200 bp — Monthly	(10,062)
CMBX NA A.7 Index	BBB+/P	9,165	209,000	11,579	1/17/47	200 bp — Monthly	(2,344)
CMBX NA BB.10 Index	B+/P	4,975	62,000	20,634	5/11/63	500 bp — Monthly	(15,607)
CMBX NA BBB−.8 Index	BB/P	5,302	34,000	5,882	10/17/57	300 bp — Monthly	(563)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(567)	38,000	3,302	12/16/72	200 bp — Monthly	(3,856)
CMBX NA A.13 Index	A-/P	(384)	46,000	3,997	12/16/72	200 bp — Monthly	(4,366)
CMBX NA A.13 Index	A-/P	(912)	152,000	13,209	12/16/72	200 bp — Monthly	(14,070)
CMBX NA A.14 Index	A-/P	(436)	28,000	2,559	12/16/72	200 bp — Monthly	(2,986)
CMBX NA A.14 Index	A-/P	(483)	31,000	2,833	12/16/72	200 bp — Monthly	(3,306)
CMBX NA A.6 Index	A-/P	5,769	40,862	4,168	5/11/63	200 bp — Monthly	1,614

Dynamic Asset Allocation Balanced Fund 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.6 Index	CCC+/P	$24,066	$74,458	$29,873	5/11/63	500 bp — Monthly	$(5,744)
CMBX NA BB.6 Index	CCC+/P	48,543	149,676	60,050	5/11/63	500 bp — Monthly	(11,380)
Upfront premium received		378,848		Unrealized appreciation		30,119
Upfront premium (paid)		(5,470)		Unrealized (depreciation)		(522,136)
Total		$373,378		Total		$(492,017)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(6,063)	$45,891	$4,681	5/11/63	(200 bp) — Monthly	$(1,397)
CMBX NA A.6 Index	(1,263)	8,172	834	5/11/63	(200 bp) — Monthly	(433)
CMBX NA A.6 Index	(575)	4,401	449	5/11/63	(200 bp) — Monthly	(127)
CMBX NA A.6 Index	(324)	2,515	256	5/11/63	(200 bp) — Monthly	(69)
CMBX NA A.6 Index	(164)	1,257	128	5/11/63	(200 bp) — Monthly	(36)
CMBX NA A.6 Index	(164)	1,257	128	5/11/63	(200 bp) — Monthly	(36)
CMBX NA A.6 Index	(81)	629	64	5/11/63	(200 bp) — Monthly	(17)
CMBX NA A.7 Index	(1,550)	209,000	11,579	1/17/47	(200 bp) — Monthly	9,959
CMBX NA BB.10 Index	(47,738)	198,000	65,894	11/17/59	(500 bp) — Monthly	17,991
CMBX NA BB.10 Index	(18,615)	73,000	24,294	11/17/59	(500 bp) — Monthly	5,619
CMBX NA BB.10 Index	(7,410)	71,000	23,629	11/17/59	(500 bp) — Monthly	16,160
CMBX NA BB.10 Index	(6,360)	58,000	19,302	11/17/59	(500 bp) — Monthly	12,894
CMBX NA BB.11 Index	(2,131)	31,000	6,894	11/18/54	(500 bp) — Monthly	4,737

98 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.11 Index	$(4,016)	$31,000	$6,894	11/18/54	(500 bp) — Monthly	$2,852
CMBX NA BB.11 Index	(1,089)	21,000	4,670	11/18/54	(500 bp) — Monthly	3,564
CMBX NA BB.8 Index	(8,940)	69,575	26,104	10/17/57	(500 bp) — Monthly	17,107
CMBX NA BB.8 Index	(21,707)	60,878	22,841	10/17/57	(500 bp) — Monthly	1,084
CMBX NA BB.9 Index	(1,290)	32,000	10,442	9/17/58	(500 bp) — Monthly	9,125
CMBX NA BB.9 Index	(387)	6,000	1,958	9/17/58	(500 bp) — Monthly	1,566
CMBX NA BBB−.10 Index	(39,326)	132,000	24,552	11/17/59	(300 bp) — Monthly	(14,840)
CMBX NA BBB−.10 Index	(8,120)	33,000	6,138	11/17/59	(300 bp) — Monthly	(1,999)
CMBX NA BBB−.10 Index	(5,010)	21,000	3,906	11/17/59	(300 bp) — Monthly	(1,115)
CMBX NA BBB−.12 Index	(109,446)	347,000	63,501	8/17/61	(300 bp) — Monthly	(46,119)
CMBX NA BBB−.12 Index	(28,391)	85,000	15,555	8/17/61	(300 bp) — Monthly	(12,879)
CMBX NA BBB−.12 Index	(10,605)	47,000	8,601	8/17/61	(300 bp) — Monthly	(2,028)
CMBX NA BBB−.12 Index	(11,630)	33,000	6,039	8/17/61	(300 bp) — Monthly	(5,607)
CMBX NA BBB−.12 Index	(10,897)	31,000	5,673	8/17/61	(300 bp) — Monthly	(5,239)
CMBX NA BBB−.12 Index	(3,615)	19,000	3,477	8/17/61	(300 bp) — Monthly	(147)
CMBX NA BBB−.12 Index	(1,694)	10,000	1,830	8/17/61	(300 bp) — Monthly	131
CMBX NA BBB−.14 Index	(112)	1,000	204	12/16/72	(300 bp) — Monthly	92
CMBX NA BBB−.14 Index	(199)	1,000	204	12/16/72	(300 bp) — Monthly	5
CMBX NA BBB−.14 Index	(112)	1,000	204	12/16/72	(300 bp) — Monthly	92
CMBX NA BBB−.6 Index	(5,463)	15,797	3,550	5/11/63	(300 bp) — Monthly	(1,921)
CMBX NA BBB−.6 Index	(4,189)	12,207	2,743	5/11/63	(300 bp) — Monthly	(1,453)
CMBX NA BBB−.8 Index	(28,438)	182,000	31,486	10/17/57	(300 bp) — Monthly	2,958
CMBX NA BBB−.8 Index	(24,000)	160,000	27,680	10/17/57	(300 bp) — Monthly	3,600

Dynamic Asset Allocation Balanced Fund 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.8 Index	$(15,648)	$99,000	$17,127	10/17/57	(300 bp) — Monthly	$1,429
CMBX NA BBB−.8 Index	(15,710)	99,000	17,127	10/17/57	(300 bp) — Monthly	1,367
CMBX NA BBB−.8 Index	(11,100)	80,000	13,840	10/17/57	(300 bp) — Monthly	2,700
CMBX NA BBB−.8 Index	(6,011)	42,000	7,266	10/17/57	(300 bp) — Monthly	1,234
CMBX NA BBB−.8 Index	(5,550)	40,000	6,920	10/17/57	(300 bp) — Monthly	1,350
CMBX NA BBB−.8 Index	(3,861)	29,000	5,017	10/17/57	(300 bp) — Monthly	1,142
CMBX NA BBB−.9 Index	(9,700)	41,000	7,999	9/17/58	(300 bp) — Monthly	(1,722)
Credit Suisse International
CMBX NA BB.10 Index	(19,613)	147,000	48,922	11/17/59	(500 bp) — Monthly	29,186
CMBX NA BB.10 Index	(17,362)	146,000	48,589	11/17/59	(500 bp) — Monthly	31,105
CMBX NA BB.10 Index	(9,571)	77,000	25,626	11/17/59	(500 bp) — Monthly	15,990
CMBX NA BB.7 Index	(9,143)	393,564	157,898	5/11/63	(500 bp) — Monthly	148,422
CMBX NA BB.7 Index	(28,039)	152,000	50,677	1/17/47	(500 bp) — Monthly	22,511
CMBX NA BB.8 Index	(9,988)	55,080	20,666	10/17/57	(500 bp) — Monthly	10,632
Goldman Sachs International
CMBX NA A.6 Index	(96)	629	64	5/11/63	(200 bp) — Monthly	(32)
CMBX NA BB.10 Index	(4,525)	20,000	6,656	11/17/59	(500 bp) — Monthly	2,114
CMBX NA BB.6 Index	(9,821)	72,938	29,263	5/11/63	(500 bp) — Monthly	19,380
CMBX NA BB.6 Index	(146)	760	305	5/11/63	(500 bp) — Monthly	158
CMBX NA BB.7 Index	(74,519)	367,000	122,358	1/17/47	(500 bp) — Monthly	47,533
CMBX NA BB.7 Index	(12,780)	78,000	26,005	1/17/47	(500 bp) — Monthly	13,160
CMBX NA BB.8 Index	(28,436)	76,339	28,642	10/17/57	(500 bp) — Monthly	143
CMBX NA BB.8 Index	(20,756)	58,945	22,116	10/17/57	(500 bp) — Monthly	1,311
CMBX NA BB.8 Index	(18,578)	51,215	19,216	10/17/57	(500 bp) — Monthly	595

100 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.8 Index	$(18,610)	$51,215	$19,216	10/17/57	(500 bp) — Monthly	$563
CMBX NA BB.8 Index	(16,578)	43,484	16,315	10/17/57	(500 bp) — Monthly	(299)
CMBX NA BB.8 Index	(4,758)	40,585	15,228	10/17/57	(500 bp) — Monthly	10,435
JPMorgan Securities LLC
CMBX NA BB.11 Index	(8,237)	12,156	4,877	5/11/63	(500 bp) — Monthly	(3,370)
CMBX NA BB.17 Index	(93,524)	191,000	63,679	1/17/47	(500 bp) — Monthly	(30,004)
CMBX NA BB.8 Index	(3,965)	7,731	2,900	10/17/57	(500 bp) — Monthly	(1,071)
CMBX NA BBB−.10 Index	(69,478)	551,000	102,486	11/17/59	(300 bp) — Monthly	32,733
CMBX NA BBB−.14 Index	(61)	1,000	204	12/16/72	(300 bp) — Monthly	143
CMBX NA BBB−.6 Index	(40,141)	129,247	29,042	5/11/63	(300 bp) — Monthly	(11,166)
CMBX NA BBB−.7 Index	(116,208)	495,000	100,337	1/17/47	(300 bp) — Monthly	(16,119)
Merrill Lynch International
CMBX NA BB.10 Index	(8,080)	142,000	47,258	11/17/59	(500 bp) — Monthly	39,060
CMBX NA BBB−.10 Index	(18,634)	86,000	15,996	11/17/59	(300 bp) — Monthly	(2,681)
CMBX NA BBB−.7 Index	(5,409)	66,000	13,378	1/17/47	(300 bp) — Monthly	7,937
CMBX NA BBB−.9 Index	(5,557)	30,000	5,853	9/17/58	(300 bp) — Monthly	281
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(1,062)	6,915	705	5/11/63	(200 bp) — Monthly	(359)
CMBX NA A.6 Index	(168)	1,257	128	5/11/63	(200 bp) — Monthly	(40)
CMBX NA BB.10 Index	(23,389)	77,000	25,626	11/17/59	(500 bp) — Monthly	2,173
CMBX NA BB.10 Index	(7,446)	71,000	23,629	11/17/59	(500 bp) — Monthly	16,123
CMBX NA BB.10 Index	(13,856)	59,000	19,635	11/17/59	(500 bp) — Monthly	5,730
CMBX NA BB.7 Index	(6,171)	32,000	10,669	1/17/47	(500 bp) — Monthly	4,472
CMBX NA BB.7 Index	(402)	2,000	667	1/17/47	(500 bp) — Monthly	263
CMBX NA BB.8 Index	(7,407)	20,293	7,614	10/17/57	(500 bp) — Monthly	190

Dynamic Asset Allocation Balanced Fund 101

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.8 Index	$(3,986)	$10,629	$3,988	10/17/57	(500 bp) — Monthly	$(7)
CMBX NA BB.9 Index	(1,353)	22,000	7,179	9/17/58	(500 bp) — Monthly	5,807
CMBX NA BB.9 Index	(851)	14,000	4,568	9/17/58	(500 bp) — Monthly	3,705
CMBX NA BB.9 Index	(428)	5,000	1,632	9/17/58	(500 bp) — Monthly	1,200
CMBX NA BB.9 Index	(453)	3,000	979	9/17/58	(500 bp) — Monthly	524
CMBX NA BBB−.10 Index	(12,175)	96,000	17,856	11/17/59	(300 bp) — Monthly	5,633
CMBX NA BBB−.10 Index	(8,392)	80,000	14,880	11/17/59	(300 bp) — Monthly	6,448
CMBX NA BBB−.10 Index	(6,408)	74,000	13,764	11/17/59	(300 bp) — Monthly	7,319
CMBX NA BBB−.10 Index	(12,677)	52,000	9,672	11/17/59	(300 bp) — Monthly	(3,031)
CMBX NA BBB−.10 Index	(7,589)	35,000	6,510	11/17/59	(300 bp) — Monthly	(1,096)
CMBX NA BBB−.10 Index	(6,704)	31,000	5,766	11/17/59	(300 bp) — Monthly	(953)
CMBX NA BBB−.10 Index	(6,386)	27,000	5,022	11/17/59	(300 bp) — Monthly	(1,377)
CMBX NA BBB−.10 Index	(2,755)	12,000	2,232	11/17/59	(300 bp) — Monthly	(529)
CMBX NA BBB−.12 Index	(36,201)	278,000	50,874	8/17/61	(300 bp) — Monthly	14,534
CMBX NA BBB−.12 Index	(6,260)	30,000	5,490	8/17/61	(300 bp) — Monthly	(785)
CMBX NA BBB−.12 Index	(4,985)	15,000	2,745	8/17/61	(300 bp) — Monthly	(2,248)
CMBX NA BBB−.14 Index	(62)	1,000	204	12/16/72	(300 bp) — Monthly	141
CMBX NA BBB−.6 Index	(116,885)	346,094	77,767	5/11/63	(300 bp) — Monthly	(35,807)
CMBX NA BBB−.7 Index	(6,827)	67,000	13,581	1/17/47	(300 bp) — Monthly	6,721
CMBX NA BBB−.8 Index	(14,372)	105,000	18,165	10/17/57	(300 bp) — Monthly	3,741
CMBX NA BBB−.8 Index	(11,200)	80,000	13,840	10/17/57	(300 bp) — Monthly	2,600
CMBX NA BBB−.8 Index	(9,674)	71,000	12,283	10/17/57	(300 bp) — Monthly	2,574
CMBX NA BBB−.8 Index	(8,013)	63,000	10,899	10/17/57	(300 bp) — Monthly	2,855

102 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.8 Index	$(7,063)	$50,000	$8,650	10/17/57	(300 bp) — Monthly	$1,563
CMBX NA BBB−.8 Index	(5,289)	39,000	6,747	10/17/57	(300 bp) — Monthly	1,438
CMBX NA BBB−.8 Index	(4,314)	34,000	5,882	10/17/57	(300 bp) — Monthly	1,551
CMBX NA BBB−.8 Index	(1,703)	11,000	1,903	10/17/57	(300 bp) — Monthly	193
Upfront premium received	—		Unrealized appreciation		649,648
Upfront premium (paid)	(1,524,213)		Unrealized (depreciation)		(208,158)
Total	$(1,524,213)		Total		$441,490
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 38 Index	B+/P	$(400,642)	$7,410,150	$172,731	6/20/27	500 bp — Quarterly	$(562,052)
CDX NA IG Series 39 Index	BBB+/P	(108,493)	70,300,000	259,407	12/20/27	100 bp — Quarterly	(348,372)
Total	$(509,135)		$(910,424)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Balanced Fund 103

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$38,320,336	$17,933,983	$—
Capital goods	67,862,930	5,691,893	—
Communication services	25,271,815	7,472,969	—
Conglomerates	5,801,431	4,129,274	—
Consumer cyclicals	161,155,998	36,389,250	—
Consumer staples	92,010,538	25,166,404	—
Energy	54,472,455	12,948,490	—
Financials	149,716,403	44,135,909	—
Health care	179,316,703	30,970,749	—
Technology	330,792,065	20,286,187	—
Transportation	18,307,065	2,348,770	—
Utilities and power	31,006,728	4,295,664	—
Total common stocks	1,154,034,467	211,769,542	—
Asset-backed securities	—	4,822,890	—
Collateralized loan obligations	—	32,624,430	—
Commodity linked notes	—	10,124,181	—
Convertible bonds and notes	—	441,633	—
Convertible preferred stocks	—	3,281,563	—
Corporate bonds and notes	—	302,758,523	—
Foreign government and agency bonds and notes	—	16,271,342	—
Mortgage-backed securities	—	106,717,087	—
Senior loans	—	6,065,513	—
U.S. government and agency mortgage obligations	—	411,667,150	—
U.S. treasury obligations	—	1,998,011	—
Short-term investments	2,758,000	104,229,430	—
Totals by level	$1,156,792,467	$1,212,771,295	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$113,463	$—
Futures contracts	25,413,198	—	—
TBA sale commitments	—	(83,772,232)	—
Interest rate swap contracts	—	(264,533)	—
Total return swap contracts	—	2,374,846	—
Credit default contracts	—	699,019	—
Totals by level	$25,413,198	$(80,849,437)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities 9/30/22

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,259,348,473)	$2,300,566,622
Affiliated issuers (identified cost $68,997,140) (Note 5)	68,997,140
Cash	165,920
Foreign currency (cost $40,679) (Note 1)	38,176
Dividends, interest and other receivables	7,683,872
Foreign tax reclaim	725,936
Receivable for shares of the fund sold	8,253,622
Receivable for investments sold	29,694,118
Receivable for sales of TBA securities (Note 1)	58,612,435
Receivable for variation margin on futures contracts (Note 1)	4,715,343
Receivable for variation margin on centrally cleared swap contracts (Note 1)	6,857,609
Unrealized appreciation on forward currency contracts (Note 1)	1,727,812
Unrealized appreciation on OTC swap contracts (Note 1)	9,543,936
Premium paid on OTC swap contracts (Note 1)	1,529,683
Prepaid assets	42,010
Total assets	2,499,154,234

LIABILITIES
Payable for investments purchased	8,520,613
Payable for purchases of TBA securities (Note 1)	292,281,597
Payable for shares of the fund repurchased	6,093,438
Payable for compensation of Manager (Note 2)	937,433
Payable for custodian fees (Note 2)	109,583
Payable for investor servicing fees (Note 2)	412,353
Payable for Trustee compensation and expenses (Note 2)	369,554
Payable for administrative services (Note 2)	8,741
Payable for distribution fees (Note 2)	928,352
Payable for variation margin on futures contracts (Note 1)	1,477,770
Payable for variation margin on centrally cleared swap contracts (Note 1)	6,791,341
Unrealized depreciation on OTC swap contracts (Note 1)	7,219,617
Premium received on OTC swap contracts (Note 1)	378,848
Unrealized depreciation on forward currency contracts (Note 1)	1,614,349
TBA sale commitments, at value (proceeds receivable $87,561,992) (Note 1)	83,772,232
Collateral on certain derivative contracts, at value (Notes 1 and 9)	4,756,011
Other accrued expenses	266,620
Total liabilities	415,938,452

Net assets	$2,083,215,782

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,006,540,383
Total distributable earnings (Note 1)	76,675,399
Total — Representing net assets applicable to capital shares outstanding	$2,083,215,782

(Continued on next page)

Dynamic Asset Allocation Balanced Fund 105

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,120,970,132 divided by 84,225,736 shares)	$13.31
Offering price per class A share (100/94.25 of $13.31)*	$14.12
Net asset value and offering price per class B share ($15,149,888 divided by 1,140,824 shares)**	$13.28
Net asset value and offering price per class C share ($151,984,886 divided by 11,822,743 shares)**	$12.86
Net asset value, offering price and redemption price per class P share
($265,859,717 divided by 19,931,286 shares)	$13.34
Net asset value, offering price and redemption price per class R share
($15,387,988 divided by 1,167,655 shares)	$13.18
Net asset value, offering price and redemption price per class R5 share
($7,691,438 divided by 576,372 shares)	$13.34
Net asset value, offering price and redemption price per class R6 share
($230,311,185 divided by 17,261,434 shares)	$13.34
Net asset value, offering price and redemption price per class Y share
($275,860,548 divided by 20,671,819 shares)	$13.34

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

106 Dynamic Asset Allocation Balanced Fund

Statement of operations Year ended 9/30/22

INVESTMENT INCOME
Dividends (net of foreign tax of $748,803)	$30,198,376
Interest (net of foreign tax of $2,038) (including interest income of $504,216 from investments
in affiliated issuers) (Note 5)	26,308,813
Securities lending (net of expenses) (Notes 1 and 5)	10,570
Total investment income	56,517,759

EXPENSES
Compensation of Manager (Note 2)	12,869,313
Investor servicing fees (Note 2)	2,674,060
Custodian fees (Note 2)	221,604
Trustee compensation and expenses (Note 2)	99,696
Distribution fees (Note 2)	5,615,524
Administrative services (Note 2)	71,492
Other	843,410
Total expenses	22,395,099
Expense reduction (Note 2)	(3,657)
Net expenses	22,391,442

Net investment income	34,126,317

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $17,963) (Notes 1 and 3)	93,758,494
Net increase from payments by affiliates (Note 2)	2,776
Foreign currency transactions (Note 1)	(144,952)
Forward currency contracts (Note 1)	(1,376,533)
Futures contracts (Note 1)	(12,998,966)
Swap contracts (Note 1)	(13,819,844)
Written options (Note 1)	4,838,604
Total net realized gain	70,259,579
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(551,272,931)
Assets and liabilities in foreign currencies	(112,886)
Forward currency contracts	2,349,406
Futures contracts	10,004,008
Swap contracts	5,260,024
Written options	39,280
Total change in net unrealized depreciation	(533,733,099)

Net loss on investments	(463,473,520)

Net decrease in net assets resulting from operations	$(429,347,203)

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 107

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/22	Year ended 9/30/21
Operations
Net investment income	$34,126,317	$30,489,964
Net realized gain on investments
and foreign currency transactions	70,259,579	203,756,328
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(533,733,099)	230,884,840
Net increase (decrease) in net assets resulting
from operations	(429,347,203)	465,131,132
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(14,924,575)	(13,986,377)
Class B	(63,452)	(71,102)
Class C	(750,314)	(651,557)
Class P	(4,306,225)	(3,871,278)
Class R	(164,450)	(161,963)
Class R5	(125,023)	(138,230)
Class R6	(4,123,203)	(4,484,278)
Class Y	(4,617,383)	(4,866,108)
Net realized short-term gain on investments
Class A	(65,673,917)	—
Class B	(1,243,889)	—
Class C	(10,407,273)	—
Class P	(13,489,800)	—
Class R	(924,197)	—
Class R5	(503,502)	—
Class R6	(14,650,438)	—
Class Y	(17,102,608)	—
From net realized long-term gain on investments
Class A	(74,409,262)	(7,817,273)
Class B	(1,409,339)	(209,006)
Class C	(11,791,553)	(1,416,286)
Class P	(15,284,090)	(1,575,238)
Class R	(1,047,125)	(130,651)
Class R5	(570,473)	(63,349)
Class R6	(16,599,106)	(1,908,920)
Class Y	(19,377,440)	(2,242,756)
Increase (decrease) from capital share transactions (Note 4)	75,542,499	(310,876,691)
Total increase (decrease) in net assets	(647,363,341)	110,660,069

NET ASSETS
Beginning of year	2,730,579,123	2,619,919,054
End of year	$2,083,215,782	$2,730,579,123

The accompanying notes are an integral part of these financial statements.

108 Dynamic Asset Allocation Balanced Fund

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Dynamic Asset Allocation Balanced Fund 109

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2022	$17.92	.21	(2.88)	(2.67)	(.18)	(1.76)	(1.94)	$13.31	(16.86)	$1,120,970.94		1.32	257
September 30, 2021	15.34	.18	2.67	2.85	(.17)	(.10)	(.27)	17.92	18.66	1,438,004.94		1.07	253
September 30, 2020	14.55	.20	.84	1.04	(.25)	—	(.25)	15.34	7.31	1,391,432.96		1.38	265
September 30, 2019	15.66	.28	(.23)	.05	(.27)	(.89)	(1.16)	14.55	1.07	1,377,682.97		1.92	137
September 30, 2018	15.43	.26	.93	1.19	(.24)	(.72)	(.96)	15.66	7.92	1,444,919.97		1.70	129
Class B
September 30, 2022	$17.87	.08	(2.86)	(2.78)	(.05)	(1.76)	(1.81)	$13.28	(17.49)	$15,150	1.69	.52	257
September 30, 2021	15.29	.05	2.67	2.72	(.04)	(.10)	(.14)	17.87	17.80	29,057	1.69	.32	253
September 30, 2020	14.49	.09	.84	.93	(.13)	—	(.13)	15.29	6.54	36,121	1.71	.63	265
September 30, 2019	15.60	.17	(.23)	(.06)	(.16)	(.89)	(1.05)	14.49	.28	45,740	1.72	1.16	137
September 30, 2018	15.36	.14	.94	1.08	(.12)	(.72)	(.84)	15.60	7.19	59,879	1.72	.93	129
Class C
September 30, 2022	$17.37	.09	(2.78)	(2.69)	(.06)	(1.76)	(1.82)	$12.86	(17.47)	$151,985	1.69	.56	257
September 30, 2021	14.88	.05	2.59	2.64	(.05)	(.10)	(.15)	17.37	17.76	224,072	1.69	.33	253
September 30, 2020	14.11	.09	.82	.91	(.14)	—	(.14)	14.88	6.57	226,182	1.71	.64	265
September 30, 2019	15.23	.16	(.22)	(.06)	(.17)	(.89)	(1.06)	14.11	.28	251,217	1.72	1.17	137
September 30, 2018	15.03	.14	.91	1.05	(.13)	(.72)	(.85)	15.23	7.13	283,493	1.72	.94	129
Class P
September 30, 2022	$17.97	.27	(2.90)	(2.63)	(.24)	(1.76)	(2.00)	$13.34	(16.61)	$265,860.57		1.70	257
September 30, 2021	15.38	.25	2.68	2.93	(.24)	(.10)	(.34)	17.97	19.12	288,282.56		1.45	253
September 30, 2020	14.59	.26	.84	1.10	(.31)	—	(.31)	15.38	7.73	260,760.57		1.77	265
September 30, 2019	15.71	.34	(.24)	.10	(.33)	(.89)	(1.22)	14.59	1.41	227,614.58		2.33	137
September 30, 2018	15.47	.32	.94	1.26	(.30)	(.72)	(1.02)	15.71	8.39	209,773.58		2.09	129
Class R
September 30, 2022	$17.76	.17	(2.85)	(2.68)	(.14)	(1.76)	(1.90)	$13.18	(17.06)	$15,388	1.19	1.07	257
September 30, 2021	15.20	.14	2.65	2.79	(.13)	(.10)	(.23)	17.76	18.39	20,763	1.19	.82	253
September 30, 2020	14.42	.17	.82	.99	(.21)	—	(.21)	15.20	7.01	24,135	1.21	1.14	265
September 30, 2019	15.53	.24	(.22)	.02	(.24)	(.89)	(1.13)	14.42	.83	31,821	1.22	1.68	137
September 30, 2018	15.31	.22	.92	1.14	(.20)	(.72)	(.92)	15.53	7.65	39,262	1.22	1.46	129
Class R5
September 30, 2022	$17.97	.24	(2.89)	(2.65)	(.22)	(1.76)	(1.98)	$13.34	(16.73)	$7,691.71		1.54	257
September 30, 2021	15.38	.23	2.67	2.90	(.21)	(.10)	(.31)	17.97	18.95	10,957.70		1.31	253
September 30, 2020	14.58	.24	.85	1.09	(.29)	—	(.29)	15.38	7.64	10,456.71		1.64	265
September 30, 2019	15.70	.31	(.23)	.08	(.31)	(.89)	(1.20)	14.58	1.26	10,876.72		2.18	137
September 30, 2018	15.46	.30	.94	1.24	(.28)	(.72)	(1.00)	15.70	8.26	10,918.72		1.96	129

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

110 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 111

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
September 30, 2022	$17.96	.26	(2.89)	(2.63)	(.23)	(1.76)	(1.99)	$13.34	(16.60)	$230,311.61		1.64	257
September 30, 2021	15.37	.24	2.68	2.92	(.23)	(.10)	(.33)	17.96	19.08	332,275.60		1.41	253
September 30, 2020	14.58	.26	.83	1.09	(.30)	—	(.30)	15.37	7.68	320,512.61		1.74	265
September 30, 2019	15.70	.33	(.23)	.10	(.33)	(.89)	(1.22)	14.58	1.36	307,002.62		2.29	137
September 30, 2018	15.46	.32	.93	1.25	(.29)	(.72)	(1.01)	15.70	8.35	281,041.62		2.07	129
Class Y
September 30, 2022	$17.97	.25	(2.90)	(2.65)	(.22)	(1.76)	(1.98)	$13.34	(16.72)	$275,861.69		1.56	257
September 30, 2021	15.37	.23	2.69	2.92	(.22)	(.10)	(.32)	17.97	19.04	387,168.69		1.32	253
September 30, 2020	14.58	.24	.84	1.08	(.29)	—	(.29)	15.37	7.57	350,322.71		1.63	265
September 30, 2019	15.69	.31	(.22)	.09	(.31)	(.89)	(1.20)	14.58	1.32	469,860.72		2.17	137
September 30, 2018	15.46	.30	.93	1.23	(.28)	(.72)	(1.00)	15.69	8.18	466,775.72		1.96	129

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

112 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 113

Notes to financial statements 9/30/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2021 through September 30, 2022.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class P∆	None	None	None
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

∆ Only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

114 Dynamic Asset Allocation Balanced Fund

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value

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following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment

116 Dynamic Asset Allocation Balanced Fund

income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

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Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

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In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

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TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,242,338 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $1,251,099 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

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Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from straddle loss deferrals, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,009,213 to decrease undistributed net investment income, $26,614 to increase paid-in capital and $1,982,599 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$239,519,360
Unrealized depreciation	(280,520,462)
Net unrealized depreciation	(41,001,102)
Undistributed ordinary income	23,452,988
Undistributed long-term gains	94,322,187
Cost for federal income tax purposes	$2,355,128,625

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Dynamic Asset Allocation Balanced Fund 121

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.515% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed-income portion of the fund managed by PIL (prior to July 1, 2022, the annual rate was 0.35% of the average net assets of the portion of the fund managed by PIL).

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund’s assets for which PAC is engaged as sub-advisor and 0.20% of the average net assets of the fixed-income portion of the fund’s assets for which PAC is engaged as sub-advisor (prior to July 1, 2022, the annual rate was 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser).

Putnam Management voluntarily reimbursed the fund $2,776 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

122 Dynamic Asset Allocation Balanced Fund

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,733,836	Class R5	13,958
Class B	28,926	Class R6	145,155
Class C	254,970	Class Y	444,302
Class P	28,504	Total	$2,674,060
Class R	24,409

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,657 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,870, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,334,158
Class B	1.00%	1.00%	223,375
Class C	1.00%	1.00%	1,964,146
Class R	1.00%	0.50%	93,845
Total			$5,615,524

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $182,708 from the sale of class A shares and received $501 and $1,342 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,011 on class A redemptions.

Dynamic Asset Allocation Balanced Fund 123

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$6,542,785,660	$6,518,717,459
U.S. government securities (Long-term)	—	—
Total	$6,542,785,660	$6,518,717,459

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	5,766,600	$92,077,627	7,723,151	$132,003,613
Shares issued in connection with
reinvestment of distributions	9,139,222	149,911,651	1,234,382	21,034,103
	14,905,822	241,989,278	8,957,533	153,037,716
Shares repurchased	(10,911,465)	(172,531,047)	(19,432,220)	(325,110,020)
Net increase (decrease)	3,994,357	$69,458,231	(10,474,687)	$(172,072,304)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	18,637	$296,253	31,938	$535,534
Shares issued in connection with
reinvestment of distributions	154,852	2,554,835	15,839	262,584
	173,489	2,851,088	47,777	798,118
Shares repurchased	(658,461)	(10,420,977)	(783,868)	(13,418,690)
Net decrease	(484,972)	$(7,569,889)	(736,091)	$(12,620,572)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	1,138,358	$17,696,225	1,572,456	$26,184,910
Shares issued in connection with
reinvestment of distributions	1,400,630	22,354,374	124,376	2,014,190
	2,538,988	40,050,599	1,696,832	28,199,100
Shares repurchased	(3,616,490)	(54,809,750)	(4,001,893)	(66,313,283)
Net decrease	(1,077,502)	$(14,759,151)	(2,305,061)	$(38,114,183)

124 Dynamic Asset Allocation Balanced Fund

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class P	Shares	Amount	Shares	Amount
Shares sold	9,021,682	$139,724,675	19,018,988	$306,223,532
Shares issued in connection with
reinvestment of distributions	2,018,937	33,077,234	317,955	5,446,516
	11,040,619	172,801,909	19,336,943	311,670,048
Shares repurchased	(7,151,469)	(112,039,375)	(20,250,946)	(326,579,750)
Net increase (decrease)	3,889,150	$60,762,534	(914,003)	$(14,909,702)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class R	Shares	Amount	Shares	Amount
Shares sold	163,758	$2,536,727	149,878	$2,529,697
Shares issued in connection with
reinvestment of distributions	130,402	2,122,490	16,856	283,073
	294,160	4,659,217	166,734	2,812,770
Shares repurchased	(295,331)	(4,603,929)	(585,328)	(9,706,551)
Net increase (decrease)	(1,171)	$55,288	(418,594)	$(6,893,781)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class R5	Shares	Amount	Shares	Amount
Shares sold	56,511	$877,913	50,257	$850,562
Shares issued in connection with
reinvestment of distributions	72,920	1,198,998	11,782	201,579
	129,431	2,076,911	62,039	1,052,141
Shares repurchased	(162,909)	(2,660,804)	(132,167)	(2,302,442)
Net decrease	(33,478)	$(583,893)	(70,128)	$(1,250,301)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,110,470	$33,679,675	3,241,809	$55,490,601
Shares issued in connection with
reinvestment of distributions	2,110,322	34,636,066	368,584	6,309,950
	4,220,792	68,315,741	3,610,393	61,800,551
Shares repurchased	(5,455,423)	(87,232,590)	(5,961,699)	(102,877,033)
Net decrease	(1,234,631)	$(18,916,849)	(2,351,306)	$(41,076,482)

Dynamic Asset Allocation Balanced Fund 125

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,407,974	$86,488,116	5,724,924	$95,818,532
Shares issued in connection with
reinvestment of distributions	2,224,065	36,537,292	372,380	6,369,746
	7,632,039	123,025,408	6,097,304	102,188,278
Shares repurchased	(8,510,339)	(135,929,180)	(7,332,387)	(126,127,644)
Net decrease	(878,300)	$(12,903,772)	(1,235,083)	$(23,939,366)

At the close of the reporting period, the Putnam RetirementReady Funds owned 11.7% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/21	cost	proceeds	income	of 9/30/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$19,155,555	$54,983,115	$74,138,670	$4,928	$—
Putnam Short Term
Investment Fund**	90,503,040	641,561,730	663,067,630	504,216	68,997,140
Total Short-term
investments	$109,658,595	$696,544,845	$737,206,300	$509,144	$68,997,140

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

126 Dynamic Asset Allocation Balanced Fund

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Dynamic Asset Allocation Balanced Fund 127

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Purchased currency option contracts (contract amount)	$15,900,000
Written equity option contracts (contract amount)	$—*
Written currency option contracts (contract amount)	$15,900,000
Futures contracts (number of contracts)	5,000
Forward currency contracts (contract amount)	$645,600,000
Centrally cleared interest rate swap contracts (notional)	$357,000,000
OTC total return swap contracts (notional)	$259,100,000
Centrally cleared total return swap contracts (notional)	$95,300,000
OTC credit default contracts (notional)	$13,900,000
Centrally cleared credit default contracts (notional)	$98,200,000
Warrants (number of warrants)	1,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Payables, Net assets —
Credit contracts	Receivables	$1,965,703	Unrealized depreciation	$1,266,684*
Foreign exchange
contracts	Receivables	1,727,812	Payables	1,614,349
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	47,972,735*	Unrealized depreciation	7,282,703*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	578,404*	Unrealized depreciation	13,744,925*
Total		$52,244,654		$23,908,661

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

128 Dynamic Asset Allocation Balanced Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(2,374,581)	$(2,374,581)
Foreign exchange
contracts	—	(617,763)	—	(1,376,533)	—	$(1,994,296)
Equity contracts	47,018	2,860,014	9,815,111	—	857,578	$13,579,721
Interest
rate contracts	—	—	(22,814,077)	—	(12,302,841)	$(35,116,918)
Total	$47,018	$2,242,251	$(12,998,966)	$(1,376,533)	$(13,819,844)	$(25,906,074)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(241,816)	$(241,816)
Foreign exchange
contracts	—	(26,478)	—	2,349,406	—	$2,322,928
Equity contracts	(9,256)	—	21,492,828	—	4,848,878	$26,332,450
Interest
rate contracts	—	—	(11,488,820)	—	652,962	$(10,835,858)
Total	$(9,256)	$(26,478)	$10,004,008	$2,349,406	$5,260,024	$17,577,704

Dynamic Asset Allocation Balanced Fund 129

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Total
Assets:
Centrally cleared interest rate swap
contracts§	$—	$—	$6,857,609	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,857,609
OTC Total return swap contracts*#	—	8,113,342	—	—	—	—	—	750,827	—	—	—	—	—	—	—	—	—	8,864,169
OTC Credit default contracts - protection
sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts - protection
purchased*#	—	—	—	—	—	510,268	351,562	304,664	—	—	302,760	82,277	414,172	—	—	—	—	1,965,703
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	4,710,343	—	—	—	—	—	—	5,000	—	—	—	—	—	—	4,715,343
Forward currency contracts#	395,612	—	—	—	35,585	—	—	—	299,372	526,219	—	—	651	45,605	86,221	—	338,547	1,727,812
Total Assets	$395,612	$8,113,342	$6,857,609	$4,710,343	$35,585	$510,268	$351,562	$1,055,491	$299,372	$526,219	$307,760	$82,277	$414,823	$45,605	$86,221	$—	$338,547	$24,130,636
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	6,775,526	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,775,526
OTC Total return swap contracts*#	—	6,152,802	—	—	—	—	—	336,521	—	—	—	—	—	—	—	—	—	6,489,323
OTC Credit default contracts —
protection sold*#	27,206	12,556	—	—	—	392,662	169,199	86,098	—	—	57,984	—	119,690	—	—	—	—	865,395
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default contracts§	—	—	15,815	—	—	—	—	—	—	—	—	—	—	—	—	—	—	15,815
Futures contracts§	—	—	—	369,488	—	—	—	—	—	—	1,108,282	—	—	—	—	—	—	1,477,770
Forward currency contracts#	—	—	—	—	—	—	—	—	—	237,267	—	—	—	402,454	854,651	117,059	2,918	1,614,349
Total Liabilities	$27,206	$6,165,358	$6,791,341	$369,488	$—	$392,662	$169,199	$422,619	$—	$237,267	$1,166,266	$—	$119,690	$402,454	$854,651	$117,059	$2,918	$17,238,178
Total Financial and Derivative
Net Assets	$368,406	$1,947,984	$66,268	$4,340,855	$35,585	$117,606	$182,363	$632,872	$299,372	$288,952	$(858,506)	$82,277	$295,133	$(356,849)	$(768,430)	$(117,059)	$335,629	$6,892,458
Total collateral received (pledged)†##	$368,406	$1,436,156	$—	$—	$—	$110,000	$182,363	$632,872	$299,372	$160,000	$245,000	$82,277	$293,000	$(282,310)	$(768,430)	$(117,059)	$210,000
Net amount	$—	$511,828	$66,268	$4,340,855	$35,585	$7,606	$—	$—	$—	$128,952	$(1,103,506)	$—	$2,133	$(74,539)	$—	$—	$125,629
Controlled collateral received (including
TBA commitments)**	$440,289	$1,436,156	$—	$—	$—	$110,000	$220,000	$1,030,000	$490,000	$160,000	$245,000	$121,566	$293,000	$—	$—	$—	$210,000	$4,756,011
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$(1,314,813)	$—	$(1,284,752)	$—	$—	$—	$—	$(447,657)	$—	$—	$(282,310)	$(787,098)	$(181,691)	$—	$(4,298,321)

130 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 131

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $22,756,473 and $6,618,403, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023.ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The adoption of the guidance will not have a material impact on the fund’s financial statements.

132 Dynamic Asset Allocation Balanced Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $104,323,486 as a capital gain dividend with respect to the taxable year ended September 30, 2022, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 32.42% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 56.99%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $16,821,194 of distributions paid as qualifying to be taxed as interest-related dividends, and $123,995,624 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

Dynamic Asset Allocation Balanced Fund 133

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	232,937,784	3,722,436
Barbara M. Baumann	233,561,894	3,098,326
Katinka Domotorffy	233,219,243	3,440,978
Catharine Bond Hill	233,446,071	3,214,150
Kenneth R. Leibler	233,338,540	3,321,680
Jennifer Williams Murphy	233,405,400	3,254,821
Marie Pillai	233,338,625	3,321,596
George Putnam, III	233,238,702	3,421,519
Robert L. Reynolds	233,509,836	3,150,385
Manoj P. Singh	233,287,174	3,373,047
Mona K. Sutphen	233,562,006	3,098,215

A proposal to approve an amendment to your fund’s fundamental investment policy regarding the acquisition of voting securities of any issuer was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes
62,258,190	896,788	1,587,955	24,759,196

All tabulations are rounded to the nearest whole number.

134 Dynamic Asset Allocation Balanced Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World*.

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann
Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler
Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy
Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai
Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

Dynamic Asset Allocation Balanced Fund 135

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2022, there were 102 funds in the Putnam fund complex, including 96 Putnam Funds and six funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

136 Dynamic Asset Allocation Balanced Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Dynamic Asset Allocation Balanced Fund 137

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

138 Dynamic Asset Allocation Balanced Fund

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Balanced Fund 139

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

140 Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
Independent Registered	Vice President, Treasurer,	Vice President and
Public Accounting Firm	and Clerk	Chief Legal Officer
PricewaterhouseCoopers LLP
	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2022	$149,646	$ —	$26,021	$ —
September 30, 2021	$151,005	$ —	$22,543	$ —

For the fiscal years ended September 30, 2022 and September 30, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $324,304 and $287,442 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2022	$ —	$298,283	$ —	$ —
September 30, 2021	$ —	$264,899	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2022